EXHIBIT 10.1
FIFTH AMENDMENT AND RESTATEMENT AGREEMENT
Dated as of April 17, 2012
among
PINNACLE FOODS FINANCE LLC,
as the Borrower,
PEAK FINANCE HOLDINGS LLC,
as Holdings,
THE GUARANTORS PARTY HERETO,
BARCLAYS BANK PLC,
as Administrative Agent, Collateral Agent and Swingline Lender
and,
THE OTHER LENDERS PARTY HERETO

BARCLAYS BANK PLC, MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED, and
J.P. MORGAN SECURITIES LLC,
as the Extension Arrangers and Extension Bookrunners
BARCLAYS BANK PLC, MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED,
J.P. MORGAN SECURITIES LLC, and
MACQUARIE CAPITAL (USA) INC.
as Term Loan E Arrangers and Term Loan E Bookrunners
This FIFTH AMENDMENT AND RESTATEMENT, dated as of April 17, 2012 (this “Agreement”), is entered into by and among PINNACLE FOODS FINANCE LLC, a Delaware limited liability company (the “Borrower”), PEAK FINANCE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), the Guarantors, the several banks and other financial institutions or entities listed on the signature pages hereto as lenders (collectively, the “Signing Lenders”) and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement (as defined in Section 2.2 below).
RECITALS
WHEREAS, the Borrower, Holdings, the Lenders party thereto, the Administrative Agent and the other agents and arrangers party thereto have entered into that certain Credit Agreement dated as of April 2, 2007 (as amended by that certain First Amendment, Resignation, Waiver, Consent and Appointment Agreement dated as of December 4, 2009, that certain Second Amendment to Credit Agreement dated as of December 23, 2009, that certain Third Amendment to Credit Agreement dated as of March 24, 2010 and that certain Fourth Amendment to Credit Agreement dated as of August 17, 2010, as so amended, the “Original Credit Agreement”);
WHEREAS, the Borrower has requested that the Original Credit Agreement be amended and restated in its entirety to, among other things:
(a) make certain amendments affecting the existing Initial Term Loans as more specifically set forth in the Restated Credit Agreement (as defined below) and convert certain Initial Terms Loans into Extended Initial Term Loans (as defined below) under the Restated Credit Agreement in the manner set forth herein and in the Restated Credit Agreement;
(b) establish a new tranche of term loans (the “Extended Initial Term Loan Facility”), which Extended Initial Term Loan Facility shall be in a principal amount equal to the aggregate principal amount of Initial Term Loans that have been converted into extended Initial Term Loans under the Extended Initial Term Loan Facility (the “Extended Initial Term Loans”);
(c) establish a new tranche of term loans (the “Tranche E Term Loan Facility”), which Tranche E Term Loan Facility shall consist of Tranche E Term Loans in an aggregate principal amount equal to $400,000,000;
(d) establish a new revolving credit facility (the “Restatement Revolving Credit Facility”), which Restatement Revolving Credit Facility shall consist of commitments in an aggregate principal amount equal to $150,000,000 (the “Restatement Revolving Credit Commitments”);
(e) make certain amendments affecting the existing Term Loans such that some or all of the Term Lenders may agree to extend the Maturity Date with respect to their Term Loans and Term Commitments in the future, as more specifically set forth in the Restated Credit Agreement; and
(f) make certain amendments permitting the prepayment of Senior Subordinated Notes, provide for the future extensions of Revolving Credit Loans and Term Loans and refinancings of Revolving Credit Loans and Term Loans as more specifically set forth in the Restated Credit Agreement;
WHEREAS, each existing Initial Term Lender with outstanding Initial Term Loans immediately prior to the Restatement Date (as defined below) (an “Existing Initial Term Lender”) that executes and delivers a signature page to this Agreement on or prior to the Restatement Date whereby such Existing Initial Term Lender consents to be an “Extended Initial Term Lender” in accordance with the provisions of Section 2.3 hereof (an “Extended Initial Term Lender”) will be deemed upon the Restatement Date to have agreed to the terms of this Agreement and the Restated Credit Agreement and will be deemed to have made Extended Initial Term Loans under the Restated Credit Agreement in an aggregate principal amount equal to a portion of the aggregate principal amount of such Existing Initial Term Lender’s outstanding Initial Term Loans immediately prior to the Restatement Date as separately agreed with Barclays Bank PLC, Bank of America Merrill Lynch and J.P. Morgan Securities Inc. (together, the “Extension Arrangers”) and provided to the Administrative Agent and the Borrower, with the remaining portion of such Extending Initial Term Lender’s Initial Term Loans remaining outstanding as Initial Term Loans under the Restated Credit Agreement;
WHEREAS, each Existing Initial Term Lender that executes and delivers this Agreement solely in its capacity as an Existing Initial Term Lender and not as an Extending Initial Term Lender (a “Non-Extending Initial Term Lender”) shall be deemed upon the Restatement Date to have agreed to the terms of this Agreement and the Restated Credit Agreement, but will not be deemed by virtue of such execution and delivery to have made any Extended Initial Term Loans under the Restated Credit Agreement (as defined below). The Initial Term Loans of each such Non-Extending Initial Term Lender and the Initial Term Loans of each Existing Initial Term Lender that is not a Signing Lender shall remain outstanding as Initial Term Loans under the Restated Credit Agreement in an aggregate principal amount for each such Non-Extending Initial Term Lender and each such Existing Initial Term Lender equal to the aggregate principal amount of Initial Term Loans of such Non-Extending Term Lender and Existing Term Lender outstanding under the Original Credit Agreement immediately prior to the Restatement Date;
WHEREAS, each party that executes and delivers a signature page to this Agreement consenting to be a “Tranche E Term Lender” in accordance with the provisions of Section 2.4 of this Agreement will be deemed upon the Restatement Date to have agreed to the terms of this Agreement and the Restated Credit Agreement and will be deemed to have a Tranche E Term Commitment in an aggregate principal amount specified on Schedule I to this Agreement;
WHEREAS, each party that executes and delivers a signature page to this Agreement consenting to be a “Restatement Revolving Credit Lender” in accordance with the provisions of Section 2.5 of this Agreement will be deemed upon the Restatement Date to have agreed to the terms of this Agreement and the Restated Credit Agreement and will be deemed to have a Restatement Revolving Credit Commitment in an aggregate principal amount specified on Schedule II to this Agreement;
WHEREAS, the existing revolving credit facility (the “Initial Revolving Credit Facility”) and Commitments thereunder (the “Initial Revolving Credit Commitments”) will be terminated on the Restatement Date as provided in Section 1.1 of this Agreement and (i) any revolving loans incurred under the Initial Revolving Credit Facility will be refinanced, or deemed refinanced, with loans incurred under the Restatement Revolving Credit Facility and (ii) any letters of credit issued under the Initial Revolving Credit Facility shall be deemed to be issued under the Restatement Revolving Credit Facility; and
WHEREAS, the Lenders party hereto are willing to effect the amendments set forth herein and in the Restated Credit Agreement, the Extending Initial Term Lenders are willing to convert their Initial Term Loans into Extended Initial Term Loans as contemplated hereby, and the Tranche E Term Lenders party hereto and the Restatement Revolving Credit Lenders party hereto are willing to extend Tranche E Term Loans and provide Restatement Revolving Credit Commitments, respectively, in accordance with the terms and subject to the conditions of this Agreement and the Restated Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION I.	TERMINATION OF REVOLVING CREDIT COMMITMENTS UNDER THE ORIGINAL CREDIT AGREEMENT
1.1    The Borrower has provided a notice of termination of the Initial Revolving Credit Commitments pursuant to Section 2.06(a) of the Original Credit Agreement. Such termination shall be deemed effective immediately prior to the effectiveness of the amendments set forth in Section II below.

SECTION II.	SUBSEQUENT AMENDMENTS TO THE ORIGINAL CREDIT AGREEMENT
2.1    Subject to the satisfaction of the conditions set forth in Section 3.2 hereof, effective as of the Restatement Date (as defined in Section 3.2 hereof), the Original Credit Agreement is hereby amended immediately subsequent to the termination of the Initial Revolving Credit Commitments described in Section 1.1 of this Agreement as set forth in this Section II:

2.2	Amendment and Restatement of Original Credit Agreement.
The parties hereto agree that the Original Credit Agreement shall be amended on the Restatement Date such that, on the Restatement Date, the terms set forth in the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”) shall replace the terms of the Original Credit Agreement in its entirety. Each of Exhibit D and Exhibit J to the Restated Credit Agreement shall replace Exhibit D and Exhibit J to the Original Credit Agreement in its entirety, respectively, and Schedule 2.03 to the Restated Credit Agreement shall be inserted in proper numerical order in the schedules to the Restated Credit Agreement. Each of Exhibit D and Exhibit J and Schedule 2.03 are attached hereto as Exhibit B.

2.3	Extended Initial Term Loans.
A.    Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, each Extending Initial Term Lender agrees that (i) that portion of the Initial Term Loans made by such Lender under the Original Credit Agreement, in an aggregate principal amount set forth on its signature page to this Agreement, shall be converted to, and remain outstanding on and after the Restatement Date as, Extended Initial Term Loans, which shall be deemed to be made and exist pursuant to, and under, the Restated Credit Agreement and (ii) the remaining Initial Term Loans made by such Lender under the Original Credit Agreement shall remain outstanding on and after the Restatement Date under the Restated Credit Agreement as Initial Term Loans originally made on the Closing Date.
B.    All Extended Initial Term Loans of Extending Initial Term Lenders as of the Restatement Date that are Eurocurrency Rate Loans will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the corresponding Initial Term Loans of such Extending Initial Term Lenders.

2.4	Tranche E Term Loan Facility.
Each Tranche E Term Lender agrees that (i) effective on and at all times after the Restatement Date, in addition to all Term Loans of such Lender (if any) outstanding prior to the Restatement Date, such Tranche E Term Lender will be bound by all obligations of a Lender under the Restated Credit Agreement in respect of the Tranche E Term Commitment in the amount set forth on Schedule I to this Agreement (or such lesser amount allocated to such Tranche E Term Lender by the Term Loan E Bookrunners) and (ii) on the Restatement Date such Tranche E Term Lender agrees that (a) it will fund Tranche E Term Loans in the amount of such Tranche E Term Lender’s Tranche E Term Commitment as set forth on Schedule I to this Agreement or (b) 100% of the aggregate outstanding principal amount of its Tranche D Term Loans shall be converted to, and remain outstanding on and after the Restatement Date as, Tranche E Term Loans (or such lesser amount allocated to such Tranche E Term Lender by the Term Loan E Bookrunners, such amount to be set forth on Schedule I to this Agreement), which shall be deemed to be made and exist pursuant to, and under, the Restated Credit Agreement. On the Restatement Date, each Tranche E Term Lender which was not a Lender prior to the Restatement Date will become a Lender for all purposes under the Restated Credit Agreement. The obligations of the Tranche E Term Lenders hereunder are in all respects several and not joint. No Tranche E Term Lender is or ever shall be in any respect responsible or liable for any obligation of any other Tranche E Term Lender or any other Lender.

2.5	Restatement Revolving Credit Facility.
Each Restatement Revolving Credit Lender agrees that (i) effective on and at all times after the Restatement Date such Restatement Revolving Credit Lender will be bound by all obligations of a Lender under the Restated Credit Agreement in respect of the Restatement Revolving Credit Commitment in the amount set forth on Schedule II to this Agreement and (ii) from time to time on or after the Restatement Date such Restatement Revolving Credit Lender will fund Restatement Revolving Credit Loans in accordance with the provisions of the Restated Credit Agreement. On the Restatement Date, each Restatement Revolving Credit Lender which was not a Lender prior to the Restatement Date will become a Lender for all purposes of the Restated Credit Agreement. The obligations of the Restatement Revolving Credit Lenders hereunder are in all respects several and not joint. No Restatement Revolving Credit Lender is or ever shall be in any respect responsible or liable for any obligation of any other Restatement Revolving Credit Lender or any other Lender.

2.6	Resignation of L/C Issuer.
By a notice dated March 30, 2012, Union Bank, N.A. provided notice of its intention to resign as an L/C Issuer under the Original Credit Agreement. The parties hereto agree to waive the requirement for thirty (30) days’ notice by Union Bank, N.A. to resign as an L/C Issuer pursuant to Section 10.07(j) of the Original Credit Agreement, which resignation shall be effective as of the Termination Effective Date (as defined in Section 3.1 of this Agreement). For the avoidance of doubt, nothing herein shall be deemed to be a further waiver, amendment, modification or other change of, any of the terms conditions, obligations or agreements contained in the Original Credit Agreement or any other Loan Document except as expressly set forth herein.

SECTION III.	EFFECTIVENESS OF AGREEMENT.

3.1	Termination Effective Date.
The effectiveness of the termination of the Initial Revolving Credit Commitments as set forth in Section I above is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Termination Effective Date”):
A.    Fees. The Administrative Agent shall have received by wire transfer of immediately available funds for the account of each Lender with a Initial Revolving Credit Commitment that has delivered a counterpart signature page to this Agreement to the Administrative Agent (or its designee) on or prior to 2:00 p.m. (EDT) on March 28, 2012, a nonrefundable fee equal to 0.10% of the principal amount of such Lender’s Initial Revolving Credit Commitment as in effect immediately prior to the termination thereof; and
B.    Repayment of Indebtedness. On the Termination Effective Date all Initial Revolving Credit Loans (if any) (including all accrued but unpaid interest with respect thereto) shall have been paid in full in accordance with the Original Credit Agreement.

3.2	Restatement Date
The effectiveness of the amendments to the Original Credit Agreement set forth in Section II of this Agreement, the obligations of each Extending Initial Term Lender to convert its Initial Term Loans (or any portion thereof) into Extended Initial Term Loans, the obligations of the Tranche E Term Lenders and the Restatement Revolving Credit Lenders to provide Tranche E Term Loans and Restatement Revolving Credit Commitments, respectively, and the amendment and restatement of the Original Credit Agreement as the Restated Credit Agreement are subject to the satisfaction or waiver of the following conditions (the date on which such conditions are satisfied or waived, the “Restatement Date”):
A.    Termination Effective Date. The Termination Effective Date shall have occurred.
B.    Execution. The Administrative Agent shall have (i) executed this Agreement and (ii) received a counterpart signature page of this Agreement duly executed by (a) each of the Loan Parties, (b) the Required Lenders, (c) each Extending Initial Term Lender, (d) each Tranche E Term Lender, (e) each Restatement Revolving Credit Lender, (f) each L/C Issuer, and (g) the Swing Line Lender;
C.    Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice relating to the Borrowing of the Tranche E Term Loans and Restatement Revolving Credit Loans on the Restatement Date;
D.    Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an executed copy of a written opinion of Simpson, Thacher & Bartlett LLP, counsel for the Loan Parties, addressed to the Administrative Agent and the Lenders party to the Restated Credit Agreement, dated as of the Restatement Date, in form and substance satisfactory to the Administrative Agent;
E.    No Default or Event of Default. No event shall have occurred and be continuing or will result from the consummation of the transactions contemplated by, and the effectiveness of, this Agreement and the Restated Credit Agreement (including, without limitation, any Credit Extension under the Restated Credit Agreement) that would constitute a Default or an Event of Default);
F.    Representations and Warranties. (i) Each of the representations and warranties contained in Section IV below shall be true and correct in all material respects (both before and after giving effect to the Agreement); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
G.    Fees and Expenses. The Administrative Agent shall have received by wire transfer of immediately available funds (i) for the account of each Term Lender that has consented to this Agreement and the Restated Credit Agreement and has delivered a counterpart signature page to this Agreement to the Administrative Agent (or its designee) on or prior to 2:00 p.m. (EDT) on March 28, 2012, a nonrefundable fee equal to 0.10% of the principal amount of such Lender’s Term Loans under the Original Credit Agreement outstanding as of the Restatement Date, (ii) for the account of each Extending Initial Term Lender that has consented to this Agreement and the Restated Credit Agreement and has delivered a counterpart signature page to this Agreement to the Administrative Agent (or its designee) on or prior to 2:00 p.m. (EDT) on March 28, 2012, a nonrefundable fee equal to 0.15% of the principal amount of such Extending Initial Term Lender’s Extended Initial Term Loans converted on the Restatement Date, (iii) for the ratable benefit of each Tranche E Term Lender that has consented to this Agreement and the Restated Credit Agreement and has delivered a counterpart signature page to this Agreement to the Administrative Agent (or its designee) on or prior to 2:00 p.m. (EDT) on March 28, 2012, a nonrefundable fee equal to 1.00% of the principal amount of Tranche E Term Loans funded on the Restatement Date (it being understood that such fee will take the form of original issue discount on the aggregate principal amount of the Tranche E Term Loans funded on the Restatement Date) and (iv) all fees and other amounts due and payable on or prior to the Restatement Date, as well as, to the extent invoiced on or before the Restatement Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with the Restated Credit Agreement or under any Loan Document (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent, incurred in connection with this Agreement and the Restated Credit Agreement);
H.    Repayment of Indebtedness. Substantially concurrently with the effectiveness of this Agreement and the Restated Credit Agreement all Tranche D Term Loans (including all accrued but unpaid interest with respect thereto) shall have been paid in full and all Senior Subordinated Notes (including all accrued but unpaid interest with respect thereto) shall have either been paid in full or arrangements reasonably satisfactory to the Administrative Agent shall have been made regarding the redemption of the Senior Subordinated Notes, which in no event shall occur later than three (3) Business Days after the repayment of the Tranche D Term Loans;
I.    Consent from Extending Initial Term Lenders. Notwithstanding anything to the contrary set forth herein, the amendments in the Agreement and the Restated Credit Agreement related to the establishment of the Extended Initial Term Loan Facility and the conversion of Initial Term Loans into Extended Initial Term Loans shall also be subject to the Administrative Agent’s receipt of the consent of Extending Initial Term Lenders having more than 55% of the aggregate outstanding amount of Initial Term Loans immediately prior to the Restatement Date; provided that the Borrower shall have the right to waive this condition in its sole discretion by providing written notice to the Administrative Agent of such waiver on or prior to the Restatement Date.
J.    Other Documents. The Administrative Agent and the Lenders shall have received customary corporate documents and certificates (including a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of the Borrower and its subsidiaries) each in form and substance substantially identical to those delivered in connection with the Original Credit Agreement on the Closing Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

SECTION IV.	REPRESENTATIONS AND WARRANTIES.
In order to induce the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Required Lenders, the Extending Initial Term Lenders, the Tranche E Term Lenders and the Restatement Revolving Credit Lenders to enter into this Agreement and the Restated Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each of the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Required Lenders, the Extending Initial Term Lenders, the Tranche E Term Lenders and the Restatement Revolving Credit Lenders that the following statements are true and correct in all material respects (provided that any of the following statements that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects). Capitalized terms used in this Section IV but not defined in this Agreement shall have the meanings assigned to such terms in the Restated Credit Agreement.
A.    Corporate Power and Authority. Each Loan Party which is party hereto has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and to perform its obligations under, this Agreement and under the Restated Credit Agreement and the other Loan Documents to which it is a party.
B.    Authorization of Agreements. The execution and delivery of this Agreement and the performance of this Agreement and the Restated Credit Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action on the part of each Loan Party party hereto and thereto.
C.    No Conflict. The execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party party hereto and thereto of this Agreement and the Restated Credit Agreement and the other Loan Documents to which it is a party do not and will not (i) contravene the terms of any of such Loan Party’s Organizational Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted under Section 7.01 of the Restated Credit Agreement), or require any payment to be made under (a) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (b) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(a), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
D.    Governmental Consents. No material action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Agreement and the performance by, or enforcement against, each Loan Party party hereto and thereto of this Agreement and the Restated Credit Agreement and the other Loan Documents to which it is a party, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
E.    Binding Obligation. This Agreement and the Restated Credit Agreement have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity.
F.    Incorporation of Representations and Warranties from Restated Credit Agreement. The representations and warranties contained in Article V of the Restated Credit Agreement are and will be true and correct in all material respects on and as of the Restatement Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
G.    Patriot Act. To the extent applicable, each Loan Party and each Subsidiary of each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION V.	ACKNOWLEDGMENT AND CONSENT.
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Restated Credit Agreement and this Agreement and consents to the amendment of the Original Credit Agreement effected pursuant to this Agreement, including any increase or decrease in Commitments from the Original Credit Agreement (and any new Commitments by any additional Lenders) and acknowledges and agrees that the Lenders (including both existing Lenders and additional Lenders) are “Lenders” and “Secured Parties” for all purposes under the Loan Documents to which such Guarantor is a party. The Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)).
The Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement and the Restated Credit Agreement.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Original Credit Agreement or any other Loan Document to consent to the amendments to the Original Credit Agreement effected pursuant to this Agreement and (ii) nothing in the Restated Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Restated Credit Agreement.

SECTION VI.	MISCELLANEOUS.
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) On and after the Restatement Date, each reference in the Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Original Credit Agreement shall mean and be a reference to the Restated Credit Agreement.
(ii) Except as specifically amended by this Agreement, the Restated Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Restated Credit Agreement or any of the other Loan Documents. This Agreement and the Restated Credit Agreement do not constitute a novation or termination of the Indebtedness and Obligations existing under the Original Credit Agreement.
B.    Headings. Section and Subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
C.    Integration, Applicable Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Restated Credit Agreement shall apply with like effect to this Agreement. This Agreement is a Loan Document as defined in the Restated Credit Agreement.
D.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.
E.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	PINNACLE FOODS FINANCE LLC

	By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

GUARANTORS :	PEAK FINANCE HOLDINGS LLC

	By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

PINNACLE FOODS FINANCE CORP.

	By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

PINNACLE FOODS GROUP LLC

	By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

PINNACLE FOODS INTERNATIONAL CORP.

	By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

BIRDS EYE FOODS, INC.

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

AVIAN HOLDINGS LLC

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

BIRDS EYE FOODS LLC

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

KENNEDY ENDEAVORS, INCORPORATED

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

SEASONAL EMPLOYERS, INC.

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

BEMSA HOLDING, INC.

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

GLK HOLDINGS, INC.

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

GLK, LLC

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

ROCHESTER HOLDCO LLC

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

PINNACLE FOODS FORT MADISON LLC

By:	/s/ John F. Kroeger
Name: John F. Kroeger
Title: Vice President

BARCLAYS BANK PLC,
as Administrative Agent, L/C Issuer and as Swing Line Lender

By:	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $          (    %).

Name of Institution:

Genesis CLO 2007-1 Ltd

By: GLG Ore Hill LLC, its Collateral Manager

By	/s/ Marshall E. Stearns
Name: Marshall E. Stearns
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:
Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $          (    %).

Name of Institution:

Northwoods Capital IV, Limited

By: Angelo, Gordon & Co., L.P. As Collateral Manager

By	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Oak Hill Credit Partners IV, Limited,
as a Tranche D Term Lender

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $          (    %).

Name of Institution:

Oak Hill Credit Partners IV, Limited

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

HillMark Funding, Ltd.

By: HillMark Capital Management, L.P.,
as Collateral Manager, As Lender

as a Tranche D Term Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Stoney Lane Funding I, Ltd.

By: HillMark Capital Management, L.P.,
as Collateral Manager, as Lender

as a Tranche D Term Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Texas Exchange Bank

By	/s/ Pat Dunne
Name: Pat Dunne
Title: CFO

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Mill Creek CLO, Ltd.

By	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Eagle Creek CLO, Ltd.

By	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KATHONAH VII CLO LTD.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
	Title:	Authorized Officer,
Katonah Debt Advisors, L.L.C.
As Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KATONAH VIII CLO LTD.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
	Title:	Authorized Officer,
Katonah Debt Advisors, L.L.C.
As Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:
Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KATONAH IX CLO LTD.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
	Title:	Authorized Officer,
Katonah Debt Advisors, L.L.C.
As Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KATONAH X CLO LTD.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
	Title:	Authorized Officer,
Katonah Debt Advisors, L.L.C.
As Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KATONAH 2007-I CLO LTD.

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
	Title:	Authorized Officer,
Katonah Debt Advisors, L.L.C.
As Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

San Joaquin County Employees’ Retirement Association,
as a Tranche D Term Lender

By:	/s/ Adam J. Shapiro
Name: Adam J. Shapiro
Title: General Counsel

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

JHF II-Multi Sector Bond Fund,
as a Tranche D Term Lender

By:	/s/ Adam J. Shapiro
Name: Adam J. Shapiro
Title: General Counsel

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Libra Global Limited,
as a Tranche D Term Lender

By:	/s/ Adam J. Shapiro
Name: Adam J. Shapiro
Title: General Counsel

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Stone Harbor Global Funds PLC – Stone Harbor Leveraged Loan Portfolio,
as a Tranche D Term Lender

By:	/s/ Adam J. Shapiro
Name: Adam J. Shapiro
Title: General Counsel

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

San Joaquin County Employees’ Retirement Association

By:	/s/ Adam J. Shapiro
Name: Adam J. Shapiro
Title: General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

JHF II-Multi Sector Bond Fund

By:	/s/ Adam J. Shapiro
Name: Adam J. Shapiro
Title: General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Libra Global Limited

By:	/s/ Adam J. Shapiro
Name: Adam J. Shapiro
Title: General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stone Harbor Global Funds PLC – Stone Harbor Leveraged Loan Portfolio

By:	/s/ Adam J. Shapiro
Name: Adam J. Shapiro
Title: General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Pioneer Bond Fund

By:	Pioneer Investment Management, Inc., as adviser to each Lender above

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Pioneer Floating Rate Trust

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stichting Pensioenfonds Medische Specialisten

By: Pioneer Institutional Asset Management, Inc., as adviser to each Lender above

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stichting Pensioenfonds voor Huisartsen

By: Pioneer Institutional Asset Management, Inc., as adviser to each Lender above

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Waveland – INGOTS Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Loan Funding III (Delaware) LLC
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Southport CLO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Fairway Loan Funding Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Mayport CLO Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Portola CLO, Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

PIMCO Funds: PIMCO Senior Floating Rate Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

PIMCO Cayman Bank Loan Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Virtus Senior Floating Rate Fund

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Virtus Multi Sector Short Term Bond Fund

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

VVIT: Virtus Multi Sector Fixed Income Series

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Mayport CLO Ltd.,
as a Tranche D Term Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Fairway Loans Funding Company,
as a Tranche D Term Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Portola CLO, Ltd.,
as a Tranche D Term Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

PIMCO Cayman Bank Loan Fund,
as a Tranche D Term Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Montpelier Investments Holdings Ltd.

By: Pioneer Institutional Asset Management, Inc., as adviser to each Lender above

By	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CONFLUENT 4 LIMITED,
As Lender

By:	Loomis, Sayles & Company, L.P.,
As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated
Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LOOMIS SAYLES CLO I, LTD.
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Collateral Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

DIVERSIFIED CREDIT PORFOLIO LTD.,
as a Tranche E Term Lender

By: INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Phillip Yarrow
Name: Phillip Yarrow
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Invesco Van Kampen Dynamic Credit Opportunities Fund,
as a Tranche E Term Lender

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Phillip Yarrow
Name: Phillip Yarrow
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Invesco Floating Rate Fund,
as a Tranche E Term Lender

By: INVESCO Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Phillip Yarrow
Name: Phillip Yarrow
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

MSIM Peconic Bay, Ltd.,
as a Tranche E Term Lender

By: Invesco Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Phillip Yarrow
Name: Phillip Yarrow
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Invesco Van Kampen Senior Income Trust,
as a Tranche E Term Lender

By: Invesco Senior Management, Inc. as Sub-Adviser

By:	/s/ Phillip Yarrow
Name: Phillip Yarrow
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Invesco Van Kampen Senior Loan Fund,
as a Tranche E Term Lender

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Phillip Yarrow
Name: Phillip Yarrow
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Invesco Zodiac Funds – Invesco US Senior Loan Fund,
as a Tranche E Term Lender

By: Invesco Management S.A. As Investment Manager

By:	/s/ Phillip Yarrow
Name: Phillip Yarrow
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Chatham Light II CLO, Limited

By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

COA Caerus CLO Ltd., as Lender

By: FS COA Management LLC, as Portfolio Manager

By	/s/ David Nadeau
Name: David Nadeau
Title: Partner

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Fraser Sullivan CLO I, Ltd., as Lender

By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By	/s/ David Nadeau
Name: David Nadeau
Title: Partner

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Fraser Sullivan CLO II, Ltd., as Lender

By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By	/s/ David Nadeau
Name: David Nadeau
Title: Partner

For any Initial Term Lender requiring a second signature line:

By
Name:
Title

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

AllianceBernstein Institutional Investments – High Yield Loan Portfolio

By: AllianceBernstein L.P.

By	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Four Corners CLO III, Ltd.

By	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Fraser Sullivan CLO VI Ltd.

By: FS COA Management, LLC, as Portfolio Manager

By	/s/ David Nadeau
Name: David Nadeau
Title: Partner

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Golden Knight II CLO, Ltd.

By	/s/ Joel Serebransky
Name: Joel Serebransky
Title: Portfolio Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Tranche D Term Lender

By:	/s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorised Signatory

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Frances Johnson
Name: Frances Johnson
Title: Authorised Signatory

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Flagship CLO III

By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc), As Collateral Manager

By	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Director

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

DWS Floating Rate Fund,
as a Tranche D Term Lender

By:	Deutsche Investment Management Americas, Inc.
Investment Advisor

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Director

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Flagship CLO IV,
as a Tranche D Term Lender

By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Director

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

DWS Floating Rate Fund

By:	Deutsche Investment Management Americas, Inc.
Investment Advisor

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Director

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $          (    %).

Name of Institution:

Flagship CLO IV

By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.)
As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Director

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (%).

Name of Institution:

Flagship CLO V

By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.)
As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Director

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Director

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Northwoods Capital IV, Limited,
as a Tranche D Term Lender

By: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Northwoods Capital IV, Limited

By: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (        %).

Name of Institution:

ARES VIR CLO LTD.

By: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

By: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ARES IX CLO LTD.

BY: ARES CLO MANAGEMENT IX, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP IX, LLC, ITS GENERAL PARTNER

By	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Ares NF CLO XIII Ltd

By: ARES NF CLO XIII MANAGEMENT, L.P., Its collateral manager

By: ARES NF CLO XIII Management LLC, Its general partner

By	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Ares NF CLO XIV Ltd.

By: ARES NF CLO XIV Management, L.P., its collateral manager

By: ARES NF CLO XIV Management LLC, its general partner

By	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Ares NF CLO XV Ltd

By: Ares NF CLO XV Management, L.P., its collateral manager

By: Ares NF CLO XV Management LLC, its general partner

By	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ARES XXIII CLO LTD.

BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CONFLUENT 2 LIMITED

By: ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER

By: ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER

By	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

WELLPOINT, INC.

By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

By: ARES WLP AMANGEMENT GP, LLC, ITS GENERAL PARTNER

By	/s/ Seth Brufsky
Name: Seth Brufsky
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

ARES IX CLO LTD.,
as a Tranche D Term Lender

BY: ARES CLO MANAGEMENT IX, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP IX, LLC, ITS GENERAL PARTNER

By	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Ares NF CLO XIII Ltd,
as a Tranche D Term Lender

By: Ares NF CLO XIII Management, L.P., its collateral manager

By: Ares NF CLO XIII Management LLC, its general partner

By	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Barclays Bank PLC

By	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Barclays Bank PLC,
as a Tranche D Term Lender

By	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

Barclays Bank PLC,
as a Revolving Credit Lender

By	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement

Barclays Bank PLC,
as a Restatement Revolving Credit Lender

By	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

For any Restatement Revolving Credit Lender requiring a second signature line:

By
Name:
Title:
Restatement Revolving Credit Commitment:

Notice Address:	Barclays Bank PLC 745 Seventh Avenue New York, NY 10019
Attention:	Diane Rolfe
Telephone:	212-526-1109
Facsimile:	646-758-5957

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CIT CLO I LTD.

By: CIT Asset Management LLC

By	/s/ Roger M. Burns
	Name:	Roger M. Burns
	Title:	CIT Asset Management LLC, Executive VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GOLDMAN SACHS ASSET
MANAGEMENT CLO, PUBLIC
LIMITED COMPANY

By: Goldman Sachs Asset Manager, L.P., as Manager

By	/s/ Sriuathsa Godinath
Name: Sriuathsa Godinath
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CREDIT SUISSE LOAN FUNDING LLC

By	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By	/s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

CREDIT SUISSE LOAN FUNDING LLC,
as a Tranche D Term Lender

By	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Deutsche Bank AG New York Branch
as a Tranche D Term Lender

By: DB Services New Jersey, Inc.

By	/s/ Christine LaMonaca
Name: Christine LaMonaca
Title: Assistant Vice President

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Deidre Cesarió
Name: Deirdre Cesarió
Title: Assistant Vice President

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Nob Hill CLO, Limited

By	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Nob Hill CLO II, Limited

By	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Blackrock Senior High Income Fund, Inc.
Allied World Assurance Company, Ltd
JPMBI re Blackrock BankLoan Fund
BlackRock Floating Rate Income Trust
BlackRock Defined Opportunity Credit Trust
BlackRock Limited Duration Income Trust
BMI-CLO-I
BlackRock Funds II BlackRock Floating
Rate Income Portfolio
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income
Strategies Fund, Inc.
BlackRock Floating Rate Income
Strategies Fund II, Inc.
BlackRock Global Investment Series:
Income Strategies Portfolio
Alterra Bermuda Limited
Ironshore Inc.
Missouri State Employees’ Retirement System
BlackRock Senior Floating Rate Portfolio,
as a Tranche E Term Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

Fifth Amendment and Restatement for Credit Agreement

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BlackRock Senior Income Series,
as a Tranche D Term Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Senior Income Series

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Senior High Income Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

JPMBI re BlackRock Bank Loan Fund

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Defined Opportunity Credit Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Funds II BlackRock Floating Rate Income Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Senior Income Series II

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Senior High Income Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Blackrock Senior Income Series IV

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Senior Income Series V Limited

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Diversified Income Strategies Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BlackRock Floating Rate Income Strategies Fund II, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Ironshore Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Missouri State Employees’ Retirement System

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

NB Global Floating Rate Income Fund Limited,
as a Tranche D Term Lender

By: Neuberger Berman Fixed Income LLC, as collateral manger

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Neuberger Berman – Floating Rate Income Fund,
as a Tranche D Term Lender

By: Neuberger Berman Fixed Income LLC, as collateral manger

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Neuberger Berman Strategic Income Fund,
as a Tranche D Term Lender

By: Neuberger Berman Fixed Income LLC, as collateral manger

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LightPoint CLO III, Ltd.

By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LightPoint CLO IV, Ltd.

By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LightPoint CLO V, Ltd.

By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LightPoint CLO VII, Ltd.

By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LightPoint CLO VIII, Ltd.

By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Airlie CLO 2006-I, Ltd.

By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ACA CLO 2007-I, LTD

By: Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

APIDOS CDO I

By: Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

APIDOS CDO II

By: Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

APIDOS CDO III

By: Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

APIDOS CDO IV

By: Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

APIDOS QUATTRO CDO

By: Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

APIDOS CDO V

By: Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

APIDOS CINCO CDO

By: Its Investment Advisor Apidos Capital Management, LLC

By	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: VP

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Green Island CBNA Loan Funding LLC

By: Citibank, N.A.

By	/s/ Emily Chong
Name: Emily Chong
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

NAVIGATOR CDO 2005, LTD., as a Lender

By: GE Capital Debt Advisors LLC, as Collateral Manager

By	/s/ Kathleen Brooks
Name: Kathleen Brooks
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

NAVIGATOR CDO 2006, LTD., as a Lender

By: GE Capital Debt Advisors LLC, as Collateral Manager

By	/s/ Kathleen Brooks
Name: Kathleen Brooks
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Ballyrock CLO III Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund,
as a Tranche D Term Lender

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Deputy Treasurer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Restatement Revolving Credit Lender

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Managing Director

For any Restatement Revolving Credit Lender requiring a second signature line:

By	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Associate
Restatement Revolving Credit Commitment:

Notice Address:	Eleven Madison Avenue New York, NY 10010
Attention:	Sean Portrait
Telephone:	919-994-6369
Facsimile:	212-32202291

Amendment and Restatement and Resignation and Appointment Agreement

MORGAN STANLEY BANK, N.A.,
as a Restatement Revolving Credit Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

For any Restatement Revolving Credit Lender requiring a second signature line:

By
Name:
Title:
Restatement Revolving Credit Commitment:

Notice Address:	Morgan Stanley Loan Servicing 1300 Thames Street, Thames Street Wharf, 4th Floor Baltimore, MD 21231
Attention:	Edward Henley
Telephone:	443-627-4326
Facsimile:	212-404-9645

Amendment and Restatement and Resignation and Appointment Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Wells Fargo Advantage Short-Term High Yield Bond Fund

By	/s/ Michael J. Schueller
Name: Michael J. Schueller
Title: Portfolio Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Alterra Bermuda Limited, as a Lender

By: Wellington Management Company, as its Investment Advisor

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Global Indemnity (Cayman) Limited, as a Lender

By: Wellington Management Company, as its Investment Advisor

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

SunAmerica Senior Floating Rate Fund, Inc., as a Lender

By: Wellington Management Company, as its Investment Advisor

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

U.A.I. (Luxembourg) Investment S.a.r.l., as a Lender

By: Wellington Management Company, as its Investment Advisor

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

UMC Benefit Board, Inc., as a Lender

By: Wellington Management Company, as its Investment Advisor

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

U.A.I. (Luxembourg) Investment S.a.r.l.,
as a Tranche E Term Lender

By: Wellington Management Company, as its Investment Advisor

By	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

U.S. CAPITAL FUNDING, VI, LTD.

By: StoneCastle Advisors, LLC, its attorney-in-fact

By	/s/ Joshua Siegel
Name: Joshua Siegel
Title: President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

U.S. CAPITAL FUNDING, V, LTD.

By: StoneCastle Advisors, LLC, its attorney-in-fact

By	/s/ Joshua Siegel
Name: Joshua Siegel
Title: President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

Union Bank, NA,
as a Revolving Credit Lender

By:	/s/ Michael Gardner
Name: Michael Gardner
Title: Vice President

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

TRS HY FUNDS LLC

By: Deutsche Bank AG Cayman Islands Branch, its sole member

By: DB Services New Jersey, Inc.

By	/s/ Christine LaMonaca
Name: Christine LaMonaca
Title: Assistant Vice President

For any Initial Term Lender requiring a second signature line:

By	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

XELO VII LIMITED,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Sub-Advisor

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

SUMMIT LAKE CLO, LTD.,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

ST. JAMES RIVER CLO, LTD.,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

SAPPHIRE VALLEY CDO I, LTD.,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

DIAMOND LAKE CLO, LTD.,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

C.M. LIFE INSURANCE COMPANY,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

CLEAR LAKE CLO, LTD.,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BABSON CLO LTD. 2011-I,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BILL AND MELINDA GATES FOUNDATION TRUST,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BABSON CLO LTD. 2007-I,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BABSON CLO LTD. 2006-II,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BABSON CLO LTD. 2006-1,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BABSON CLO LTD. 2005-1,
as a Tranche D Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

JFIN CLO 2007 LTD.

By: Jefferies Finance LLC as Collateral Manager

By	/s/ Kevin Stephens
Name: Kevin Stephens
Title: Closing Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON CLO LTD. 2004-II

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON CLO LTD. 2005-II

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON CLO LTD. 2004-I

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON CLO LTD. 2006-II

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

VINACASA CLO, LTD.

By: Babson Capital Management LLC as Collateral Servicer

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON CLO LTD. 2008-II

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON LOAN OPPORTUNITY CLO, LTD.

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

OSPREY CDO 2006-1 LTD.

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

VICTORIA FALLS CLO, LTD.

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BILL AND MELINDA GATES FOUNDATION TRUST

By: Babson Capital Management LLC as Investment Adviser

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON CLO LTD. 2007-I

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON CLO LTD. 2006-I

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BABSON CLO LTD. 2005-I

By: Babson Capital Management LLC as Collateral Manager

By	/s/ David M. Mihalick
Name: David M. Mihalick
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

The Standard Fire Insurance Company,
as a Tranche D Term Lender

By:	/s/ Annette Masterson
Name: Annette Masterson
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

The Standard Fire Insurance Company

By	/s/ Annette Masterson
Name: Annette Masterson
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Founders Grove CLO, Ltd.,
as a Tranche D Term Lender

By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Founders Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Grant Grove CLO, Ltd.,
as a Tranche E Term Lender

By: Tall Tree Investment Management, LLC as Collateral Manager

By	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Grant Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Muir Grove CLO, Ltd.,
as a Tranche E Term Lender

By: Tall Tree Investment Management, LLC as Collateral Manager

By	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Muir Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Penn Series Funds, Inc. – Flexibly Managed Fund

By: T. Rowe Price Associates, Inc. as investment advisor:

By	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ING Investors Trust – ING T. Rowe Price Capital Appreciation Portfolio

By: T. Rowe Price Associates, Inc. as investment advisor:

By	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

John Hancock Variable Insurance Trust – Capital Appreciation Value Trust

By: T. Rowe Price Associates, Inc. as investment sub-advisor:

By	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

T. Rowe Price Capital Appreciation Fund

By	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

T. Rowe Price Floating Rate Fund, Inc.

By	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ACE AMERICAN INSURANCE COMPANY

By: T. Rowe Price Associates, Inc. as investment advisor:

By	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Penn Series Funds, Inc. – Flexibly Managed Fund,
as a Tranche D Term Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

ING Investors Trust – ING T. Rowe Price Capital Appreciation Portfolio,
as a Tranche D Term Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

T. Rowe Price Institutional Common Trust Fund – T. Rowe Price Capital Appreciation Trust,
as a Tranche D Term Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

T. Rowe Price Capital Appreciation Fund,
as a Tranche D Term Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

T. Rowe Price Floating Rate Fund, Inc.,
as a Tranche D Term Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

ACE AMERICAN INSURANCE COMPANY,
as a Tranche D Term Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

T. Rowe Price Institutional Floating Rate Fund,
as a Tranche D Term Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Rampart CLO 2006-1 Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Loan Star State Trust

By: Stone Tower Fund Management LLC As Its Investment Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Cornerstone CLO Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stone Tower CLO VII Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Rampart CLO 2007 Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stone Tower CLO VI Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stone Tower CLO V Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Granite Ventures III Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Granite Ventures II Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stone Tower CLO IV Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stone Tower CLO III Ltd.

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

IBM Personal Pension Plan Trust,
as a Tranche E Term Lender

By: Stone Tower Fund Management LLC As Its Investment Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Stone Tower CLO V Ltd.,
as a Tranche E Term Lender

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Stone Tower CLO IV Ltd.,
as a Tranche E Term Lender

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Stone Tower Credit Funding I Ltd.,
as a Tranche E Term Lender

By: Stone Tower Fund Management LLC As Its Collateral Manager

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Rampart CLO 2006-1 Ltd.,
as a Tranche D Term Lender

By: Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Liberty Island Funding 2011-1 Ltd.

By	/s/ Edward T. Crook
Name: Edward T. Crook
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Christian Paragot-Rieutort
Name: Christian Paragot-Rieutort
Title: Director

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Southfork CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Westchester CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stratford CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Rockwall CDO II, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Red River CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Loan Funding VII LLC,
as a Tranche D Term Lender

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Loan Funding VII LLC

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

LOAN FUNDING IV LLC,
as a Tranche D Term Lender

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LOAN FUNDING IV LLC

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Liberty CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Jasper CLO Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Greenbriar CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Grayson CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Gleneagles CLO Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Eastland CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Brentwood CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Armstrong Loan Funding, LTD.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Aberdeen Loan Funding, Ltd

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Venture IX CDO, Limited,
as a Tranche D Term Lender

By: its investment advisor, MJX Asset Management LLC

By	/s/ John P. Calaba
Name: John P. Calaba
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Venture VIII CDO, Limited,
as a Tranche D Term Lender

By: its investment advisor, MJX Asset Management, LLC

By	/s/ John P. Calaba
Name: John P. Calaba
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Venture IV CDO Limited

By: its investment advisor, MJX Asset Management LLC

By	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Venture VI CDO Limited,
as a Tranche D Term Lender

By: its investment advisor, MJX Asset Management, LLC

By	/s/ John P. Calaba
Name: John P. Calaba
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Venture V CDO Limited,
as a Tranche D Term Lender

By: its investment advisor, MJX Asset Management, LLC

By	/s/ John P. Calaba
Name: John P. Calaba
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ILLINOIS STATE BOARD OF INVESTMENT

By: McDonnell Alternative Credit Strategies, LLC, as Investment Manager

By	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

WIND RIVER CLO I LTD.,
as a Tranche D Term Lender

By: McDonnell Alternative Credit Strategies, LLC, as Manager

By	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ING IM CLO 2011-1, Ltd.

By: ING Alternative Asset Management LLC, as its portfolio manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Phoenix CLO I, Ltd.

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Phoenix CLO III, Ltd.

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Phoenix CLO II, Ltd.

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ING Investment Management CLO IV, Ltd.

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Fraser Sullivan CLO V Ltd., as Lender

By: WCAS Fraser Sullivan Investment Management, LLC as Portfolio Manager

By	/s/ David Nadeau
Name: David Nadeau
Title: Partner

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

COA Tempus CLO Ltd, as Lender

By: FS COA Management, LCC as Portfolio Manager

By	/s/ David Nadeau
Name: David Nadeau
Title: Partner

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

ISL Loan Trust,
as a Tranche E Term Lender

By: ING Investment Management Co., as its investment advisor

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

IBM Personal Pension Plan Trust,
as a Tranche E Term Lender

By: ING Investment Management Co., as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

ING IM CLO 2011-1, Ltd.,
as a Tranche E Term Lender

By: ING Alternative Asset Management LLC, as its portfolio manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Phoenix CLO I, LTD.,
as a Tranche E Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Phoenix CLO III, LTD.,
as a Tranche E Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Phoenix CLO II, Ltd.,
as a Tranche E Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund,
as a Tranche E Term Lender

By: ING Investment Trust Co. as its trustee

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

ING (L) Flex – Senior Loans,
as a Tranche E Term Lender

By: ING Investment Management Co., as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

ING Investment Management CLO V, LTD.,
as a Tranche E Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

ING Investment Management CLO IV, LTD.,
as a Tranche E Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

ING Investment Management CLO III, LTD.,
as a Tranche E Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ING Investment Management CLO II, LTD.

By: ING Alternative Asset Management LLC, as its investment manager

	By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ING Investment Management CLO I, LTD.

By: ING Investment Management Co., as its investment manager

	By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

ING Prime Rate Trust,
as a Tranche E Term Lender

By: ING Investment Management Co., as its investment manager

By	/s/ Jim Essert
Name: Jim Essert
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Prospero CLO II B.V.

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Veritas CLO II, LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Veritas CLO I, LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Prospero CLO I B.V.

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Westwood CDO II LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Westwood CDO I LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Pacifica CDO VI LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Pacifica CDO IV LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Pacifica CDO III LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

One Wall Street CLO II LTD,
as a Tranche D Term Lender

By: Alcentra NY, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

One Wall Street CLO II LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

OWS CLO I LTD

By: Alcentra NY, LLC, as investment advisor

By	/s/ Frank Longobardi
Name: Frank Longobardi
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

OHA Park Avenue CLO I, Ltd.,
as a Tranche D Term Lender

By: Oak Hill Advisors, L.P. as Investment Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

OHA Park Avenue CLO I, Ltd.

By: Oak Hill Advisors, L.P., as Investment Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Oak Hill Credit Partners V, Limited,
as a Tranche D Term Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Oak Hill Credit Partners V Limited

By: Oak Hill Advisors, L.P., as Portfolio Manager

By	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Maryland State Retirement and Pension System

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KKR FINANCIAL CLO 2007-1, LTD.

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KKR FINANCIAL CLO 2005-2, LTD.

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KKR FINANCIAL CLO 2005-1, LTD.

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CCT Funding LLC

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ACE Tempest Reinsurance Ltd

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KKR FLOATING RATE FUND L.P.

By	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Gulf Stream – Sextant CLO 2007-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Gulf Stream – Sextant CLO 2006-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Gulf Stream – Compass CLO 2007, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Gulf Stream – Compass CLO 2005-II, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Gulf Stream – Compass CLO 2005-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Gulf Stream – Compass CLO 2003-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Gulf Stream – Compass CLO 2002-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

VALIDUS REINSURANCE LTD

By: PineBridge Investments LLC Its Investment Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

PineBridge Bank Loan Fund Ltd.

By: PineBridge Investments LLC Its Investment Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Plymouth Rock CLO Ltd.

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Saturn CLO, Ltd.

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Galaxy X CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Galaxy VIII CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Galaxy VII CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Galaxy VI CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Galaxy V CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Galaxy IV CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Galaxy III CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Galaxy CLO 2003-I, LTD

By: PineBridge Investments LLC Its Collateral Manager

By	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Carlyle Veyron CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Carlyle Vantage CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Mountain Capital CLO VI Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Mountain Capital CLO V Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Mountain Capital CLO IV Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Mountain Capital CLO III Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Foothill CLO I, Ltd

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Carlyle High Yield Partners VII, Ltd

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Carlyle Bristol CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Carlyle Azure CLO, Ltd.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

ACE Tempest Reinsurance Ltd.,
as a Tranche D Term Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ Francie Nelson
Name: Francie Nelson
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

	By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

The Public School Retirement System of Missouri,
as a Tranche D Term Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ Francie Nelson
Name: Francie Nelson
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

	By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

The Public Education Employees Retirement System of Missouri,
as a Tranche D Term Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ Francie Nelson
Name: Francie Nelson
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

	By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Oaktree Senior Loan Fund, L.P.,
as a Tranche D Term Lender

By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner

By: Oaktree Fund GP IIA, LLC Its: General Partner

By: Oaktree Fund GP II, L.P. Its Managing Member

By	/s/ Francie Nelson
Name: Francie Nelson
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

	By	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Kingsland V Ltd.

By: Kingsland Capital Management, LLC, as Manager

By	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Kingsland IV Ltd.

By: Kingsland Capital Management, LLC, as Manager

By	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Kingsland III, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Kingsland II, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Kingsland I, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LATITUDE CLO III, LTD

By	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LATITUDE CLO II, LTD

By	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LATITUDE CLO I, LTD

By	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

Mizuho Corporate Bank, Ltd,
as a Revolving Credit Lender

By:	/s/ James R. Fayen
Name: James R. Fayen
Title: Deputy General Manager

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

AIMCO CLO, SERIES 2005-A,
as a Tranche E Term Lender

By	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By	/s/ Michael T. Moran
Name: Michael T. Moran
Title: Authorized Signatory
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

AIMCO CLO, SERIES 2006-A,
as a Tranche E Term Lender

By	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

For any Tranche E Term Lender requiring a second signature line:

By	/s/ Michael T. Moran
Name: Michael T. Moran
Title: Authorized Signatory
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

AIMCO CLO, SERIES 2005-A

By	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Cortina Funding

By	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Westbrook CLO, Ltd.

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Credos Floating Rate Fund, L.P.

By: Shenkman Capital Management, Inc., its General Partner

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Credos Floating Rate Fund, L.P.
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., its General Partner

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Primus High Yield Bond Fund, L.P.
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., its General Partner

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Harbor High Yield Bond Fund, L.P.
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., as Sub Advisor

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Trustmark Insurance Company
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., as Investment Advisor

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Texas PrePaid Higher Education Tuition Board
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., as Investment Advisor

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Highmark, Inc.
(Shenkman – BANK LOAN ACCOUNT)
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BSA Retirement Plan for Employees
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

WM Pool – Fixed Interest Trust No. 7
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BSA Commingled Endowment Fund, LP
as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Teachers’ Retirement System of Louisiana
(Shenkman – BANK LOAN ACCOUNT) as a Tranche D Term Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ALZETTE EUROPEAN CLO S.A.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ATLANTIS FUNDING LTD.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

AVALON CAPITAL LTD. 3

By: INVESCO Senior Secured Management, Inc. As Asset Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CELTS CLO 2007-1 LTD

By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CHAMPLAIN CLO, LTD.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Confluent 3 Limited.

By: Invesco Senior Secured Management, Inc. As Investment Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By: INVESCO Senior Secured Management, Inc. As Investment Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

PowerShares Senior Loan Portfolio.

By: Invesco Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

KATONAH V, LTD.

By: INVESCO Senior Secured Management, Inc. As Investment Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Medical Liability Mutual Insurance Company

By: Invesco Advisers, Inc. as Investment Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

MOSELLE CLO S.A.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

MSIM Peconic Bay, Ltd.

By: Invesco Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

PETRUSSE EUROPEAN CLO S.A.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

SAGAMORE CLO LTD.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Initial Revolving Credit Lenders whose commitments have been terminated

MIHI LLC,
as a Revolving Credit Lender

By:	/s/ Andrew Stock
Name: Andrew Stock
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By:	/s/ Katherine Mogg
Name: Katherine Mogg
Title: Authorized Signatory

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GSC Investment Corp CLO 2007

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Tom Inglesby
Name: Tom Inglesby
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

SANDELMAN FINANCE 2006-2, LTD.

By: Mercer Park, LP As Collateral Manager

By	/s/ Andrew Curtis
Name: Andrew Curtis
Title: PM

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CAVALRY CLO I, Ltd.

By: Regiment Capital Management, LLC, its Investment Adviser

By	/s/ William J. Heffron
Name: William J. Heffron
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Principal Life Insurance Company On Behalf of One or More Separate Accounts (Principal Life Insurance Company, DBA Bond & Mortgage Separate Account)

By: Principal Global Investors, LLC
A Delaware limited liability company, its authorized signatory

By	/s/ Justin T. Lange
Name: Justin T. Lange
Title: Counsel

For any Initial Term Lender requiring a second signature line:

By	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Principle Funds, Inc. – Bond & Mortgage Securities Fund

By: Principle Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Justin T. Lange
Name: Justin T. Lange
Title: Counsel

For any Initial Term Lender requiring a second signature line:

By	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ALTENBERG FUNDING

By	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

The Hartford Mutual Funds, Inc. on behalf of The Hartford Floating Rate Fund

By Hartford Investment Management Company, Its Sub-advisor

By	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CALLIDUS DEBT PARTNERS CLO FUND V, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ESSEX PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

FM LEVERAGED CAPITAL FUND II

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC as Subadviser to FriedbergMilstein LLC

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GALE FORCE 1 CLO, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GALE FORCE 2 CLO, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GALE FORCE 3 CLO, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GALE FORCE 4 CLO, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

HUDSON STRAITS CLO 2004, LTD.

By: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

INWOOD PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

LAFAYETTE SQUARE CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

MAPS CLO FUND I, LLC

By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

MAPS CLO FUND II, LLC

By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

PROSPECT PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ST. JAMES’S PARK CDO B.V., as a Lender

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

UNITED HEALTHCARE INSURANCE COMPANY

By: GSO Capital Advisors LLC as Manager

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

GALE FORCE 2 CLO, LTD.,
as a Tranche D Term Lender

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

GALE FORCE 4 CLO, LTD.,
as a Tranche D Term Lender

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

BLACKSTONE SPECIAL FUNDING (IRELAND),
as a Tranche D Term Lender

By: GSO Capital Partners LP, as Manager

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

280 Funding I,
as a Tranche D Term Lender

By: GSO Capital Partners LP, as Portfolio Manager

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

UBS Loan Finance LLC,
as a Restatement Revolving Credit Lender

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

For any Restatement Revolving Credit Lender requiring a second signature line:

By	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

Restatement Revolving Credit Commitment:

Notice Address:	677 Washington Blvd. Stamford, CT 06901
Attention:	Jitesh Hotwani
Telephone:	203-719-3000
Facsimile:	203-719-3888

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

ATRIUM V,
MADISON PARK FUNDING II, LTD.
MADISON PARK FUNDING III, LTD.
MADISON PARK FUNDING IV, LTD.
MADISON PARK FUNDING V, LTD.
as a Tranche D Term Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

AUSTRALIANSUPER
as a Tranche D Term Lender

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Fifth Amendment and Restatement to Credit Agreement

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

MADISON PARK FUNDING I, LTD.
CASTLE GARDEN FUNDING
as a Tranche D Term Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

BENTHAM WHOLESALE SYNDICATED LOAN FUND
as a Tranche D Term Lender

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ATRIUM II
CSAM FUNDING I

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ATRIUM III

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ATRIUM V

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CALIFORNIA STATE TEACHER’S
RETIREMENT SYSTEM

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC, or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CSAM FUNDING IV

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

MADISON PARK FUNDING I, LTD.

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

MADISON PARK FUNDING III, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

QUALCOMM GLOBAL TRADING, INC.

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

CASTLE GARDEN FUNDING,
as a Revolving Credit Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

MADISON PARK FUNDING III, LTD.
MADISON PARK FUNDING VI, LTD. as a Revolving Credit Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Restatement Revolving Credit Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

For any Restatement Revolving Credit Lender requiring a second signature line:

By
Name:
Title:
Restatement Revolving Credit Commitment:

Notice Address:	Goldman Sachs & Co. 30 Hudson Street, 38th Floor Jersey City, NJ 07302 Rick Canonico
Attention:
Telephone:
Facsimile:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Trimaran CLO IV Ltd.,
as a Tranche D Term Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Trimaran CLO IV Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Trimaran CLO V Ltd.,
as a Tranche D Term Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Trimaran CLO V Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Trimaran CLO VI Ltd.,
as a Tranche D Term Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Trimaran CLO VI Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Trimaran CLO VII Ltd.,
as a Tranche D Term Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Trimaran CLO VII Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

LMP Corporate Loan Fund, Inc.
as a Tranche D Term Lender

By: Citi Alternative Investments LLC

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

CCA EAGLE LOAN MASTER FUND LTD.
as a Tranche D Term Lender

By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD.

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

DUANE STREET CLO I, LTD.

By: Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

DUANE STREET CLO II, LTD.

By: Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

DUANE STREET CLO III, LTD.

By: Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Fortress Credit Investments I LTD.

By:	/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Fortress Credit Investments II LTD.

By:	/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CIFC Funding 2006-I, Ltd.
CIFC Funding 2006-II, Ltd.
CIFC Funding 2007-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

ColumbusNova CLO Ltd. 2006-II
ColumbusNova CLO Ltd. 2007-I
ColumbusNova CLO IV Ltd. 2007-II

By: Columbus nova Credit Investments Management, LLC, its Collateral Manager

Bridgeport CLO Ltd.
Burr Ridge CLO Plus Ltd.
Bridgeport CLO II Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ColumbusNova CLO Ltd. 2006-I

By: Columbus nova Credit Investments Management, LLC, its Collateral Manager

Cumberland II CLO Ltd.
Marquette Park CLO Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Cumberland II CLO Ltd.,
as a Tranche D Term Lender

By: Deerfield Capital Management LLC, its Collateral Manager

Bridgeport CLO Ltd., as a Tranche D Term Lender

By: Deerfield Capital Management LLC, its Collateral Manager

Schiller Park CLO Ltd., as a Tranche D Term Lender

By: Deerfield Capital Management LLC, its Collateral Manager

Burr Ridge CLO Ltd., as a Tranche D Term Lender

By: Deerfield Capital Management LLC, its Collateral Manager

Burr Ridge CLO Plus Ltd., as a Tranche D Term Lender

By: Deerfield Capital Management LLC, its Collateral Manager

Bridgeport CLO II Ltd., as a Tranche D Term Lender

By: Deerfield Capital Management LLC, its Collateral Manager

ColumbusNova CLO Ltd. 2006-II, as a Tranche D Term Lender

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Citibank, N.A.

By:	/s/ Scott R. Evan
Name: Scott R. Evan
Title: Attorney-in-Fact

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

JERSEY STREET CLO, LTD.

By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ Authorized Signatory
Name:
Title: Authorized representative and not individually

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

JERSEY STREET CLO, LTD.
as a Tranche D Term Lender

By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ Authorized Signatory
Name:
Title: Authorized representative and not individually

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

MARLBOROUGH STREET CLO, LTD.

By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ Authorized Signatory
Name:
Title: Authorized representative and not individually

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

MARLBOROUGH STREET CLO, LTD.
as a Tranche D Term Lender

By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ Authorized Signatory
Name:
Title: Authorized representative and not individually

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CELEBRITY CLO LTD.

By: TCW-WLA JV Venture LLC, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

FIRST 2004-I CLO, LTD.

By: TCW-WLA JV Venture LLC, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

FIRST 2004-II CLO, LTD.

By: TCW-WLA JV Venture LLC, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

FIRST 2004-II CLO, LTD.
as a Tranche D Term Lender

By: TCW-WLA JV Venture LLC, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

MOMENTUM CAPITAL FUND, LTD.

By: TCW-WLA JV Venture LLC, its sub-adviser

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

MOMENTUM CAPITAL FUND, LTD.,
as a Tranche E Term Lender

By: TCW-WLA JV Venture LLC, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Tranche E Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

VITESSE CLO LTD.

By: TCW-WLA JV Venture LLC, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

VITESSE CLO LTD.,
as a Tranche E Term Lender

By: TCW-WLA JV Venture LLC, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Tranche E Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

ILLINOIS STATE BOARD OF INVESTMENT
as a Tranche D Term Lender

By: Crescent Capital Group LP, its sub-adviser

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

MAC CAPITAL, LTD.
as a Tranche D Term Lender

By: TCW-WLA JV Venture LLC, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

RGA REINSURANCE COMPANY
as a Tranche D Term Lender

By: Crescent Capital Group LP, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

TCW SENIOR SECURED LOAN FUND, LP
as a Tranche D Term Lender

By: Crescent Capital Group LP, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

WEST BEND MUTUAL INSURANCE COMPANY
as a Tranche D Term Lender

By: Crescent Capital Group LP, its sub-advisor

By	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ROSEDALE CLO, LTD.

By: Princeton Advisory Group, Inc. the Collateral Manager

By	/s/ Ashish Sood
Name: Ashish Sood
Title: Senior Analyst

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

FRANKLIN TEMPLETON SERIES II FUNDS – FRANKLIN FLOATING RATE II FUND,
as a Tranche E Term Lender

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

FRANKLIN FLOATING RATE MASTER SERIES,
as a Tranche E Term Lender

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST,
as a Tranche E Term Lender

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

FRANKLIN INVESTORS SECURITIES TRUST – FRANKLIN FLOATING RATE DAILY ACCESS FUND,
as a Tranche E Term Lender

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

BLUE SHIELD OF CALIFORNIA

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

FRANKLIN TEMPLETON SERIES II FUNDS – FRANKLIN FLOATING RATE II FUND

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

FRANKLIN FLOATING RATE MASTER SERIES

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

FRANKLIN INVESTORS SECURITIES TRUST - FRANKLIN FLOATING RATE DAILY ACCESS FUND

	By	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

COMSTOCK FUNDING LTD.

By: Silvermine Capital Management LLC As Collateral Manager

	By	/s/ Pallo Blum-Tucker
Name: Pallo Blum Tucker
Title: Analyst

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Harch CLO II, Limited

	By	/s/ Joseph Harch
Name: Joseph Harsh
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

AMMC CLO III, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

AMMC CLO IV, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

AMMC CLO V, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

AMMC CLO VI, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

AMMC VII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

AMMC CLO IV, LIMITED
as a Tranche D Term Lender

By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Authorized Signatory
Name:
Title: Authorized Signatory

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

AMMC CLO VI, LIMITED
as a Tranche D Term Lender

By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For any Tranche D Term Lender requiring a second signature line:

By	/s/ Authorized Signatory
Name:
Title: Authorized Signatory

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who would like to consent to the Agreement and the Restated Credit Agreement
I confirm that I hereby irrevocably and unconditionally approve the Agreement and the Restated Credit Agreement.

Thrivent Financial for Lutherans
as a Tranche D Term Lender

By	/s/ Paul Ocenasek
Name: Paul Ocenasek
Title: Sr. Portfolio Manager, High Yield

For any Tranche D Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Grand Horn CLO Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

As Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Mountain View Funding CLO 2006-I, Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

As Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Mountain View CLO III Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

As Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Columbia Floating Rate Fund, a series of
Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

CANARAS SUMMIT CLO LTD

By: Canaras Capital Management LLC As Sub-Investment Adviser

By:	/s/ Benjamin S. Steger, CFA
Name: Benjamin S. Steger, CFA
Title: Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Revolving Credit Lenders whose commitments have been terminated

Wells Fargo Principal Lending, LLC,
as a Revolving Credit Lender

By:	/s/ Sanjay Roy
Name: Sanjay Roy
Title: Director

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

The Foothill Group, Inc.

By:	/s/ Sanjay Roy
Name: Sanjay Roy
Title: Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Stedman Loan Fund II Subsidiary
Holding Company II LLC

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Assistant Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Yorkville CBNA Loan Funding LLC

By:	/s/ Malia Baynes
Name: Malia Baynes
Title: Attorney-in-Fact

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Victoria Court CBNA Loan Funding LLC

By:	/s/ Malia Baynes
Name: Malia Baynes
Title: Attorney-in-Fact

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Malibu CBNA Loan Funding LLC,
as a Tranche E Term Lender

By:	/s/ Malia Baynes
Name: Malia Baynes
Title: Attorney-in-Fact

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Malibu CBNA Loan Funding LLC

By:	/s/ Malia Baynes
Name: Malia Baynes
Title: Attorney-in-Fact

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Four Corners CLO II, Ltd.

By:	/s/ Matthew Garvis
Name: Matthew Garvis
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $          (     %).

Name of Institution:

Bushnell Loan Fund II Subsidiary
Holding Company II LLC

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Assistant Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GSC Partners CDO Fund VI, Limited

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager

By: GSC MANAGER, LLC, in its capacity as Manager

By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GSC Capital Corp. Loan Funding 2005-1

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager

By: GSC MANAGER, LLC, in its capacity as Manager

By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GSC Partners CDO Fund VII, Limited

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager

By: GSC MANAGER, LLC, in its capacity as Manager

By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GSC Partners CDO Fund VIII, Limited

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager

By: GSC MANAGER, LLC, in its capacity as Manager

By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

J.P. Morgan Whitefriars Inc.

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney-in-Fact

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

ATLANTIS FUNDING LTD.
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

AVALON CAPITAL LTD. 3
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

BELHURST CLO LTD.
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

CHAMPLAIN CLO LTD.
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

Invesco Floating Rate Fund
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

KATONAH V LTD.
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

LIMEROCK CLO I
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement

Initial Revolving Credit Lenders whose commitments have been terminated

LOAN FUNDING IX LCC, for itself or as agent for Corporate Loan Funding IX, LLC as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

NAUTIQUE FUNDING LTD.
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

SAGAMORE CLO LTD.
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

SARATOGA CLO I, LIMITED.
as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As the Asset Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

Invesco Kampen Senior Income Trust
as a Revolving Credit Lender

By: Invesco Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

Invesco Van Kampen Senior Loan Fund
as a Revolving Credit Lender

By: Invesco Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

WASATCH CLO LTD as a Revolving Credit Lender

By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

RWN Investment Holdings, as a Tranche E Term Lender

	By	/s/ Kevin C. Smith
Name: Kevin C. Smith
Title: Trader & Investment Analyst

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

RWN Investment Holdings LLC

By:	/s/ Kevin C. Smith
Name: Kevin C. Smith
Title: Trader & Investment Analyst

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

HSBC Bank USA, National Association, as a Revolving Credit Lender

By:	/s/ Jason Fuqua
Name: Jason Fuqua
Title: Vice President

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Initial Revolving Credit Lenders whose commitments have been terminated

GE CAPITAL CORPORATION,
as a Revolving Credit Lender

By:	/s/ Rebecca Ford
Name: Rebecca Ford
Title: Duly Authorized Signatory

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

GE CAPITAL CORPORATION

By:	/s/ Rebecca Ford
Name: Rebecca Ford
Title: Duly Authorized Signatory

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Principal Funds, Inc. – Bond & Mortgage Securities Fund,
as a Tranche E Term Lender

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Justin T. Lange
Name: Justin T. Lange
Title: Counsel

For any Tranche E Term Lender requiring a second signature line:

By	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Principal Life Insurance Company on Behalf Of One or More Separate Accounts (Principal Life Insurance Company, DBA Bond & Mortgage Separate Account),
as a Tranche E Term Lender

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Justin T. Lange
Name: Justin T. Lange
Title: Counsel

For any Tranche E Term Lender requiring a second signature line:

By	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Tranche D Term Lenders who are also Initial Term Lenders and would like to become Tranche E Term Lenders
I confirm that I am both a Tranche D Term Lender and an Initial Term Lender and I would like to convert 100% of the outstanding principal amount of Tranche D Term Loan held by such Tranche D Term Lender (or such lesser amount allocated to such Tranche D Term Lender by the Term Loan E Bookrunners) into a Tranche E Term Loan in a like principal amount

Principal Funds, Inc. – High Yield Fund,
as a Tranche E Term Lender

By	/s/ Mark Deckinger
Name: Mark Deckinger
Title: Portfolio Manager

For any Tranche E Term Lender requiring a second signature line:

By
Name:
Title:
Tranche E Term Commitment:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

ORIX Corporate Capital Inc.

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Senior Managing Director

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement to Credit Agreement
Existing Initial Term Lenders
(please check only one)
☒ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and the Restated Credit Agreement and agrees to remain as a Non-Extending Initial Term Lender
☐ The undersigned Initial Term Lender hereby irrevocably and unconditionally approves the Agreement and Restated Credit Agreement and to extend the following outstanding principal amount of its Initial Term Loans into the extended tranche of Extended Initial Term Loans: $         (    %).

Name of Institution:

Genesis CLO 2007-2, Ltd., as a Lender

By: LLCP Advisors LLC, as Collateral Manager

By:	/s/ Steven Hartman
Name: Steven Hartman
Title: Vice President

For any Initial Term Lender requiring a second signature line:

By
Name:
Title:

Fifth Amendment and Restatement for Credit Agreement
Schedule I
Tranche E Term Commitments
On file with the Administrative Agent
Schedule II
Restatement Revolving Credit Commitments
On file with the Administrative Agent

Exhibit A
Restated Credit Agreement
See attached.
$1,740,625,000
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of April 17, 2012
among
PINNACLE FOODS FINANCE LLC,
as the Borrower,
PEAK FINANCE HOLDINGS LLC,
as Holdings,
BARCLAYS BANK PLC,
as Administrative Agent, Collateral Agent,
Swing Line Lender
and
THE OTHER LENDERS PARTY HERETO

BARCLAYS BANK PLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, and
J.P. MORGAN SECURITIES LLC,
as the Extension Arrangers and Extension Bookrunners
BARCLAYS BANK PLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
J.P. MORGAN SECURITIES LLC, and
MACQUARIE CAPITAL (USA) INC.
as Term Loan E Arrangers and Term Loan E Bookrunners

i

SCHEDULES

I	Guarantors
1.01A	Certain Security Interests and Guarantees
1.01B	Unrestricted Subsidiaries
1.01D	Excluded Subsidiaries
2.03	Existing Letters of Credit
5.05	Certain Liabilities
5.10	Taxes
5.11(a)	ERISA Compliance
5.12	Subsidiaries and Other Equity Investments
7.01(b)	Existing Liens
7.02(g)	Existing Investments
7.03(c)	Existing Indebtedness
7.05(k)	Dispositions
7.08	Transactions with Affiliates
7.09	Existing Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS
Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Term Note
C-2	Revolving Credit Note
D	Compliance Certificate
E	Assignment and Assumption
F	Guaranty
G	Security Agreement

H	Opinion Matters — Counsel to Loan Parties
I	Intellectual Property Security Agreement
J	Lender Addendum

v

AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of April 17, 2012, among PINNACLE FOODS FINANCE LLC, a Delaware limited liability company (the “Borrower”), PEAK FINANCE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, and Swing Line Lender and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, Holdings, Barclays Bank PLC as administrative agent, collateral agent and swingline lender, and certain banks and certain other parties thereto entered into a Credit Agreement dated as of April 2, 2007 (as amended by that certain First Amendment, Resignation, Waiver, Consent and Appointment Agreement dated as of December 4, 2009, that certain Second Amendment to Credit Agreement dated as of December 23, 2009, that certain Third Amendment to Credit Agreement dated as of March 24, 2010 and that certain Fourth Amendment to Credit Agreement dated as of August 17, 2010, the “Original Credit Agreement”);
WHEREAS, the Borrower has requested that the Existing Lenders and other parties hereto agree to amend and restate the Original Credit Agreement in its entirety in the form hereof, inter alia, to (i) convert certain Initial Term Loans into the Extended Initial Term Loans hereunder in the manner set forth herein and in the Fifth Amendment; (ii) provide the Borrower, on the Restatement Date with Tranche E Term Loans in an aggregate principal amount of $400,000,000; (iii) make available to the Borrower, from the Restatement Date to the Maturity Date of the Restatement Revolving Credit Commitments, Restatement Revolving Credit Commitments in an initial aggregate amount of up to $150,000,000, which may include one or more Swing Line Loans and one or more Letters of Credit from time to time; and (iv) make certain other changes as more fully set forth herein, which amendment and restatement shall become effective upon the Restatement Date;
WHEREAS, the proceeds of (i) the Restatement Revolving Credit Loans will be used to refinance the Initial Revolving Credit Loans (if any) and for working capital and other general corporate purposes of the Borrower and its Subsidiaries, including the financing of Permitted Acquisitions; (ii) Swing Line Loans and Letters of Credit will be used for general corporate purposes of the Borrower and its Subsidiaries; and (iii) the Tranche E Term Loans together with cash on the balance sheet of the Loan Parties will be used to finance the prepayment in full of each of the Tranche D Term Loans and the Senior Subordinated Notes on the Restatement Date and to pay related fees, costs and expenses;
WHEREAS, on or prior to the Restatement Date, the Required Lenders have approved this Agreement on behalf of all Existing Lenders by executing the Fifth Amendment;
WHEREAS, each Tranche E Term Lender, Extending Initial Term Lender and Restatement Revolving Credit Lender has executed the Fifth Amendment;

WHEREAS, it is the intent of the parties hereto that the terms of this Agreement and the Fifth Amendment not constitute a novation of the obligations and liabilities of the parties under the Original Credit Agreement and that this Agreement amend and restate in its entirety the Original Credit Agreement; and
WHEREAS, it is the intent of the Loan Parties to confirm that all Obligations of the Loan Parties under the Loan Documents, as amended hereby, shall continue in full force and effect and that, from and after the Restatement Date, all references to the “Credit Agreement” contained therein shall be deemed to refer to the Original Credit Agreement as amended and restated hereby.
NOW THEREFORE, in consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Original Credit Agreement as follows:
ARTICLE I
Definitions and Accounting Terms
SECTION 1.01. Defined Terms. As used in this Agreement, including the recitals hereto, the following terms shall have the meanings set forth below:
“8.25% Senior Notes” means $400,000,000 in aggregate principal amount of the Borrower’s senior unsecured notes due 2017 issued pursuant to the 8.25% Senior Notes Indenture.
“8.25% Senior Notes Indenture” means the Indenture for the 8.25% Senior Notes, dated as of August 17, 2010, among Pinnacle Foods Finance LLC and Pinnacle Foods Finance Corp. as the issuers, the guarantors listed therein and Wilmington Trust, National Association as trustee, as amended or supplemented from time to time.
“9.25% Senior Notes” means $625,000,000 in aggregate principal amount of the Borrower’s senior unsecured notes due 2015 issued pursuant to the 9.25% Senior Notes Indenture.
“9.25% Senior Notes Indenture” means the Indenture for the 9.25% Senior Notes, dated as of April 2, 2007, among Pinnacle Foods Finance LLC and Pinnacle Foods Finance Corp. as the issuers, the guarantors listed therein and Wilmington Trust Company as trustee, as amended or supplemented from time to time.
“Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business, all as determined on a consolidated basis for such Acquired Entity or Business.

“Acquired Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.
“Additional Lender” has the meaning specified in Section 2.14(a).
“Additional Refinancing Lender” means, at any time, any bank, financial institution or other institutional lender or investor (other than any such bank, financial institution or other institutional lender or investor that is a Lender at such time) that agrees to provide any portion of Other Term Loans, Other Term Loan Commitments, Other Revolving Credit Commitments or Other Revolving Credit Loans pursuant to a Refinancing Amendment in accordance with Section 2.17; provided that each Additional Refinancing Lender shall be subject to the approval of the Administrative Agent, such approval not to be unreasonably withheld or delayed, to the extent such consent would be required for an assignment to such Person pursuant to Section 10.07.
“Administrative Agent” means Barclays Bank PLC, in its capacity as administrative agent under the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.
“Agents” means, collectively, the Administrative Agent, the Collateral Agent, and, if any, the Supplemental Administrative Agents.
“Aggregate Commitments” means the Commitments of all the Lenders.
“Agreement” means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.
“All-in-Yield” means, as to any Indebtedness, the yield thereon as reasonably determined by the Administrative Agent taking into account the interest rate, margin, original issue discount, up-front fees and increases in Eurocurrency Rate or Base Rate floor; provided that original issue discount and up-front fees shall be equated to interest rate assuming a 4-year life to maturity and provided, further, that “All-in Yield” shall not include arrangement, underwriting, structuring or similar fees paid to arrangers or fees that are not paid generally to the lenders providing such Indebtedness.
“Applicable Rate” means a percentage per annum equal to (a)(x)(i) for Eurocurrency Rate Loans that are Extended Initial Term Loans, 3.50% and (ii) for Base Rate Loans that are Extended Initial Term Loans, 2.50%; provided that any extension of the Maturity Date of the Initial Term Loans that occurs after the Restatement Date and which also results in an increase in the All-in Yield of such extended Initial Term Loans such that the All-in Yield for the extended Initial Term Loans exceeds the All-in-Yield of the Extended Initial Term Loans by more than 0.50% per annum shall cause the applicable interest rate of the Extended Initial Term Loans to be automatically increased (without further consent of the affected Lenders) so that the All-in Yield of such extended Initial Term Loans does not exceed the All-in Yield of the Extended Initial Term Loans by more than 0.50% per annum and (y)(i) for Eurocurrency Rate Loans that are Tranche E Term Loans, 3.50%; and (ii) for Base Rate Loans that are Tranche E Term Loans, 2.50%; provided that from and after the date on which the Step-Down Conditions have been satisfied, each of the rates set forth in the foregoing clauses (i) and (ii) shall be decreased by 0.25% and (b) for Initial Term Loans and Restatement Revolving Credit Loans, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):
Applicable Rate for Initial Term Loans

Pricing Level	Total Leverage Ratio	Eurocurrency Rate Margin	Base Rate Margin
1	>6.5:1	0.03	0.02
2	<6.5:1 but >6.0:1	0.03	0.02
3	<6.0:1 but >5.5:1	0.03	0.02
4	<5.5:1	0.03	0.02
Applicable Rate for Commitment Fees

Pricing Level	Total Leverage Ratio	Commitment Fees Rate
1	>6.5:1	0.01
2	<6.5:1 but >6.0:1	0.01
3	<6.0:1 but >5.5:1	0.01
4	<5.5:1	0.004

Applicable Rate for Restatement Revolving Credit Loans

Pricing Level	Total Leverage Ratio	Eurocurrency Rate Margin for Restatement Revolving Credit Loans and Letter of Credit Fees	Base Rate Margin for
1	>5.25:1	0.04	0.03
2	<5.25:1 but >4.75:1	0.03	0.02
3	<4.75:1 but >4.25:1	0.03	0.02
4	<4.25:1	0.03	0.02
Any increase or decrease in the Applicable Rate applicable to Initial Term Loans or Restatement Revolving Credit Loans resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent or the Required Lenders, the highest Pricing Level shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).
Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Total Leverage Ratio for any period set forth in any Compliance Certificate delivered in accordance with this Agreement is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Total Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall immediately and retroactively be deemed to be the relevant percentage as based upon the accurately determined Total Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to Section 2.08 as a result of the miscalculation of the Total Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08 at the time the interest or fees for such period were required to be paid pursuant to said Section on the same basis as if the Total Leverage Ratio had been accurately set forth in such Compliance Certificate (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.08, in accordance with the terms of this Agreement).
“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to any Letters of Credit, (i) the relevant L/C Issuers and (ii) with respect to any Letters of Credit issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.
“Arrangers” means the Extension Arrangers and the Term Loan E Arrangers.
“Assignees” has the meaning specified in Section 10.07(b).
“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E.
“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.
“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.
“Audited Financial Statements” means the audited consolidated balance sheets of PFGI as of each of December 31, 2006 and December 25, 2005, and the related audited consolidated statements of income, business/stockholders’ equity and cash flows for PFGI for the fiscal years ended December 31, 2006 and December 25, 2005 and for the periods November 25, 2003 through July 31, 2004 and August 1, 2004 through December 26, 2004 and for the period August 1, 2003 through November 24, 2003.
“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).
“Available Amount” means, at any time (the “Reference Date”), an amount equal to (a) the greater of (i) the percentage of Excess Cash Flow not required to be prepaid pursuant to Section 2.05(b)(i) and (ii) 50% of Consolidated Net Income (or 75% of Consolidated Net Income if the Senior Secured Leverage Ratio is less than 3.25 to 1.00) for the period commencing at the beginning of the fiscal quarter in which the Closing Date occurs and ending on the last day of the most recent fiscal quarter or fiscal year, as applicable, for which financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b), and the related Compliance Certificate required to be delivered pursuant to Section 6.02(a), have been received by the Administrative Agent (or in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit); plus (b) the aggregate amount of Retained Declined Proceeds retained by the Borrower during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus (c) the aggregate amount of net cash proceeds of Scheduled Dispositions received by the Borrower or any Restricted Subsidiary during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus (d) the amount of any capital contributions or Net Cash Proceeds from Permitted Equity Issuances (or issuance of debt securities that have been converted or exchanged into Qualified Equity Interests) (other than the Equity Contribution) received or made by the Borrower (or any direct or indirect parent thereof and contributed by such parent to the Borrower) during the period from and including the Business Day immediately following the Closing Date through and including the Reference

Date; plus (e) to the extent not (A) already included in the calculation of Consolidated Net Income of the Borrower and the Restricted Subsidiaries or (B) already reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to clauses (h) and (i) below, the aggregate amount of all cash dividends and other cash distributions received by the Borrower or any Restricted Subsidiary from any minority investments or Unrestricted Subsidiaries during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus (f) to the extent not (A) already included in the calculation of Consolidated Net Income of the Borrower and the Restricted Subsidiaries or (B) already reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to clauses (h) and (i) below, the aggregate amount of all cash repayments of principal received by the Borrower or any Restricted Subsidiary from any minority investments or Unrestricted Subsidiaries during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date in respect of loans or advances made by the Borrower or any Restricted Subsidiary to such minority investments or Unrestricted Subsidiaries; plus (g) to the extent not (A) already included in the calculation of Consolidated Net Income of the Borrower and the Restricted Subsidiaries, (B) already reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to clauses (h) and (i) below and (C) required to be applied to prepay Term Loans in accordance with Section 2.05(b)(i), the aggregate amount of all Net Cash Proceeds received by the Borrower or any Restricted Subsidiary in connection with the sale, transfer or other disposition of its ownership interest in any minority investment or Unrestricted Subsidiary during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; minus (h) the aggregate amount of any Investments made pursuant to Section 7.02(o)(ii) (net of any return of capital in respect of such Investment or deemed reduction in the amount of such Investment including, without limitation, upon the re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary or the Disposition of any such Investment), any Restricted Payment made pursuant to Section 7.06(f)(i) or any payment made pursuant to Section 7.12(a)(iv)(2)(B) during the period commencing on the Closing Date and ending on prior to the Reference Date (and, for purposes of this clause (h), without taking account of the intended usage of the Available Amount on such Reference Date); and minus (i) the aggregate amount of any Restricted Payment made pursuant to Section 7.06(o) or any payment made pursuant to Section 7.12(a)(iv)(2)(C) during the period commencing on the Closing Date and ending on prior to the Reference Date.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “Prime Rate”, (c) the Eurocurrency Rate that would be payable on such day for a Eurocurrency Rate Loan with a one-month Interest Period plus 1.0% and (d) solely with respect to Tranche E Term Loans that are Base Rate Loans, 2.25% per annum. The “Prime Rate” is a rate set by the British Banking Association Telerate Page 5 (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rate), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the day specified in the public announcement of such change in the Prime Rate, or the Federal Funds Rate, respectively.

“Base Rate Loan” means a Loan that bears interest at the Base Rate.
“Borrower” has the meaning specified in the introductory paragraph to this Agreement.
“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and if such day relates to any interest rate settings as to a Eurocurrency Rate Loan, any fundings, disbursements, settlements and payments in respect of any such Eurocurrency Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits are conducted by and between banks in the London interbank eurodollar market.
“Capital Expenditures” means, for any period, the aggregate of (a) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries, (b) all Capitalized Software Expenditures for such period, (c) the value of all assets under Capitalized Leases incurred by the Borrower and the Restricted Subsidiaries during such period (other than as a result of purchase accounting) and (d) less any capital grants received from a Governmental Authority that are reflected as a reduction of fixed assets in conformity with GAAP; provided that the term “Capital Expenditures” shall not include (i) expenditures made in connection with the replacement, substitution, restoration or repair of assets to the extent financed with (x) insurance proceeds paid on account of the loss of or damage to the assets being replaced, restored or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (ii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iii) the purchase of plant, property or equipment or software to the extent financed with the proceeds of Dispositions that are not required to be applied to prepay Term Loans pursuant to Section 2.05(b), (iv) expenditures that constitute any part of Consolidated Lease Expense, (v) expenditures that are accounted for as capital expenditures by the Borrower or any Restricted Subsidiary and that actually are paid for by a Person other than the Borrower or any Restricted Subsidiary and for which none of the Borrower or any Restricted Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person (whether before, during or after such period), (vi) the book value of any asset owned by the Borrower or any Restricted Subsidiary prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such Person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that (x) any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period in which such expenditure actually is made and (y) such book value shall have been included in Capital Expenditures when such asset was originally acquired, (vii) expenditures that constitute Permitted Acquisitions, (viii) any capitalized interest expense reflected as additions to property, plant or equipment in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries or (ix) any non-cash compensation or other non-cash costs reflected as additions to property, plant or equipment in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries.
“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.
“Capitalized Leases” means all leases that are required in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.
“Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries.
“Cash Collateral” has the meaning specified in Section 2.03(f).
“Cash Collateral Account” means a blocked account at any commercial bank selected in compliance with Section 9.09 in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Administrative Agent.
“Cash Collateralize” has the meaning specified in Section 2.03(f).
“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any Restricted Subsidiary:
(1)     Dollars;
(2)     (a) Sterling, Euros or any national currency of any participating member state of the EMU or (b) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;
(3)     securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(4) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and $100,000,000 (or the Dollar equivalent as of the date of determination) in the case of non-U.S. banks;
(5) repurchase obligations for underlying securities of the types described in clauses (3), (4) and (8) entered into with any financial institution meeting the qualifications specified in clause (4) above;
(6) commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P and in each case maturing within 24 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition;
(7) marketable short-term money market and similar securities having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) and in each case maturing within 24 months after the date of creation or acquisition thereof;
(8) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition;
(9) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition;
(10) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated within the top three rating categories by S&P or Moody’s; and
(11) investment funds investing 90% of their assets in securities of the types described in clauses (1) through (10) above.
In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (1) through (8) and clauses (10) and (11) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign

Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (1) through (11) and in this paragraph.
Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) and (2) above; provided that such amounts are converted into any currency listed in clauses (1) and (2) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts. At any time at which the value, calculated in accordance with GAAP, of all investments of the Borrower and its Restricted Subsidiaries that were deemed, when made, to be Cash Equivalents in accordance with clauses (1) through (11) above exceeds the Indebtedness of the Borrower and its Restricted Subsidiaries, “Cash Equivalents” shall also mean any investment (a “Qualifying Investment”) that satisfies the following two conditions: (a) the Qualifying Investment is of a type described in clauses (1) through (10) and the immediately preceding paragraph of this definition, but has an effective maturity (whether by reason of final maturity, a put option or, in the case of an asset-backed security, an average life) of five years and one month or less from the date of such Qualifying Investment (notwithstanding any provision contained in such clauses (1) through (10) and the immediately preceding paragraph requiring a shorter maturity); and (b) the weighted average effective maturity of such Qualifying Investment and all other investments that were made as Qualifying Investments in accordance with this paragraph, does not exceed two years from the date of such Qualifying Investment.
“Cash Management Bank” means any Lender or any Affiliate of a Lender providing Cash Management Services to the Borrower or any Restricted Subsidiary.
“Cash Management Obligations” means obligations owed by the Borrower or any Restricted Subsidiary to any Lender or any Affiliate of a Lender in respect of any overdraft and related liabilities arising from treasury, depository and/or cash management services or any automated clearing house transfers of funds.
“Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.
“Change of Control” means the earliest to occur of
(a) the Permitted Holders ceasing to have the power, directly or indirectly, to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Holdings; provided that the occurrence of the foregoing event shall not be deemed a Change of Control if,
(i) any time prior to the consummation of a Qualifying IPO, and for any reason whatsoever, (A) the Permitted Holders otherwise have the right, directly or indirectly, to designate (and do so designate) a majority of the board of directors of Holdings at such time or (B) the Permitted Holders own a majority of the outstanding voting Equity Interests of Holdings at such time, or

(ii) at any time upon or after the consummation of a Qualifying IPO, and for any reason whatsoever, (A) no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), excluding the Permitted Holders, shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (x) thirty-five percent (35%) of then outstanding voting stock of Holdings and (y) the percentage of then outstanding voting stock of Holdings owned, directly or indirectly, beneficially by the Permitted Holders, and (B) during each period of twelve (12) consecutive months, the board of directors of Holdings shall consist of a majority of the Continuing Directors; or
(b) any “Change of Control” (or any comparable term) in any document pertaining to the High Yield Notes or any Junior Financing with an aggregate outstanding principal amount in excess of the Threshold Amount; or
(c) the Borrower ceasing to be a directly or indirectly wholly owned Subsidiary of Holdings or an Intermediate Holding Company;
“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Restatement Revolving Credit Lenders, Initial Term Lenders, Extending Initial Term Lenders, Tranche E Term Lenders or any Post-Restatement Date Extending Revolving Credit Lenders or Post-Restatement Date Extending Term Lenders in respect of the same Extension Series or Additional Refinancing Lenders in respect of a Refinancing Amendment, (b) when used with respect to Commitments, refers to whether such Commitments are Restatement Revolving Credit Commitments, Initial Term Commitments, Extended Initial Term Commitments, Tranche E Term Commitments or Post-Restatement Date Extended Revolving Credit Commitments of the same Post-Restatement Date Extension Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Restatement Revolving Credit Loans, Initial Term Loans, Extended Initial Term Loans, Tranche E Term Loans or Loans of the same Extension Series or Other Term Loans, or Other Revolving Credit Loans in respect of a Refinancing Amendment.
“Closing Date” means April 2, 2007.
“Closing Date Material Adverse Effect” means any change, effect, event, circumstance or development (each a “Change”, and collectively, “Changes”), individually or in the aggregate, together with all other Changes, that (A) has had or would reasonably be expected to have a material adverse effect or change in the business, operations, assets, liabilities, condition (financial or otherwise) or results of operations of Holdings, the Borrower and its Subsidiaries, taken as a whole or (B) would reasonably be expected to materially adversely effect the ability of the Parent and its Subsidiaries to timely consummate the Merger or any of the other transactions contemplated thereby; provided, however, that, in determining whether there has been a Closing Date Material Adverse Effect or whether a Closing Date Material Adverse Effect would occur, this definition shall exclude any change, effect or occurrence to the extent arising out of, attributable to or resulting from: (a) any generally applicable change in Applicable Laws (as defined in the Merger Agreement) or GAAP or interpretation of any thereof, (b) to the extent specifically demonstrated by the Parent, (i) any public announcement prior to the date of the Merger Agreement of discussions among the parties thereto regarding the transactions contemplated thereby, (ii) the announcement of the Merger Agreement, (iii) the pendency of the consummation of the Merger or the transactions contemplated thereby or (iv) any suit, action or proceeding arising out of or in connection with the Merger Agreement or the transactions contemplated thereby, (c) actions or inactions taken by the Parent or its Subsidiaries in accordance with the express provisions of the Merger Agreement, (d) changes in conditions generally affecting the industries in which the Parent and its Subsidiaries conduct their business, (e) general economic, political or financial market conditions, (f) any outbreak or escalation of hostilities (including, without limitation, any declaration of war by the U.S. Congress) or acts of terrorism and (g) any failure by the Parent to meet internal projections or forecasts; provided, that the underlying cause of any such failure may be taken into consideration in making such determination; provided, further, that, in the case of the foregoing clauses (a), (d), (e) and (f), the impact of such change, effect or occurrence is not disproportionately adverse to the Parent and its Subsidiaries, taken as a whole, as compared to other companies in the industries in which the Parent and its Subsidiaries operate.
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and rules and regulations related thereto.
“Collateral” means all the “Collateral” as defined in any Collateral Document and shall include the Mortgaged Properties.
“Collateral Agent” means Barclays Bank PLC, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent.
“Collateral and Guarantee Requirement” means, at any time, the requirement that:
(a) the Administrative Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iii) or pursuant to Section 6.11 or Section 6.13 at such time, duly executed by each Loan Party thereto;
(b) all Obligations shall have been unconditionally guaranteed (the “Guarantees”) by Holdings, any Intermediate Holding Company and each Restricted Subsidiary that is a Material Domestic Subsidiary and not an Excluded Subsidiary including those that are listed on Schedule I hereto (each, a “Guarantor”);
(c) all guarantees issued or to be issued in respect of the Senior Subordinated Notes (i) shall be subordinated to the Guarantees to the same extent that the Senior Subordinated Notes are subordinated to the Obligations and (ii) shall provide for their automatic release upon a release of the corresponding Guarantee;
(d) the Obligations and the Guarantees shall have been secured by a first-priority security interest in (i) all the Equity Interests of the Borrower, (ii) all Equity Interests (other than Equity Interests of Unrestricted Subsidiaries and any Equity Interest of any Restricted Subsidiary pledged to secure Indebtedness permitted under Section 7.03(h)) of each wholly owned Material Domestic Subsidiary of Holdings, any

Intermediate Holding Company, the Borrower or any Guarantor that is the direct Subsidiary of Holdings, any Intermediate Holding Company, the Borrower or such Guarantor and (iii) 65% of the issued and outstanding voting Equity Interests (and 100% of the issued and outstanding non-voting Equity Interests, if any) of each wholly owned Material Foreign Subsidiary that is directly owned by Holdings, the Borrower or any Domestic Subsidiary of Holdings that is a Guarantor (other than any Equity Interest of any Restricted Subsidiary pledged to secure Indebtedness permitted under Section 7.03(h));
(e) except to the extent otherwise provided hereunder or under any Collateral Document, the Obligations and the Guarantees shall have been secured by a perfected security interest (other than in the case of mortgages, to the extent such security interest may be perfected by delivering certificated securities, filing UCC financing statements or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office) in, and mortgages on, substantially all tangible and intangible assets of Holdings, any Intermediate Holding Company, the Borrower and each other Guarantor (including accounts (other than deposit accounts or other bank or securities accounts and any Securitization Assets), inventory, equipment, investment property, contract rights, intellectual property, other general intangibles, owned (but not leased) real property and proceeds of the foregoing) and all Equity Interests owned by Holdings and any Intermediate Holding Company, in each case, with the priority required by the Collateral Documents; provided that security interests in real property shall be limited to the Mortgaged Properties;
(f) none of the Collateral shall be subject to any Liens other than Liens permitted by Section 7.01; and
(g) the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Section 6.11 (the “Mortgaged Properties”) duly executed and delivered by the record owner of such property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid Lien on the property described therein, free of any other Liens except as expressly permitted by Section 7.01, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, and (iii) such existing surveys, existing abstracts, existing appraisals, legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property.
The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, particular assets if and for so long as, in the reasonable judgment of the Administrative Agent and the Borrower, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom.

The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.
Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral Documents, and (b) the Collateral and Guarantee Requirement shall not apply to any of the following assets: (i) any fee-owned real property that is not a Material Real Property and any leasehold interests in real property, (ii) motor vehicles and other assets subject to certificates of title, letter of credit rights and commercial tort claims, (iii) assets for which a pledge thereof or a security interest therein is prohibited by law or by agreements containing anti-assignment clauses not overridden by Uniform Commercial Code or other applicable law and (iv) assets (including deposit and securities accounts) specifically requiring perfection through control agreements.
“Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreement, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent and the Lenders pursuant to Section 6.11 or Section 6.13, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent (or Collateral Agent) for the benefit of the Secured Parties.
“Commitment” means a Term Commitment, a Revolving Credit Commitment, Other Term Loan Commitment or Other Revolving Credit Commitment, as the context may require.
“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.
“Compensation Period” has the meaning specified in Section 2.12(c)(ii).
“Compliance Certificate” means a certificate substantially in the form of Exhibit D.
“Consent Solicitation” means the solicitation of consents from the holders of the Existing Notes to amend the indenture governing the Existing Notes to eliminate the significant restrictive covenants and certain default provisions contained therein, to be effected concurrently with the Tender Offer.

“Consolidated Depreciation and Amortization Expense” means with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees or costs and Capitalized Software Expenditures of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.
“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period:
(a) increased (without duplication) by the following, in each case to the extent deducted in determining Consolidated Net Income for such period:
(i) provision for taxes based on income or profits or capital, including, without limitation, state, franchise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period deducted (and not added back) in calculating such Consolidated Net Income; plus
(ii) Consolidated Interest Expense of such Person for such period (including (x) net losses or any obligations under any Swap Contracts or other derivative instruments entered into for the purpose of hedging interest rate risk, (y) bank fees and (z) costs of surety bonds in connection with financing activities, plus amounts excluded from Consolidated Interest Expense as set forth in sub-clauses (vi) to (xii) of clause (a) of the definition thereof) to the extent the same were deducted (and not added back) in calculating such Consolidated Net Income; plus
(iii) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus
(iv) any expenses or charges (other than depreciation or amortization expense) related to any equity offering, Investment, acquisition, disposition, or recapitalization permitted hereunder or the incurrence of Indebtedness permitted to be incurred hereunder (including a refinancing thereof) (whether or not successful), including (A) such fees, expenses or charges related to the offering of the Senior Notes, the Senior Subordinated Notes, the Loans and any credit facilities and (B) any amendment or other modification of the Senior Notes, Senior Subordinated Notes, the Loans and the credit facilities and, in each case, deducted (and not added back) in computing Consolidated Net Income; plus
(v) the amount of any restructuring charges, integration costs or other business optimization expenses (including cost and expenses relating to inventory optimization programs and new systems design and implementation costs), costs associated with new facilities up to the point of commercial production or reserves deducted (and not added back) in such period in computing Consolidated Net Income, including any one-time costs incurred in connection with acquisitions after the Closing Date, and costs related to the closure and/or consolidation of facilities; plus

(vi) any other non-cash charges, (collectively, the “Non-Cash Charges”) including any write offs or write downs reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus
(vii) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income; plus
(viii) the amount of management, monitoring, consulting and advisory fees (including termination fees) and related indemnities and expenses paid or accrued in such period to the Sponsor to the extent permitted under Section 7.08 (and with respect to the calculation of Consolidated EBITDA for the first four quarter period following the Closing Date, similar fees paid by the Borrower or its Affiliates to investors in the Borrower or its Affiliates prior to the Closing Date) and deducted (and not added back) in such period in computing Consolidated Net Income; plus
(ix) the amount of net cost savings projected by the Borrower in good faith to be realized as a result of specified actions taken or initiated during or prior to such period (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings are reasonably identifiable and factually supportable, (B) such actions are taken no later than 36 months after the Closing Date and (C) the aggregate amount of cost savings added pursuant to this clause (ix) shall not exceed $30,000,000 for any four consecutive quarter period (which adjustments may be incremental to pro forma cost savings adjustments made pursuant to Section 1.03); plus
(x) the amount of loss on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Qualified Securitization Financing; plus
(xi) any costs or expense incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interests of the Borrower (other than Disqualified Equity Interests) solely to the extent that such net cash proceeds are Not Otherwise Applied; plus

(xii) any net loss from disposed or discontinued operations; plus
(xiii) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back;
(b) decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period:
(i) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and any non-cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated EBITDA in such prior period; plus
(ii) any net income from disposed or discontinued operations; and
(c) increased or decreased without duplication, as applicable, by any adjustments resulting from the application of FASB Interpretation No. 45 (Guarantees).
There shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed by the Borrower or such Restricted Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) and (B) for the purposes of the definition of the term “Permitted Acquisition” and compliance with the Senior Secured Incurrence Test and the Senior Secured Leverage Test, an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent and (C) for purposes of determining the Total Leverage Ratio, the Net First Lien Leverage Ratio and the Senior Secured Leverage Ratio only, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the

Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition.
“Consolidated Interest Expense” means, with respect to any Person for any period, without duplication, the sum of:
(a) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income, including (i) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (ii) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (iii) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of obligations under any Swap Contracts or other derivative instruments pursuant to GAAP), (iv) the interest component of Capitalized Lease Obligations, and (v) net payments, if any, made (less net payments, if any, received) pursuant to interest rate obligations under any Swap Contracts with respect to Indebtedness, and excluding (vi) any expense resulting from the discounting of any Indebtedness in connection with the application of purchase accounting in connection with the Transaction or any acquisition, (vii) penalties and interest relating to taxes, (viii) any additional interest owing pursuant to the registration rights agreement with respect to the Senior Notes and the Senior Subordinated Notes or other securities, (ix) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (x) any expensing of bridge, commitment and other financing fees, (xi) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Qualified Securitization Financing and (xii) any accretion of accrued interest on discounted liabilities; plus
(b) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued; less
(c) interest income for such period.
For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.
“Consolidated Lease Expense” means, for any period, all rental expenses of the Borrower and the Restricted Subsidiaries during such period under operating leases for real or personal property (including in connection with sale-leaseback transactions permitted by Section 7.05(f)), excluding real estate taxes, insurance costs and common area maintenance charges and net of sublease income, other than (a) obligations under vehicle leases entered into in the ordinary course of business, (b) all such rental expenses associated with assets acquired pursuant to a Permitted Acquisition to the extent such rental expenses relate to operating leases in effect at the time of (and immediately prior to) such acquisition and related to periods prior to such acquisition and (c) all obligations under Capitalized Leases, all as determined on a consolidated basis in accordance with GAAP.
“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income, of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided, however, that, without duplication,
(a) any after-tax effect of extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including relating to the Transaction Expenses or any multi-year strategic initiatives), severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans shall be excluded,
(b) the Net Income for such period shall not include the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period,
(c) any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations shall be excluded,
(d) any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person other than in the ordinary course of business shall be excluded,
(e) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the Borrower or a Restricted Subsidiary thereof in respect of such period,
(f) solely for the purpose of calculating the Available Amount, the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Borrower or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein,

(g) effects of adjustments (including the effects of such adjustments pushed down to the Borrower and its Restricted Subsidiaries) in the inventory, property and equipment, software, goodwill, other intangible assets, in-process research and development, deferred revenue and debt line items in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of purchase accounting in relation to the Transaction or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,
(h) any after-tax effect of income (loss) from the early extinguishment of (i) Indebtedness, (ii) obligations under any Swaps Contracts or (iii) other derivative instruments shall be excluded,
(i) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded,
(j) any non-cash compensation charge or expense, including any such charge arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights shall be excluded,
(k) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, Disposition, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction shall be excluded, and
(l) accruals and reserves that are established within twelve months after the Closing Date that are so required to be established as a result of the Transaction in accordance with GAAP shall be excluded, and
(m) the following items shall be excluded:
(i) any net unrealized gain or loss (after any offset) resulting in such period from obligations under any Swap Contracts and the application of Statement of Financial Accounting Standards No. 133; and
(ii) any net unrealized gain or loss (after any offset) resulting in such period from currency translation gains or losses related to currency remeasurements of Indebtedness (including any net loss or gain resulting from hedge agreements for currency exchange risk).
In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder.
“Consolidated Senior Secured Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transaction or any Permitted Acquisition), consisting of (i) Loans and Unreimbursed Amounts hereunder, (ii) any Indebtedness incurred pursuant to Section 7.03(f) and (iii) any other Indebtedness for borrowed money or debt obligations evidenced by promissory notes or similar instruments that are secured by a Lien, minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(u)) included in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date; provided that Consolidated Senior Secured Debt shall not include (i) all Letters of Credit, except to the extent of Unreimbursed Amounts thereunder and (ii) obligations under Swap Contracts.
“Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transaction or any Permitted Acquisition), consisting of Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(u)) included in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date; provided that Consolidated Total Debt shall not include Indebtedness in respect of any Qualified Securitization Financing; provided that Consolidated Total Debt shall not include (i) all Letters of Credit, except to the extent of Unreimbursed Amounts thereunder and (ii) obligations under Swap Contracts.
“Consolidated Working Capital” means, at any date, the excess of (a) the sum of (i) all amounts (other than Cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date and (ii) long-term accounts receivable over (b) the sum of (i) all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries on such date and (ii) long-term deferred revenue, but excluding, without duplication, (a) the current portion of any Funded Debt, (b) all Indebtedness consisting of Restatement Revolving Credit Loans, Swing Line Loans and L/C Obligations to the extent otherwise included therein, (c) the current portion of interest, (d) the current portion of current and deferred income taxes, (e) the current portion of any Capitalized Lease Obligations and (f) deferred revenue arising from cash receipts that are earmarked for specific projects.

“Continuing Directors” means the directors of Holdings on the Closing Date, as elected or appointed after giving effect to the Merger and the other transactions contemplated by the Original Credit Agreement, and each other director, if, in each case, such other director’s nomination for election to the board of directors of Holdings (or the direct or indirect parent of Holdings after a Qualifying IPO of such direct or indirect parent) is recommended by a majority of the then Continuing Directors or such other director receives the vote of the Permitted Holders in his or her election by the stockholders of Holdings (or the direct or indirect parent of Holdings after a Qualifying IPO of such direct or indirect parent).
“Contract Consideration” has the meaning specified in the definition of “Excess Cash Flow”.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” has the meaning specified in the definition of “Affiliate.”
“Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA”.
“Converted Unrestricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA”.
“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
“Crunch Holding” means Crunch Holding Corp., a Delaware corporation.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Declined Proceeds” has the meaning specified in Section 2.05(b)(vi).
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.
“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Term Loans, Revolving Credit Loans, participations in L/C Obligations or participations in

Swing Line Loans required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.
“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(j) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition).
“Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or such Converted Unrestricted Subsidiary, all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that “Disposition” and “Dispose” shall not be deemed to include any issuance by Holdings of any of its Equity Interests to another Person.
“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and all outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date of the Term Loans.
“Dollar” and “$” mean lawful money of the United States.
“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

“ECF Percentage” has the meaning specified in Section 2.05(b)(i).
“Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 10.07(b).
“EMU” means the economic and monetary union as contemplated in the Treaty on European Union.
“Environmental Laws” means any and all Laws relating to pollution, the protection of the environment, natural resources or to the release of any Hazardous Materials into the environment, or, to the extent relating to exposure to Hazardous Materials, human health.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.
“Equity Contribution” means, collectively, (a) the contribution by the Equity Investors of an aggregate amount of cash of not less than 18% of the aggregate pro forma capitalization of the Borrower on the Closing Date to the Borrower or one or more direct or indirect holding company parents of the Borrower, and (b) the further contribution to the Borrower of any portion of such cash contribution proceeds not directly received by the Borrower or used by Parent or Holdings to finance the Transaction or to pay Transaction Expenses.
“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).
“Equity Investors” means the Sponsor and the Management Stockholders.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with any Loan Party and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan, notification of any Loan Party or ERISA Affiliate concerning the imposition of withdrawal liability or notification that a Multiemployer Plan is insolvent or is in reorganization within the meaning of Title IV of ERISA (or, after the effectiveness of the Pension Act, that is in endangered or critical status, within the meaning of Section 305 of ERISA); (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate or (g) on and after the effectiveness of the Pension Act, a determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code).
“Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan:
(a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Dow Jones Market screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period, or
(b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period, or
(c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in

Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Administrative Agent and with a term equivalent to such Interest Period would be offered by a London Affiliate of Administrative Agent to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period.
Notwithstanding the foregoing, the Eurocurrency Rate for Tranche E Term Loans that are Eurocurrency Rate Loans shall at no time be less than 1.25% per annum.
“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Eurocurrency Rate.
“Event of Default” has the meaning specified in Section 8.01.
“Excess Cash Flow” means, for any period, an amount equal to the excess of:
(a) the sum, without duplication, of:
(i) Consolidated Net Income for such period,
(ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income,
(iii) decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting), and
(iv) an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income; over
(b) the sum, without duplication, of:
(i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges included in clauses (a) through (f) of the definition of Consolidated Net Income,
(ii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures or acquisitions of intellectual property made in cash during such period, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of Indebtedness of the Borrower or the Restricted Subsidiaries,

(iii) the aggregate amount of all principal payments of Indebtedness of the Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to such Consolidated Net Income and not in excess of the amount of such increase but excluding (X) all other prepayments of Term Loans, (Y) all prepayments of Revolving Credit Loans and Swing Line Loans and (Z) all prepayments in respect of any other revolving credit facility, except, in the case of clauses (Y) and (Z), to the extent there is an equivalent permanent reduction in commitments thereunder) made during such period, except to the extent financed with the proceeds of other Indebtedness of the Borrower or the Restricted Subsidiaries,
(iv) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,
(v) increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),
(vi) cash payments by the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and the Restricted Subsidiaries other than Indebtedness,
(vii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Investments and acquisitions made during such period pursuant to Section 7.02(b), (j) or (o) to the extent that such Investments and acquisitions were financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries;
(viii) the amount of Restricted Payments paid during such period pursuant to Section 7.06(j) to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries;
(ix) the aggregate amount of expenditures actually made by the Borrower and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period,
(x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness,

(xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that to the extent the aggregate amount of internally generated cash flow actually utilized to finance such Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, and
(xii) the amount of cash taxes paid or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period.
“Exchange Act” means the Securities Exchange Act of 1934.
“Excluded Subsidiary” means (a) any Subsidiary that is not a wholly owned Subsidiary, (b) any Securitization Subsidiary, (c) each Subsidiary listed on Schedule 1.01D hereto, (d) any Subsidiary that is prohibited by applicable Law from guaranteeing the Obligations, (e) any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (f) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition and subject (as borrower or credit support party) to any Indebtedness assumed pursuant to Section 7.03(h) and each Restricted Subsidiary thereof that guarantees such Indebtedness; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (f) if such secured Indebtedness is repaid or becomes unsecured or if such Restricted Subsidiary ceases to guarantee such secured Indebtedness, as applicable and (g) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom, and each Unrestricted Subsidiary.
“Existing Credit Agreement” means the Credit Agreement dated as of November 25, 2003 among Parent, PFGI, the lenders party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, General Electric Capital Corporation, as Syndication Agent, and JPMorgan Chase Bank, Citicorp North America, Inc., and Canadian Imperial Bank of Commence, as Co-Documentation Agents.
“Existing Lender” means each existing Term Lender or Revolving Credit Lender, as applicable, immediately prior to the date on which the Borrower delivers a Term Loan Extension Request or Revolving Credit Extension Request, as applicable.
“Existing Letters of Credit” means each letter of credit listed on Schedule 2.03.

“Existing Notes” means 8  1/4% senior subordinated notes due December 1, 2013, issued on November, 2003 and on February, 2004, pursuant to an indenture dated as of November, 2003.
“Existing Revolving Credit Commitment” has the meaning specified in Section 2.15(a).
“Existing Revolving Credit Commitment Class” has the meaning specified in Section 2.15(a).
“Existing Revolving Credit Loans” has the meaning specified in Section 2.15(a).
“Existing Term Loan Class” has the meaning specified in Section 2.16(a).
“Extended Initial Term Commitment” means, as to each Extending Initial Term Lender, its obligation to make, or be deemed to have made, an Extended Initial Term Loan to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate amount not to exceed the amount set forth on such Lender’s signature page to the Fifth Amendment, or, as the case may be, in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. On the Restatement Date, the initial aggregate amount of the Extended Initial Term Commitments was $641,111,103.49.
“Extended Initial Term Loan” means a Loan made, or deemed made, pursuant to Section 2.01(a)(ii).
“Extending Initial Term Lender” means, at any time, any Lender that has an Extended Initial Term Commitment or an Extended Initial Term Loan at such time.
“Extension Arrangers” means Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, in their capacities as Extensions Arrangers under this Agreement.
“Extension Series” means a Post-Restatement Date Extension Series or Term Extension Series, as the case may be.
“Facility” means the Initial Term Loans, the Extended Initial Term Loans, the Tranche E Term Loans and/or the Restatement Revolving Credit Facility, as the context may require.
“FATCA” means Sections 1471 through 1474 of the Code, as the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the

Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Administrative Agent on such day on such transactions as determined by the Administrative Agent.
“Fifth Amendment” means that certain Fifth Amendment and Restatement Agreement dated as of April 17, 2012, among the Borrower, Holdings, the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Tranche E Term Lenders, the Restatement Revolving Credit Lenders and the other Lenders party thereto.
“Finance Sub” means Peak Finance LLC, a Delaware limited liability company.
“First Lien Intercreditor Agreement” means an intercreditor agreement among Holdings, the Borrower, the Subsidiary Guarantors, the Collateral Agent and the collateral trustee or entity performing a similar function under Permitted Other Debt, pursuant to which, inter alia, it is agreed that the Liens on the Collateral securing the obligations under the Permitted Other Debt are pari passu to the Liens on the Collateral securing the Obligations on customary terms and conditions reasonably satisfactory to the Administrative Agent and the Borrower.
“Foreign Casualty Event” has the meaning specified in the last paragraph of Section 2.05(b).
“Foreign Disposition” has the meaning specified in the last paragraph of Section 2.05(b).
“Foreign Lender” has the meaning specified in Section 10.15(a)(i).
“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, any Loan Party or any Subsidiary with respect to employees employed outside the United States.
“Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower which is not a Domestic Subsidiary.
“Foreign Subsidiary Total Assets” means the total assets of the Foreign Subsidiaries, as determined in accordance with GAAP in good faith by a Responsible Officer, without intercompany eliminations.
“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of August 17, 2010, among the Borrower, Holdings, the Administrative Agent and the Lenders party thereto.
“Fourth Amendment Effective Date” means the date of satisfaction of the conditions precedent referred to in Section III of the Fourth Amendment.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.
“Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.
“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Granting Lender” has the meaning specified in Section 10.07(h).
“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or monetary other obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement”.
“Guaranty” means (a) the guaranty made by Holdings and the Subsidiary Guarantors in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit F and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Hedge Bank” means any Person that is a Lender, an Arranger or an Affiliate of the foregoing at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto.
“High Yield Notes” means the 8.25% Senior Notes, the 9.25% Senior Notes and Senior Subordinated Notes.
“High Yield Notes Documentation” means the High Yield Notes, and all documents executed and delivered with respect to the High Yield Notes, including the High Yield Notes Indentures.
“High Yield Notes Indentures” means the 8.25% Senior Notes Indenture, 9.25% Senior Notes Indenture and the Senior Subordinated Notes Indenture.
“Holdings” has the meaning specified in the introductory paragraph to this Agreement.
“Honor Date” has the meaning specified in Section 2.03(c)(i).
“IDB” means the Industrial Development Board of the City of Jackson, Tennessee.

“Incremental Acquisition Loans” has the meaning specified in Section 2.14(a).
“Incremental Amendment” has the meaning specified in Section 2.14(a).
“Incremental Availability” has the meaning specified in Section 2.14(a).
“Incremental Facility Closing Date” has the meaning specified in Section 2.14(a).
“Incremental Term Loans” has the meaning specified in Section 2.14(a).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;
(c) net obligations of such Person under any Swap Contract;
(d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable);
(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f) all Attributable Indebtedness;
(g) all obligations of such Person in respect of Disqualified Equity Interests; and
(h) all Guarantees of such Person in respect of any of the foregoing.
For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Debt and (B) in the case of the Borrower and its Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary of business consistent with past practice. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.
“Indemnified Liabilities” has the meaning specified in Section 10.05.
“Indemnitees” has the meaning specified in Section 10.05.
“Information” has the meaning specified in Section 10.08.
“Initial Arrangers” means Lehman Brothers Inc. and Goldman Sachs Credit Partners L.P., in their capacities as joint lead arrangers under the Original Credit Agreement.
“Initial Revolving Borrowing” means one or more borrowings of Initial Revolving Credit Loans or issuances or deemed issuances of Letters of Credit on the Closing Date specified in the definition of the term “Permitted Initial Revolving Borrowing Purposes”.
“Initial Revolving Credit Commitments” means revolving credit commitments established on the Closing Date but terminated on the Restatement Date.
“Initial Revolving Credit Loans” means revolving credit loans issued under the Initial Revolving Credit Commitments on and after the Closing Date but prior to the Restatement Date.
“Initial Term Commitment” means, as to each Initial Term Lender, its obligation to make an Initial Term Loan to the Borrower pursuant to Section 2.01(a)(i) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name under the caption “Term Commitment” on Schedule 1 to the Lender Addendum delivered by such Lender on or prior to the Closing Date, or, as the case may be, in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. On the Closing Date, the initial aggregate amount of the Initial Term Commitments was $1,250,000,000.
“Initial Term Lender” means, at any time, any Lender that has an Initial Term Commitment or an Initial Term Loan at such time.
“Initial Term Loan” means a Loan made pursuant to Section 2.01(a)(i).
“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement, substantially in the form attached as Exhibit I.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.
“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, or to the extent available to each Lender of such Eurocurrency Rate Loan, nine or twelve months or less than one month thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:
(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.
“Intermediate Holding Company” means any Subsidiary of Holdings (which prior to a Qualifying IPO must be wholly owned by Holdings) that, directly or indirectly, owns 100% of the issued and outstanding Equity Interests of the Borrower.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and its Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business consistent with past practice) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the Borrower.
“IP Rights” has the meaning specified in Section 5.15.
“IRS” means the United States Internal Revenue Service.
“Jackson Transaction” means (a) the sale of project equipment by PFGI to IDB in exchange for master industrial development revenue notes and (b) the lease by PFGI of such project equipment from IDB.
“Junior Financing” has the meaning specified in Section 7.12(a).
“Junior Financing Documentation” means any documentation governing any Junior Financing.
“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Post-Restatement Date Extended Term Loan, any Post-Restatement Date Extended Revolving Credit Commitment, any Incremental Term Loans, any Revolving Commitment Increases or any Other Term Loan, Other Term Loan Commitment, Other Revolving Credit Loan or Other Revolving Credit Commitments, in each case as extended in accordance with this Agreement from time to time.
“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.
“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the applicable Honor Date or refinanced as a Revolving Credit Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiration date thereof, or the renewal or increase of the amount thereof.
“L/C Issuer” means any Revolving Credit Lender and any of their respective Affiliates that becomes a L/C Issuer in accordance with Section 2.03(j) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. To the extent there is more than one L/C Issuer, each reference to “L/C Issuer” herein shall be deemed, where appropriate, to be a reference to the relevant L/C Issuer with respect to the relevant Letter of Credit.

“L/C Obligation” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Letters of Credit (whether or not such maximum amount is then in effect under any such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit) plus the aggregate of all Unreimbursed Amounts in respect of Letters of Credit, including all L/C Borrowings.
“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.”
“Lender Addendum” means, with respect to any Initial Term Lender, Extending Initial Term Lender, Tranche E Term Lender, Restatement Revolving Credit Lender, a Lender of Incremental Term Loans, Revolving Commitment Increase Lender, Post-Restatement Date Extending Lender or Additional Refinancing Lender, a Lender Addendum, substantially in the form of Exhibit J, or otherwise acceptable to the Administrative Agent, to be executed and delivered by such Lender on the Closing Date, the Second Amendment Effective Date, the Fourth Amendment Effective Date, the date of any Extension Series, or the date of any Refinancing Amendment, as applicable, as provided in Section 10.23.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
“Letter of Credit” means any letter of credit issued (or deemed issued) hereunder (including all Existing Letters of Credit). A Letter of Credit may be a commercial letter of credit or a standby letter of credit but must be issued in Dollars.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.
“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $50,000,000 and (b) the aggregate amount of the Revolving Credit Commitments.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to a the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan (including any Incremental Term Loans, any extensions of credit under any Revolving Commitment Increases, any Incremental Acquisition Loans, any Other Term Loans, Other Revolving Credit Loans, Post-Restatement Date Extended Revolving Credit Loans and Post-Restatement Date Extended Term Loans).
“Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) the Fifth Amendment and (vi) each Letter of Credit Application.
“Loan Parties” means, collectively, (i) Holdings, (ii) any Intermediate Holding Company, (iii) the Borrower, (iv) each Guarantor that is a Domestic Subsidiary of the Borrower and (v) each other Guarantor that satisfies the Collateral and Guarantee Requirement.
“Management Stockholders” means the members of management of Holdings or any of its Subsidiaries including the Borrower who are investors in Holdings or any direct or indirect parent thereof.
“Master Agreement” has the meaning specified in the definition of “Swap Contract.”
“Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Borrower and its Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Loan Parties and the Guarantors (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties or Guarantors is a party or (c) a material adverse effect on the rights and remedies of the Lenders or the Agents under any Loan Document.
“Material Domestic Subsidiary” means, at any date of determination, each of the Borrower’s Domestic Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 5% of the Total Assets of the Borrower and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 5% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.
“Material Foreign Subsidiary” means, at any date of determination, each of the Borrower’s Foreign Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 5% of the Total Assets of the Borrower and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 5% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.
“Material Real Property” means any real property owned by any Loan Party with a book value in excess of $10,000,000.

“Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary.
“Maturity Date” means (a) with respect to the Initial Term Loans, the seventh anniversary of the Closing Date, (b) with respect to the Extended Initial Term Loans, the earlier of (i) October 2, 2016 and (ii) the date (such date, “Trigger Date A”) that is 91 days prior to the maturity date of the 9.25% Senior Notes if more than $150,000,000 of the 9.25% Senior Notes are outstanding on Trigger Date A, (c) with respect to the Tranche E Term Loans, the earliest of (i) October 17, 2018, (ii) Trigger Date A if more than $150,000,000 of the 9.25% Senior Notes are outstanding on such date and (iii) the date (such date, “Trigger Date B”) that is 91 days prior to the maturity date of the 8.25% Senior Notes if more than $150,000,000 of the 8.25% Senior Notes are outstanding on Trigger Date B and (d) with respect to the Restatement Revolving Credit Facility, the earliest of (i) the fifth anniversary of the Restatement Date, (ii) Trigger Date A if more than $150,000,000 of the 9.25% Senior Notes are outstanding on such date, (iii) Trigger Date B if more than $150,000,000 of the 8.25% Senior Notes are outstanding on such date, (iv) the date (such date, “Trigger Date C”) that is 91 days prior to the maturity date of the Initial Term Loans if more than $150,000,000 of the aggregate principal amount of the Initial Term Loans are outstanding on Trigger Date C, and (v) the date (such date, “Trigger Date D”) that is 91 days prior to the maturity date of the Extended Initial Term Loans if more than $150,000,000 of the aggregate principal amount of the Extended Initial Term Loans are outstanding on Trigger Date D; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.
“Maximum Rate” has the meaning specified in Section 10.10.
“Merger” has the meaning specified in the Original Credit Agreement.
“Merger Agreement” means the Agreement and Plan of Merger dated as of February 10, 2007, by and among Crunch Holding, Peak Holdings, Merger Sub and Finance Sub.
“Merger Sub” means Peak Acquisition Corp., a Delaware corporation.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative agent on behalf of the Lenders in form and substance reasonably satisfactory to the Administrative Agent, and any other mortgages executed and delivered pursuant to Section 6.11.
“Mortgage Policies” has the meaning specified in Section 6.13(b)(ii).
“Mortgaged Properties” has the meaning specified in paragraph (g) of the definition of Collateral and Guarantee Requirement.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes, has made, is obligated to make or has been obligated to make contributions.

“NAIC” means The National Association of Insurance Commissioners, and any successor thereto.
“Net Cash Proceeds” means:
(a) with respect to the Disposition of any asset by the Borrower or any Restricted Subsidiary or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Borrower or any Restricted Subsidiary) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is required to be repaid (and is timely repaid) in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by the Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event, (C) taxes paid or reasonably estimated to be actually payable in connection therewith, and (D) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction and it being understood that “Net Cash Proceeds” shall include any cash or Cash Equivalents (i) received upon the Disposition of any non-cash consideration received by the Borrower or any Restricted Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (D) above or, if such liabilities have not been satisfied in cash and such reserve is not reversed within three hundred and sixty-five (365) days after such Disposition or Casualty Event, the amount of such reserve; provided that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such net cash proceeds shall exceed an amount of $10,000,000, (y) no such net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed an amount of $30,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)) and (z) net cash proceeds from Scheduled Dispositions should not constitute Net Cash Proceeds; and
(b) (i) with respect to the incurrence or issuance of any Indebtedness by the Borrower or any Restricted Subsidiary or any equity issuance by the Borrower, the excess, if any, of (x) the sum of the cash received in connection with such incurrence or issuance over (y) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket expenses and other customary expenses, incurred by the Borrower or such Restricted Subsidiary in connection with such incurrence or issuance and (ii) with respect to any Permitted Equity Issuance by any direct or indirect parent of the Borrower, the amount of cash from such Permitted Equity Issuance contributed to the capital of the Borrower.
“Net First Lien Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Net First Lien Secured Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Borrower for such Test Period.
“Net First Lien Secured Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition), consisting of (i) Loans and Unreimbursed Amounts hereunder, (ii) any Indebtedness incurred pursuant to Section 7.03(f) and (iii) any other Indebtedness for borrowed money or debt obligations evidenced by promissory notes or similar instruments that are secured by a first-priority Lien, minus (b) an amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(u)) included in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date; provided that Net First Lien Secured Debt shall not include (i) Letters of Credit, except to the extent of Unreimbursed Amounts thereunder and (ii) obligations under Swap Contracts.
“Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.
“Non-Cash Charges” has the meaning specified in the definition of the term “Consolidated EBITDA”.
“Non-Consenting Lender” has the meaning specified in Section 3.07(d).
“Non-Loan Party” means any Subsidiary of the Borrower that is not a Loan Party.
“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).
“Note” means a Term Note or a Revolving Credit Note as the context may require.
“Not Otherwise Applied” means, with reference to any amount of Net Cash Proceeds of any transaction or event or of the Available Amount that is proposed to be applied to a particular use or transaction, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.05(b), and (b) has not previously been (and is not simultaneously being) applied to anything other than that such particular use or transaction.

“Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party, any Guarantor and their respective Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party, any Guarantor or any of their respective Subsidiaries of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (y) obligations of any Loan Party, any Guarantor and their respective Subsidiaries arising under any Secured Hedge Agreement, and (z) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties and the Guarantors under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party, any Guarantor or any of their respective Subsidiaries under any Loan Document and (b) the obligation of any Loan Party, any Guarantor or any of their respective Subsidiaries to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party, such Guarantor or such Subsidiary.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Original Credit Agreement” has the meaning specified in the recitals.
“Other Revolving Credit Commitments” shall mean one or more classes of revolving credit commitments hereunder that result from a Refinancing Amendment.
“Other Revolving Credit Loans” shall mean one or more classes of Revolving Credit Loans that result from a Refinancing Amendment.
“Other Taxes” has the meaning specified in Section 3.01(b).
“Other Term Loan Commitments” shall mean one or more classes of term loan commitments hereunder that result from a Refinancing Amendment.

“Other Term Loans” shall mean one or more classes of Term Loans that result from a Refinancing Amendment.
“Outstanding Amount” means (a) with respect to the Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date.
“Overnight Rate” means, for any day, the Federal Funds Rate.
“Parent” means (i) prior to the Merger, Merger Sub and (ii) after the Merger, Crunch Holding.
“Participant” has the meaning specified in Section 10.07(e).
“Participant Register” has the meaning specified in Section 10.07(e).
“PBGC” means the Pension Benefit Guaranty Corporation.
“Peak Holdings” means Peak Holdings LLC, a Delaware limited liability company.
“Pension Act” means the Pension Protection Act of 2006, as amended.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute.
“Permitted Acquisition” has the meaning specified in Section 7.02(j).
“Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of Holdings or any direct or indirect parent of Holdings and after a Qualifying IPO, of any Intermediate Holding Company, in each case to the extent permitted hereunder.
“Permitted Holders” means each of (i) the Sponsor and (ii) the Management Stockholders.

“Permitted Initial Revolving Borrowing Purposes” means (a) one or more Borrowings of Revolving Credit Loans in an amount not to exceed $10,000,000 to finance the Transaction and to pay Transaction Expenses and (b) the issuance of Letters of Credit in replacement of, or as a backstop for, letters of credit of the Borrower or its Restricted Subsidiaries outstanding on the Closing Date.
“Permitted Other Debt” means (i) senior unsecured, senior subordinated or subordinated Indebtedness issued or incurred by the Borrower, (ii) Indebtedness issued or incurred by the Borrower that is secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations pursuant to a Second Lien Intercreditor Agreement or (iii) Indebtedness issued or incurred by the Borrower that is secured by a Lien ranking pari passu with the Liens securing the Obligations pursuant to a First Lien Intercreditor Agreement, in each case, (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to, at the time of incurrence of such Permitted Other Debt, the Maturity Date of the Existing Term Loan Class which is being refinanced by such Permitted Other Debt (other than customary offers to repurchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees, collateral, security and other terms of such Indebtedness (other than interest rates, fees, funding discounts and redemption or prepayment premiums), taken as a whole, are not more restrictive on the Borrower and its Restricted Subsidiaries than the terms of this Agreement; provided that a certificate of a Responsible Officer of the Borrower shall be delivered to the Administrative Agent at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements and which shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement, (c) if such Indebtedness is senior subordinated or subordinated Indebtedness, the terms of such Indebtedness provide for customary subordination of such Indebtedness to the Obligations and are reasonably acceptable to the Administrative Agent, (d) if such Indebtedness is secured, such Indebtedness shall not be secured by any property or assets other than the Collateral and (e) no Subsidiary of the Borrower (other than a Guarantor) is an obligor under such Indebtedness. For the avoidance of doubt, Permitted Other Debt may only be issued or incurred to refinance on a dollar-for-dollar basis Term Loans incurred pursuant to this Agreement or Permitted Other Debt that was itself initially issued to refinance Term Loans on a dollar-for-dollar basis.
“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(f), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(f), at the time thereof, no Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 7.03(c), 7.03(u), 7.03(y) or is Junior Financing, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended, and (e) in the case of any Permitted Refinancing in respect of the Indebtedness under any Second Lien Facility, such Permitted Refinancing is secured only by all or any portion of the Collateral (but not by any other assets) pursuant to one or more security agreements subject to the Second Lien Intercreditor Agreement (or another intercreditor agreement containing terms that are at least as favorable to the Secured Parties as those contained in the Second Lien Intercreditor Agreement).
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“PFGI” means Pinnacle Foods Group Inc., a Delaware corporation.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.
“Pledged Debt” has the meaning specified in the Security Agreement.
“Pledged Equity” has the meaning specified in the Security Agreement.

“Post-Acquisition Period” means, with respect to any Permitted Acquisition, the period beginning on the date such Permitted Acquisition is consummated and ending on the last day of the sixth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition is consummated.
“Post-Restatement Date Extended Lender” means any Post-Restatement Date Extending Revolving Credit Lender or Post-Restatement Date Extending Term Lender, as the case may be.
“Post-Restatement Date Extended Loans” means any Post-Restatement Extended Revolving Credit Loan or Post-Restatement Date Extended Term Loan, as the case may be.
“Post-Restatement Date Extended Revolving Credit Commitment” has the meaning specified in Section 2.15(a).
“Post-Restatement Date Extending Revolving Credit Lender” has the meaning specified in Section 2.15(b).
“Post-Restatement Date Extended Revolving Credit Loans” has the meaning specified in Section 2.15(a).
“Post-Restatement Date Extended Term Loans” has the meaning specified in Section 2.16(a).
“Post-Restatement Date Extending Term Lender” has the meaning specified in Section 2.16(b)
“Post-Restatement Date Extension Series” shall mean all Post-Restatement Date Extended Revolving Credit Commitments that are established pursuant to the same Revolver Extension Agreement (or any subsequent Revolver Extension Agreement to the extent such Revolver Extension Agreement expressly provides that the Post-Restatement Date Extended Revolving Credit Commitments provided for therein are intended to be a part of any previously established Post-Restatement Date Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule.
“Principal L/C Issuer” means any L/C Issuer that has issued Letters of Credit under the Revolving Credit Facility having an aggregate Outstanding Amount in excess of $10,000,000.
“Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of (a) actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (b) any additional costs incurred during such Post-Acquisition Period, in each case in connection with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Borrower and the Restricted Subsidiaries; provided that, (i) at the election of the Borrower, such Pro Forma Adjustment shall not be required to be determined for any Acquired Entity or Business or Converted Restricted Subsidiary to the extent the aggregate consideration paid in connection with such acquisition was less than $5,000,000 and (ii) so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.
“Pro Forma Balance Sheet” has the meaning specified in Section 5.05(a)(ii).
“Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by the Borrower or any of the Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to (A) above, the foregoing pro forma adjustments may be applied to any such test solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (as determined by the Borrower in good faith) (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Borrower and the Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment.
“Pro Forma Financial Statements” has the meaning specified in Section 5.05(a)(ii).
“Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities at such time; provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.
“Projections” shall have the meaning specified in Section 6.01(c).
“Purchase Price” has the meaning assigned thereto in the Merger Agreement.
“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.
“Qualified Securitization Financing” means any Securitization Financing of a Securitization Subsidiary that meets the following conditions: (a) the board of directors of the Borrower shall have determined in good faith that such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Securitization Subsidiary, (b) all sales and/or contributions of Securitization Assets and related assets to the Securitization Subsidiary are made at fair market value (as determined in good faith by the Borrower) and (iii) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings. The grant of a security interest in any Securitization Assets of the Borrower or any of its Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under this Agreement prior to engaging in any Securitization Financing shall not be deemed a Qualified Securitization Financing.
“Qualifying IPO” means, as applicable, the issuance by Holdings, any direct or indirect parent of Holdings or any Intermediate Holding Company of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).
“Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the Borrower, (b) the Administrative Agent, (c) each Additional Refinancing Lender and (d) each Lender that agrees to provide any portion of Other Term Loans, Other Term Loan Commitments, Other Revolving Credit Commitments or Other Revolving Credit Loans incurred pursuant thereto, in accordance with Section 2.17.
“Register” has the meaning specified in Section 10.07(d).
“Rejection Notice” has the meaning specified in Section 2.05(b)(vi).
“Reportable Event” means with respect to any Plan any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.
“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment and unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender or the Borrower or any Affiliate thereof shall be excluded for purposes of making a determination of Required Lenders.
“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer, controller or assistant treasurer or other similar officer of a Loan Party or a Guarantor and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party or a Guarantor. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party or Guarantor shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party or such Guarantor and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party or such Guarantor.
“Restatement Date” has the meaning given to such term in Section V of the Fifth Amendment.
“Restatement Revolving Credit Commitment” means, as to each Restatement Revolving Credit Lender, its obligation to (a) make Restatement Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth below such Lender’s name next to the caption “Restatement Revolving Credit Commitment” on its signature page to the Fifth Amendment, or, as the case may be, in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Restatement Revolving Credit Commitments of all Restatement Revolving Credit Lenders shall be $150,000,000 on the Restatement Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.
“Restatement Revolving Credit Facility” shall mean the revolving credit facility provided under the Restatement Revolving Credit Commitments.
“Restatement Revolving Credit Lender” means, at any time, any Lender that has a Restatement Revolving Credit Commitment at such time.
“Restatement Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Persons thereof).
“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.
“Retained Declined Proceeds” has the meaning specified in Section 2.05(b)(vi).
“Revolver Extension Agreement” has the meaning specified in Section 2.15(c).
“Revolver Extension Election” has the meaning specified in Section 2.15(b).
“Revolving Commitment Increase” has the meaning specified in Section 2.14(a).
“Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(a).
“Revolving Credit Borrowing” means a borrowing consisting of Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the applicable Revolving Credit Lenders pursuant to Section 2.01(b).
“Revolving Credit Commitment” means the Restatement Revolving Credit Commitments.
“Revolving Credit Exposure” means, as to each Revolving Credit Lender for a particular Revolving Credit Facility, the sum of the outstanding principal amount of such Revolving Credit Lender’s Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.
“Revolving Credit Extension Request” has the meaning specified in Section 2.15(a).
“Revolving Credit Facility” means the Restatement Revolving Credit Facility.
“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time.
“Revolving Credit Note” means a promissory note of the Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.
“Same Day Funds” means immediately available funds.
“Scheduled Dispositions” has the meaning specified in Section 7.05(k).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of December 23, 2009 among the Borrower, Holdings, the Administrative Agent and the Lenders party thereto.
“Second Amendment Effective Date” means the date of satisfaction of the conditions precedent referred to in Section III of the Second Amendment.
“Second Lien Facility” means a senior secured credit facility providing for the making of term loans to the Borrower, which credit facility may be secured on a second-priority basis by all or any portion of the Collateral (but not by any other assets) and may be guaranteed by each Guarantor; provided that (a) the Indebtedness under such credit facility will not mature prior to the date that is 91 days after the Maturity Date of the Term Loans, (b) such credit facility shall provide for no scheduled amortization, payments of principal, sinking fund or similar scheduled payments (other than regularly scheduled payments of interest), (c) such credit facility has covenant, default and remedy provisions and provisions relating to mandatory prepayment, repurchase, redemption and offers to purchase that, taken as a whole, are consistent with those customarily found in second lien financings and (d) concurrently with the effectiveness of such credit facility, the Second Lien Intercreditor Agreement shall have been entered into and shall at all times thereafter be in full force and effect.
“Second Lien Facility Documentation” means the credit agreement or loan agreement evidencing the Second Lien Facility, the Second Lien Intercreditor Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith.
“Second Lien Intercreditor Agreement” means an intercreditor agreement among Holdings, the Borrower, the Subsidiary Guarantors, the Collateral Agent and the collateral agent under the Second Lien Facility or collateral trustee or entity performing a similar function under Permitted Other Debt, pursuant to which it is agreed that the Liens on the Collateral securing the obligations under the Second Lien Facility or Permitted Other Debt are subordinated to the Liens on the Collateral securing the Obligations on customary terms and conditions reasonably satisfactory to the Administrative Agent and the Borrower.
“Section 2.15 Additional Agreement” has the meaning specified in Section 2.15(c).
“Section 2.16 Additional Agreement” has the meaning specified in Section 2.16(c).

“Secured Hedge Agreement” means any Swap Contract permitted under Section 7.03(g) that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank.
“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Hedge Banks, the Cash Management Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c).
“Securities Act” means the Securities Act of 1933.
“Securitization Assets” means the accounts receivable, royalty or other revenue streams and other rights to payment related to the Specified Contract Rights subject to a Qualified Securitization Financing and the proceeds thereof.
“Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with any Qualified Securitization Financing.
“Securitization Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries, and any assets related thereto, including all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Securitization Assets.
“Securitization Repurchase Obligation” means any obligation of a seller of Securitization Assets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.
“Securitization Subsidiary” means a wholly owned Subsidiary of the Borrower (or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which the Borrower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers Securitization Assets and related assets) that engages in no activities other than in connection with the financing of Securitization Assets of the Borrower or its Subsidiaries, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the board of directors of the Borrower or such other

Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any Subsidiary of the Borrower, other than another Securitization Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or any Subsidiary of the Borrower, other than another Securitization Subsidiary, in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Borrower or any Subsidiary of the Borrower, other than another Securitization Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which none of the Borrower or any Subsidiary of the Borrower, other than another Securitization Subsidiary, has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of Parent and (c) to which none of the Borrower or any Subsidiary of the Borrower, other than another Securitization Subsidiary, has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the board of directors of the Borrower or such other Person shall be evidenced to the Administrative Agent by delivery to the Administrative Agent of a certified copy of the resolution of the board of directors of the Borrower or such other Person giving effect to such designation and a certificate executed by a Responsible Officer certifying that such designation complied with the foregoing conditions.
“Security Agreement” means, collectively, the Security Agreement executed by the Loan Parties, substantially in the form of Exhibit G, together with each other security agreement supplement executed and delivered pursuant to Section 6.11.
“Security Agreement Supplement” has the meaning specified in the Security Agreement.
“Senior Notes” means collectively, the 8.25% Senior Notes and the 9.25% Senior Notes.
“Senior Notes Indenture” means collectively, the 8.25% Senior Notes Indenture and the 9.25% Senior Notes Indenture.
“Senior Secured Incurrence Test” means, with respect to the most recent Test Period in any fiscal year of the Borrower set forth below, the Senior Secured Leverage Ratio (calculated on a Pro Forma Basis) shall be no greater than the ratio set forth below opposite such date:

Fiscal Year	Senior Secured Leverage Ratio
2,007	5.00 to 1.00
2,008	4.75 to 1.00
2009 and thereafter	4.50 to 1.00

“Senior Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Senior Secured Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Borrower for such Test Period.
“Senior Secured Leverage Test” means, with respect to the most recent Test Period in any fiscal year of the Borrower set forth below, the Senior Secured Leverage Ratio (calculated on a Pro Forma Basis) shall be no greater than the ratio set forth below opposite such date:

Fiscal Year	Senior Secured Leverage Ratio
2,007	5.25 to 1.00
2,008	5.00 to 1.00
2009 and thereafter	4.75 to 1.00
“Senior Subordinated Notes” means $250,000,000 in aggregate principal amount of the Borrower’s senior subordinated notes due 2017.
“Senior Subordinated Notes Indenture” means the Indenture for the Senior Subordinated Notes, dated as of April 2, 2007.
“Sold Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.
“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SPC” has the meaning specified in Section 10.07(h).
“Specified Contract Rights” means certain intellectual property licenses, agreements or other contracts giving rise to not more than $10,000,000 of annual accounts receivable, royalty or other intellectual property revenue streams or other rights to payment.
“Specified Existing Revolving Credit Commitment Class” has the meaning specified in Section 2.15(a).
“Specified Transaction” means any Investment, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation, Incremental Term Loan,

Revolving Commitment Increase, Other Term Loan or Other Revolving Credit Commitment that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”; provided that a Revolving Commitment Increase, for purposes of this “Specified Transaction” definition, shall be deemed to be fully drawn.
“Sponsor” means The Blackstone Group and its Affiliates and funds or partnerships managed by The Blackstone Group or any of its Affiliates, but not including, however, any portfolio companies of The Blackstone Group or any of its Affiliates.
“Sponsor Management Agreement” means the management agreement between the management company associated with the Sponsor or its advisors and the Borrower.
“Sponsor Termination Fees” means the one time payment under the Sponsor Management Agreement of a termination fee to the Sponsor and its Affiliates in the event of either a Change of Control or the completion of a Qualifying IPO.
“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower which the Borrower has determined in good faith to be customary, necessary or advisable in a Securitization Financing.
“Step-Down Conditions” means, as of any date, that both (a) a Qualifying IPO has been consummated and (b) the Total Leverage Ratio as of the most recently ended Test Period is less than or equal to 5.00:1.00 as set forth in the Compliance Certificate delivered pursuant to Section 6.02(a) for such Test Period.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Subsidiary Guarantor” means, collectively, the Subsidiaries of the Borrower that are Guarantors.
“Successor Borrower” has the meaning specified in Section 7.04(d).
“Supplemental Administrative Agent” has the meaning specified in Section 9.13 and “Supplemental Administrative Agents” shall have the corresponding meaning.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04(a).
“Swing Line Facility” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.
“Swing Line Lender” means Barclays Bank PLC, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning specified in Section 2.04(a).
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.
“Swing Line Obligations” means, as at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding.
“Swing Line Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.
“Taxes” has the meaning specified in Section 3.01(a).
“Tender Offer” means the offer by PFGI to purchase any and all outstanding Existing Notes.

“Term Borrowing” means a borrowing consisting of Term Loans of the same Type, Class and currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the applicable Term Lenders pursuant to Section 2.01.
“Term Commitment” means, as to any Term Lender, its Initial Term Commitment and/or Tranche E Term Commitment, as applicable.
“Term Extension Agreement” has the meaning specified in Section 2.16(c).
“Term Extension Election” has the meaning specified in Section 2.16(b).
“Term Extension Series” shall mean all Post-Restatement Date Extended Term Loans that are established pursuant to the same Term Extension Agreement (or any subsequent Term Extension Agreement to the extent such Term Extension Agreement expressly provides that the Post-Restatement Date Extended Term Loans provided for therein are intended to be a part of any previously established Term Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule.
“Term Lender” means, any Initial Term Lender, Extending Initial Term Lender and/or any Tranche E Term Lender, as applicable.
“Term Loan Class” has the meaning specified in Section 2.16(a).
“Term Loan E Arrangers” means Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Macquarie Capital (USA) Inc., in their capacities as Term Loan E Arrangers under this Agreement.
“Term Loan Extension Request” has the meaning specified in Section 2.16(a).
“Term Loans” means, Initial Term Loans, Extended Initial Term Loans and/or Tranche E Term Loans, as applicable.
“Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Term Lender resulting from the Term Loans made by such Term Lender.
“Test Period” in effect at any time shall mean the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b); provided that, prior to the first date that financial statements have been or are required to be delivered pursuant to Section 6.01(a) or (b), the Test Period in effect shall be the period of four consecutive fiscal quarters of PFGI ended December 31, 2007. A Test Period may be designated by reference to the last day thereof (i.e., the “March 31, 2007 Test Period” refers to the period of four consecutive fiscal quarters of the Borrower ended March 31, 2007), and a Test Period shall be deemed to end on the last day thereof.

“Threshold Amount” means $25,000,000.
“Total Assets” means the total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(a) or (b).
“Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Borrower for such Test Period.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.
“Tranche D Term Lender” has the meaning set forth in the Original Credit Agreement.
“Tranche D Term Loan” has the meaning set forth in the Original Credit Agreement.
“Tranche E Term Commitment” means, as to each Tranche E Term Lender, its obligation to make a Tranche E Term Loan to the Borrower pursuant to Section 2.01(a)(iii) in an aggregate amount not to exceed the amount set forth below such Lender’s name next to the caption “Tranche E Term Commitment” on its signature page to the Fifth Amendment, or, as the case may be, in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Restatement Date, the initial aggregate amount of the Tranche E Term Commitments shall be $400,000,000.
“Tranche E Term Lender” means, at any time, any Lender that has a Tranche E Term Commitment or a Tranche E Term Loan at such time.
“Tranche E Term Loan” means a Loan made pursuant to Section 2.01(a)(iii).
“Transaction” means, collectively, (a) the Equity Contribution, (b) the Merger, (c) the issuance of the High Yield Notes, (d) the funding of the Term Loans and the Initial Revolving Borrowing on the Closing Date, (e) the repayment of the Existing Credit Agreement and other existing indebtedness of PFGI, including the Tender Offer and Consent Solicitation, (f) the consummation of any other transactions in connection with the foregoing, and (g) the payment of the fees and expenses incurred in connection with any of the foregoing.
“Transaction Expenses” means any fees or expenses incurred or paid by Parent, Holdings, the Borrower or any Restricted Subsidiary in connection with the Transaction, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.
“Type” means, with respect to any Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

“Unaudited Financial Statements” has the meaning specified in Section 4.01(f).
“Uniform Commercial Code” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“Unrestricted Subsidiary” means (i) each Subsidiary of the Borrower listed on Schedule 1.01B, (ii) each Securitization Subsidiary, (iii) any Subsidiary of the Borrower designated by the board of directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Closing Date and (iv) any Subsidiary of an Unrestricted Subsidiary.
“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.
“U.S. Lender” has the meaning specified in Section 10.15(b).
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.
“wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.
“Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
SECTION 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.
(ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.
(iii) The term “including” is by way of example and not limitation.
(iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(e) References in this Agreement to a particular date as the fiscal quarter or year end of the Borrower or any of its Subsidiaries or direct or indirect parent companies shall be deemed to be a reference to the quarter or year end, as the case may be, ending on or about such date.
SECTION 1.03. Accounting Terms.
(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.
(b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Total Leverage Ratio, Net First Lien Leverage Ratio and Senior Secured Leverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.
SECTION 1.04. Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.
SECTION 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
SECTION 1.07. Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.
SECTION 1.08. Currency Equivalents Generally.
(a) Any amount specified in this Agreement (other than in Articles II, IX and X or as set forth in paragraph (b) of this Section) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount to be determined at the rate of exchange quoted by the Reuters World Currency Page for the applicable currency at 11:00 a.m. (London time) on such day (or, in the event such rate does not appear on any Reuters World Currency Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such agreement, such rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m. (New York City time) on such date for the purchase of Dollars for delivery two Business Days later). Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.08 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.

(b) For purposes of determining compliance under Sections 7.02, 7.05 and 7.06, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in the Borrower’s annual financial statements delivered pursuant to Section 6.01(a); provided, however, that the foregoing shall not be deemed to apply to the determination of any amount of Indebtedness.
ARTICLE II
The Commitments and Credit Extensions
SECTION 2.01. The Loans.
(a) The Term Borrowings.
(i) The parties hereto acknowledge and agree that the Initial Term Loans were made to the Borrower on the Closing Date and shall either remain outstanding as set forth in this Section 2.01(a)(i) or shall be converted into Extended Initial Term Loans as set forth in Section 2.01(a)(ii). The Initial Term Loans that are not converted into Extended Initial Term Loans as set forth in Section 2.01(a)(ii) shall, on and after the Restatement Date constitute, and have all of the rights and benefits of, Initial Term Loans as set forth in this Agreement and the other Loan Documents.
(ii) Subject to the terms and conditions hereof and of the Fifth Amendment, each Extending Initial Term Lender severally agrees, pursuant to the Fifth Amendment, to be deemed to have made an Extended Initial Term Loan on the Restatement Date to the Borrower in the amount of the Extended Initial Term Commitment of such Extending Initial Term Lender. Subject to the terms and conditions hereof and of the Fifth Amendment, each Extending Initial Term Lender agrees that the principal amount of Initial Term Loans made by such Lender under the Original Credit Agreement equal to such Extending Initial Term Lender’s Extended Initial Term Commitment shall remain outstanding on and after the Restatement Date as, and shall be converted into, Extended Initial Term Loans deemed made pursuant to this Agreement. The conversion of an Initial Term Loan of an Extending Initial Term Lender shall be deemed to satisfy, dollar for dollar, such Extending Initial Term Lender’s obligation to make Extended Initial Term Loans on the Restatement Date. Such converted Initial Term Loans of the Extending Initial Term Lenders shall, on and after the Restatement Date, constitute, and have all of the rights and benefits of, Extended Initial Term Loans as set forth in this Agreement and the other Loan Documents. Each Extending Initial Term Lender’s Extended Initial Term Commitment shall terminate immediately and without further action on the Restatement Date after giving effect to the conversion of such Lender’s Initial Term Loan on such date. Notwithstanding anything herein to the contrary, all Extended Initial Term Loans of Extending Initial Term Lenders deemed to be made hereunder on the Restatement Date pursuant to this Section 2.01(a)(ii) that are Eurocurrency Rate Loans will have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Initial Term Loans of such Extending Initial Term Lenders under the Original Credit Agreement.

(iii) Subject to the terms and conditions set forth herein, each Tranche E Term Lender either (a) severally agrees to make to the Borrower on the Restatement Date a single loan denominated in Dollars in an amount equal to such Tranche E Term Lender’s Tranche E Term Commitment or (b) to the extent such Tranche E Term Lender was a Tranche D Term Lender and opted to do so as set forth on its signature page to the Fifth Amendment, severally agrees, pursuant to the Fifth Amendment, to be deemed to have made a Tranche E Term Loan on the Restatement Date to the Borrower in the amount of its Tranche E Term Commitment.
(iv) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.
(b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans denominated in Dollars to the Borrower as elected by the Borrower pursuant to Section 2.02 (each such loan, a “Restatement Revolving Credit Loan”) from time to time, on any Business Day after the Restatement Date until the Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Notwithstanding anything to the contrary herein, the Initial Revolving Credit Commitments shall be terminated in full on the Restatement Date.
SECTION 2.02. Borrowings, Conversions and Continuations of Loans.
(a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 p.m. (New York, New York time) (i) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, and (ii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof in the case of Term Loans. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term Borrowing, a Revolving Credit Borrowing, the Class of each such Term Borrowing or Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. The requested Borrowing shall be in Dollars.
(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above.
(c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurocurrency Rate Loans.
(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base

Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Administrative Agent’s Prime Rate used in determining the Base Rate promptly following the public announcement of such change.
(e) After giving effect to all Term Borrowings, all Revolving Credit Borrowings, all conversions of Term Loans or Revolving Credit Loans from one Type to the other, and all continuations of Term Loans or Revolving Credit Loans as the same Type, there shall not be more than fifteen (15) Interest Periods in effect.
(f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.
(g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may, with the Borrower’s consent, assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If such Lender’s portion of such Borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such the date of such Borrowing, the Administrative Agent shall also be entitled to recover such amount with interest thereon accruing from the date on which the Administrative Agent made the funds available to the Borrower at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement, and the Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.02(g) shall cease.
SECTION 2.03. Letters of Credit.
(a) The Letters of Credit.

(i) Subject to the terms and conditions set forth herein, (1) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Restatement Date until the Letter of Credit Expiration Date applicable to Letters of Credit issued under the Revolving Credit Facility, to issue Letters of Credit for the account of the Borrower (provided, that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drafts under the Letters of Credit and (2) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit, if as of the date of such L/C Credit Extension the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment or the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if:
(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Restatement Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Restatement Date (for which such L/C Issuer is not otherwise compensated hereunder);
(B) subject to Section 2.03(b)(iii), the expiration date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiration date;
(C) the expiration date of such requested Letter of Credit would occur after applicable Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiration date; or
(D) the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer.

(iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
(iv) The Borrower, the Revolving Credit Lenders and the L/C Issuers acknowledge the issuance of the Existing Letters of Credit prior to the Restatement Date and agree that such Existing Letters of Credit are hereby deemed to be Letters of Credit issued hereunder.
(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.
(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 p.m. at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiration date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.
(ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Pro Rata Share of the Revolving Credit Facility times the amount of such Letter of Credit.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued; and, provided further, that no commercial Letter of Credit may be an Auto-Renewal Letter of Credit. Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiration date not later than the applicable Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent or any Revolving Credit Lender, as applicable, or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.
(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(v) Unless otherwise expressly agreed by the L/C Issuer and the Borrower at the time of issuance of a commercial Letter of Credit (including any such agreement applicable to an Existing Letter of Credit), the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit.
(vi) Effective with respect to the Existing Letters of Credit upon the occurrence of the Restatement Date, and otherwise effective immediately upon the issuance by an L/C Issuer in accordance with the terms and conditions of this Agreement, the applicable L/C Issuer shall be deemed to have sold and transferred to each Lender and each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Existing Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Pro Rata Share of the Revolving Credit Facility times the amount of such Letter of Credit.
(c) Drawings and Reimbursements; Funding of Participations.
(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof. On the Business Day on which the Borrower shall have received notice of any payment by an L/C Issuer under a Letter of Credit (or, if the Borrower shall have received such notice later than 10:00 a.m. on any Business Day, on the immediately following Business Day) (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent, or directly to the applicable L/C Issuer in the case of commercial Letters of Credit, in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans, in each case to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Eurocurrency Rate Loans or Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders and Revolving Credit Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii) Each Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of a Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.
(iii) With respect to any Unreimbursed Amount in respect of a Letter of Credit that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant L/C Issuer a L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute a L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
(iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.
(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.
(vii) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.
(viii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.
(d) Obligations Absolute. The obligation of the Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party or Guarantor may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;
(v) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations any Loan Party or Guarantor in respect of such Letter of Credit; or
(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party or Guarantor;
provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by such L/C Issuer’s gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.
(e) Role of L/C Issuers. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (iii) of this Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
(f) Cash Collateral. (i) If any Event of Default occurs and is continuing and the Administrative Agent or the Required Lenders, as applicable, require the Borrower to Cash Collateralize the L/C Obligations pursuant to Section 8.02(c) or (ii) an Event of Default set forth under Section 8.01(f) or (g) occurs and is continuing, then the Borrower shall Cash Collateralize then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m., New York City time, on (x) in the case of the immediately preceding clause (i), (1) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 Noon, New York City time, or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) or (g) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Revolving Credit Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at Administrative Agent (or another Lender to be agreed upon by the Borrower and the Administrative Agent) and may be invested in readily available Cash

Equivalents. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at Administrative Agent (or such other Lender) as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower. If such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral shall be refunded to the Borrower.
(g) Letter of Credit Fees.
The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date relating to Letters of Credit and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(h) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee (i) with respect to each commercial Letter of Credit issued by it, at the rate of 0.125%, computed on the amount of such Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Letter of Credit, at a rate separately agreed between the Borrower and such L/C Issuer, computed on the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit issued by it equal to 0.125% per annum of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such fronting fees described in clause (iii) shall be computed on a quarterly basis in arrears. Such fronting fees described in clause (iii) shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.
(i) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.
(j) Addition of an L/C Issuer.
Any Revolving Credit Lender and any Affiliate thereof may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and each such Revolving Credit Lender or Affiliate.
SECTION 2.04. Swing Line Loans.
(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day (other than the Restatement Date) until the Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of all Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect; provided further that, the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Swing Line Loans shall only be denominated in Dollars. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share of the Revolving Credit Facility times the amount of such Swing Line Loan. Notwithstanding anything to the contrary herein, the Swing Line Lender shall not be obligated to make any Swing Line Loans at a time when (i) there is a Defaulting Lender or (ii) if the Swing Line Lender, in its reasonable discretion, determines that there may be a risk of one or more Revolving Credit Lenders becoming a Defaulting Lender, unless, in either case, the Swing Line Lender has entered into arrangements satisfactory to it to eliminate the Swing Line Lender’s risk with respect to the relevant Lender(s), including by cash collateralizing such Lender’s Pro Rata Share of the Revolving Credit Exposure of the outstanding Swing Line Loans.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $25,000), and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (in writing) of the contents thereof. Unless the Swing Line Lender has received notice (in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.
(c) Refinancing of Swing Line Loans.
(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.
(iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
(iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.
(d) Repayment of Participations.
(i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.
(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.
(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each

Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.
(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
SECTION 2.05. Prepayments.
(a) Optional.
(i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty (except to the extent provided in Section 2.05(d) and Section 2.05(e)); provided that (1) such notice must be received by the Administrative Agent not later than 12:00 p.m. (New York, New York time) (A) two (2) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of (x) $2,500,000 or a whole multiple of $500,000 in excess thereof in the case of Term Loans; and (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Subject to the pro rata application within any Class of Loans, the Borrower may allocate each prepayment of the Loans pursuant to this Section 2.05(a) in its sole discretion among the Class or Classes of Loans as the Borrower may specify, subject only to the following limitations: the Borrower may not prepay any Post-Restatement Date Extended Loan of any Extension Series pursuant to this Section 2.05(a)(i) unless such prepayment is accompanied by at least a pro rata prepayment of loans of the existing class as to which such Post-Restatement Date Extended Loans were extended (or such existing class has otherwise been paid in full). For the avoidance of doubt, the Borrower may prepay loans of an existing Class without any requirement to prepay Post-Restatement Date Extended Loans that were extended from such existing Class.
(ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of

$100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. All Swing Line Loans shall be denominated in Dollars only.
(iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of Indebtedness, which refinancing shall not be consummated or shall otherwise be delayed.
(b) Mandatory.
(i) Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall cause to be prepaid an aggregate amount of Term Loans equal to (A) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the fiscal year ended December 31, 2008) minus (B) the sum of (i) all voluntary prepayments of Term Loans during such fiscal year and (ii) all voluntary prepayments of Revolving Credit Loans during such fiscal year to the extent the Revolving Credit Commitments are permanently reduced by the amount of such payments, in the case of each of the immediately preceding clauses (i) and (ii), to the extent such prepayments are not funded with the proceeds of Indebtedness; provided that (x) the ECF Percentage shall be 25% if the Total Leverage Ratio for the fiscal year covered by such financial statements was less than 5.50 to 1.00 and greater than or equal to 4.50 to 1.00 and (y) the ECF Percentage shall be 0% if the Total Leverage Ratio for the fiscal year covered by such financial statements was less than 4.50 to 1.00.
(ii) (A) If (x) the Borrower or any Restricted Subsidiary Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition to a Loan Party), (e), (f)(A), (g), (h), (k), (m), (n), (o) or (p)) or (y) any Casualty Event occurs, which in the aggregate results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Cash Proceeds, the Borrower shall cause to be prepaid on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds an aggregate amount of Term Loans equal to 100% of all such Net Cash Proceeds realized or received; provided that no such prepayment shall be required pursuant to this Section 2.05(b)(ii)(A) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(b)(ii)(B) (which notice may only be provided if no Event of Default has occurred and is then continuing), and no such prepayment shall be required under this Section 2.05(b)(ii)(A) if no Event of Default shall have occurred and be continuing and the Senior Secured Leverage Ratio is less than 3.25 to 1.00.
(B) With respect to any Net Cash Proceeds realized or received with respect to any Disposition (other than any Disposition specifically excluded from the application of Section 2.05(b)(ii)(A)) or any Casualty Event, at the option of the Borrower, the Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business within (x) fifteen (15) months following receipt of such Net Cash Proceeds or (y) if the Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within fifteen (15) months following receipt thereof, within the later of (1) fifteen (15) months following receipt thereof or (2) one hundred and eighty (180) days of the date of such legally binding commitment; provided that (i) so long as an Event of Default shall have occurred and be continuing, the Borrower shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower entered into at a time when no Event of Default is continuing) and (ii) if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 2.05.
(iii) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrower shall cause to be prepaid an aggregate amount of Term Loans equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds; provided that if the Borrower incurs or issues any Indebtedness consisting of Permitted Other Debt in compliance with the terms of this Agreement, including Section 7.01 and Section 7.03, then the Borrower shall prepay Term Loans on a dollar-for-dollar basis in connection with such Permitted Other Debt that has been incurred or issued or prepay Permitted Other Debt that was itself initially issued to refinance Term Loans on a dollar-for-dollar basis.
(iv) If for any reason the aggregate Revolving Credit Exposures at any time exceeds the aggregate Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans such aggregate Outstanding Amount exceeds the aggregate Revolving Credit Commitments then in effect.
(v) (X) Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied at the Borrower’s sole discretion subject to clause (vi) of this Section 2.05 and in direct order of maturity to repayments thereof required pursuant to Section 2.07(a); and (Y) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares subject to clause (vi) of this Section 2.05(b).
(vi) (A) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such

Appropriate Lender’s Pro Rata Share of the prepayment. Each Appropriate Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. (New York time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Term Loans. Any Declined Proceeds shall be retained by the Borrower (“Retained Declined Proceeds”).
(B) Subject to the pro rata application within any Class of Term Loans, the Borrower may allocate such prepayment in its sole discretion among the Class or Classes of Term Loans as the Borrower may specify, subject only to the following limitations: (x) the Borrower shall not allocate to Post-Restatement Date Extended Term Loans of any Term Extension Series any mandatory prepayment made pursuant to this Section 2.05(b), unless such prepayment is accompanied by at least a pro rata prepayment of Term Loans of the Existing Term Loan Class, if any, from which such Post-Restatement Date Extended Term Loans were extended (or such Term Loans of the Existing Term Loan Class have otherwise been paid in full) and (y) the Borrower may not allocate to Extended Initial Term Loans any mandatory prepayment pursuant to this Section 2.05(b) unless such prepayment is accompanied by at least a pro rata prepayment of Initial Term Loans.
Notwithstanding any other provisions of this Section 2.05(b), (i) to the extent that any of or all the Net Cash Proceeds of any Disposition by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.05(b)(ii) (a “Foreign Disposition”), the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”), or Excess Cash Flow are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05(b) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions reasonably required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.05(b) to the extent provided herein and (ii) to the extent that the Borrower has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Disposition, any Foreign Casualty Event or Excess Cash Flow would have a material adverse tax cost consequence with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary; provided that, in the case of this clause (ii), on or before the date on which any Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to this Section 2.05(b) (or such Excess Cash Flow would have been so required if it were Net Cash Proceeds), (x) the Borrower applies an amount equal to such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments as if such Net Cash Proceeds or Excess Cash Flow had been received by the Borrower rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Cash Proceeds or Excess Cash Flow had been repatriated (or, if less, the Net Cash Proceeds or Excess Cash Flow that would be calculated if received by such Foreign Subsidiary) or (y) such Net Cash Proceeds or Excess Cash Flow are applied to the repayment of Indebtedness of a Foreign Subsidiary.
(c) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.05.
Notwithstanding any of the other provisions of Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05, prior to the last day of the Interest Period therefor and less than three months are remaining in such Interest Period, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05.
(d) Any (i) amendment, amendment and restatement or other modification of this Agreement consummated on or prior to the first anniversary of the Restatement Date or (ii) voluntary prepayment of the Tranche E Term Loans consummated on or prior to the first anniversary of the Restatement Date with the proceeds of any other Indebtedness, including a substantially concurrent issuance or incurrence of new bank term loans under this Agreement (which voluntary prepayment shall be deemed to have occurred even if a portion of the Tranche E Term Loans are replaced, converted or re-evidenced with, into or by such new loans) the effect of which, in the case of either clause (i) or clause (ii), is to decrease the Applicable Rate (or otherwise decrease the interest rate) with respect to any of the Tranche E Term Loans (including by virtue of any such replacement, conversion or re-evidencing but excluding as a result of the Step-Down Condition being satisfied), shall be accompanied by a fee payable to the Tranche E Term Lenders (which shall include any Tranche E Term Lender that is repaid in connection with any such amendment, amendment and restatement or other modification) in an amount equal to 1.0% of the aggregate principal amount of such amended, amended and restated, modified or prepaid Tranche E Term Loans.

(e) Any (i) amendment, amendment and restatement or other modification of this Agreement consummated on or prior to the first anniversary of the Restatement Date or (ii) voluntary prepayment of the Extended Initial Term Loans consummated on or prior to the first anniversary of the Restatement Date with the proceeds of any other Indebtedness, including a substantially concurrent issuance or incurrence of new bank term loans under this Agreement (which voluntary prepayment shall be deemed to have occurred even if a portion of the Extended Initial Term Loans are replaced, converted or re-evidenced with, into or by such new loans) the effect of which, in the case of either clause (i) or clause (ii), is to decrease the Applicable Rate (or otherwise decrease the interest rate) with respect to any of the Extended Initial Term Loans (including by virtue of any such replacement, conversion or re-evidencing but excluding as a result of the Step-Down Condition being satisfied), shall be accompanied by a fee payable to the Extended Initial Term Lenders (which shall include any Extended Initial Term Lender that is repaid in connection with any such amendment, amendment and restatement or other modification) in an amount equal to 1.0% of the aggregate principal amount of such amended, amended and restated, modified or prepaid Extended Initial Term Loans.
SECTION 2.06. Termination or Reduction of Commitments.
(a) Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $500,000 or any whole multiple of $100,000 in excess thereof and (iii) if, after giving effect to any reduction of the Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the aggregate amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. The amount of any such Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of Indebtedness, which refinancing shall not be consummated or shall otherwise be delayed.
(b) Mandatory. The Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term Loans pursuant to Section 2.01(a). The Revolving Credit Commitments shall terminate on the applicable Maturity Date for each such Facility.
(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused portions of the Letter of Credit Sublimit, or the Swing Line Sublimit or the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination.

SECTION 2.07. Repayment of Loans.
(a) Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of (i) the Initial Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of September 2007, an aggregate amount equal to 0.25% of the aggregate amount of all Initial Term Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date; (ii) the Extending Initial Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2012, an aggregate amount equal to 0.25% of the aggregate amount of all Extended Initial Term Loans outstanding on the Restatement Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Extended Initial Term Loans, the aggregate principal amount of all Extended Initial Term Loans outstanding on such date; and (iii) the Tranche E Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2012, an aggregate amount equal to 0.25% of the aggregate amount of all Tranche E Term Loans outstanding on the Restatement Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Tranche E Term Loans, the aggregate principal amount of all Tranche E Term Loans outstanding on such date.
(b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all of its Revolving Credit Loans outstanding on such date.
(c) Swing Line Loans. The Borrower shall repay its Swing Line Loans on the earlier to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility.
(d) For the avoidance of doubt, all Loans shall be repaid, whether pursuant to this Section 2.07 or otherwise, in the currency in which they were made.
SECTION 2.08. Interest.
(a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate;

(ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans.
(b) The Borrower shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
(d) Interest on each Loan shall be payable in the currency in which each Loan was made.
SECTION 2.09. Fees. In addition to certain fees described in Sections 2.03(g) and (h):
(a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which the aggregate Revolving Credit Commitment exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations; provided that any commitment fee accrued with respect to any of the Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fees shall accrue at all times from the Restatement Date until the Maturity Date for the Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Restatement Date, and on the Maturity Date for the Revolving Credit Facility. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).
SECTION 2.10. Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of three hundred and sixty-five (365) days or three hundred and sixty-six (366) days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
SECTION 2.11. Evidence of Indebtedness.
(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
(b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.
SECTION 2.12. Payments Generally.
(a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.
(b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurocurrency Rate Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.
(c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:
(i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the

Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and
(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error.
(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.
(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative

Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.04. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties and Guarantors under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.
SECTION 2.13. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.
SECTION 2.14. Incremental Credit Extensions.
(a) The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (a) one or more additional tranches of term loans (the “Incremental Term Loans”) or (b) one or more increases in the amount of the Revolving Credit Commitments (each such increase, a “Revolving Commitment Increase”); provided that both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and at the time that any such Incremental Term Loan is made (and after giving effect thereto) no Default or Event of Default shall exist. Each tranche of Incremental Term Loans and each Revolving Commitment Increase shall be in an aggregate principal amount that is not less than $25,000,000 (provided that such amount may be less than $25,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans and the Revolving Commitment Increases shall not exceed $200,000,000 (the “Incremental Availability”); provided, that the Borrower may incur additional Incremental Term Loans hereunder and effect additional Revolving Commitment Increases hereunder (the “Incremental Acquisition Loans”), so long as, after giving effect to the incurrence of such Incremental Term Loan or borrowing under such Revolving Commitment Increase, the Senior Secured Incurrence Test (on a Pro Forma Basis) would be satisfied (it being understood that Incremental Acquisition Loans may be effected by the Borrower whether or not there is any unused Incremental Availability (subject to satisfaction of the Senior Secured Incurrence Test (on a Pro Forma Basis))); provided, further, that the Incremental Availability shall be reduced on a dollar-for-dollar basis by the aggregate amount of all Indebtedness incurred pursuant to Section 7.03(v). The Incremental Term Loans (a) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans, (b) shall not mature earlier than the Maturity Date with respect to the Term Loans, (c) shall be “Loans” hereunder and (d) shall be treated substantially the same as the Term Loans (in each case, including with respect to mandatory and voluntary prepayments); provided that (i) the terms and conditions applicable to Incremental Term Loans may be materially different from those of the Term Loans to the extent such differences are reasonably acceptable to the Administrative Agent and (ii) the interest rates and amortization schedule applicable to the Incremental Term Loans shall be determined by the Borrower and the lenders thereof. Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Revolving Commitment Increases. Incremental Term Loans may be made, and Revolving Commitment Increases may be provided, by any existing Lender or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”); provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental Term Loans or providing such Revolving Commitment Increases if, in the case of an existing Lender, such consent would be required under Section 10.07(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender. Commitments in respect of Incremental Term Loans and Revolving Commitment Increases shall become Commitments (or in the case of a Revolving Commitment Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by Holdings, the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section. The effectiveness of (and, in the case of any Incremental Amendment for an Incremental Term Loan, the borrowing under) any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Amendment) and such other conditions as the parties thereto shall agree. The Borrower will use the proceeds of the Incremental Term Loans and Revolving Commitment Increases for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans or Revolving Commitment Increases, unless it so agrees. Upon each increase in the Revolving Credit Commitments pursuant to this Section, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (b) if, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.
(b) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.
SECTION 2.15. Maturity Date Extensions for Revolving Credit Loans.
(a) The Borrower may at any time and from time to time request that all or a portion of the Revolving Credit Commitments and any previous extension of Post-Restatement Date Extended Revolving Credit Commitments existing at such time (each, an “Existing Revolving Credit Commitment” and any related Revolving Credit Loans then outstanding under any such facility, “Existing Revolving Credit Loans”) be converted into revolving credit commitments and revolving credit loans with a maturity date later than the then applicable

Maturity Date for such Existing Revolving Credit Loans (any such Existing Revolving Credit Commitments that are so extended, “Post-Restatement Date Extended Revolving Credit Commitments” and any Revolving Credit Loans outstanding thereunder, “Post-Restatement Date Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.15. Prior to entering into any Revolver Extension Agreement with respect to any Post-Restatement Date Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the applicable Revolving Credit Lenders) (a “Revolving Credit Extension Request”) setting forth the proposed terms of the Post-Restatement Date Extended Revolving Credit Commitments to be established thereunder, which terms shall be identical to those applicable to the Existing Revolving Credit Commitments from which they are to be extended (the “Specified Existing Revolving Credit Commitment Class”) except that (x) all or any of the final maturity dates of such Post-Restatement Date Extended Revolving Credit Commitments may be extended to dates beyond the Maturity Dates then applicable to the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, (y) the “all-in” pricing (including, without limitation, margins, fees and premiums) with respect to the Post-Restatement Date Extended Revolving Credit Commitments may be higher or lower than the “all-in” pricing (including, without limitation, margins, fees and premiums) for the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and (z) the revolving credit commitment fee rate with respect to the Post-Restatement Date Extended Revolving Credit Commitments may be higher or lower than the revolving credit commitment fee rate for Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, in each case, to the extent provided in the applicable Revolver Extension Agreement; provided that, notwithstanding anything to the contrary in this Section 2.15 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of the Post-Restatement Date Extended Revolving Credit Loans under any Post-Restatement Date Extended Revolving Credit Commitments shall be made on a pro rata basis with any borrowings and repayments of the Existing Revolving Credit Loans (the mechanics for which shall be implemented through the applicable Revolver Extension Agreement and may include technical changes related to the borrowing and repayment procedures of the Revolving Credit Facility), (2) assignments and participations of Post-Restatement Date Extended Revolving Credit Commitments and Post-Restatement Date Extended Revolving Credit Loans shall be governed by the assignment and participation provisions set forth in Section 10.07 and (3) no termination of Post-Restatement Date Extended Revolving Credit Commitments and no repayment of Post-Restatement Date Extended Revolving Credit Loans accompanied by a corresponding permanent reduction in Post-Restatement Date Extended Revolving Credit Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by at least a pro rata termination or permanent repayment (and corresponding pro rata permanent reduction), as applicable, of the Existing Revolving Credit Loans and Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class not extended pursuant to the terms of this Section 2.15(a) (or all Existing Revolving Credit Commitments of such Class and related Existing Revolving Credit Loans shall have otherwise been terminated and repaid in full). Any Post-Restatement Date Extended Revolving Credit Commitments of any Post-Restatement Date Extension Series shall constitute a separate class of revolving credit commitments (each, an “Existing Revolving Credit Commitment Class”) from Existing Revolving Credit

Commitments of the Specified Existing Revolving Credit Commitment Class and from any other Existing Revolving Credit Commitments (together with any other Post-Restatement Date Extended Revolving Credit Commitments so established on such date); provided that any Post-Restatement Date Extended Revolving Credit Commitments or Post-Restatement Date Extended Revolving Credit Loans extended may, to the extent provided in the applicable Revolver Extension Agreement, be designated as an increase to any previously established Post-Restatement Date Extension Series of Post-Restatement Date Extended Revolving Credit Commitments; provided, further that in no event shall there be more than four Classes of revolving credit commitments outstanding at any one time.
(b) Except as contemplated by the penultimate sentence of this Section 2.15(b), the Borrower shall provide a Revolving Credit Extension Request at least ten (10) Business Days prior to the date on which Lenders under the Existing Revolving Credit Commitment Class are requested to respond. Except as contemplated by the penultimate sentence of this Section 2.15(b), any Lender (an “Post-Restatement Date Extending Revolving Credit Lender”) wishing to have all or a portion of its Revolving Credit Commitments (or any earlier extended Post-Restatement Date Extended Revolving Credit Commitments) of an Existing Revolving Credit Commitment Class subject to such Revolving Credit Extension Request exchanged into Post-Restatement Date Extended Revolving Credit Commitments shall notify the Administrative Agent (an “Revolver Extension Election”) on or prior to the date specified in such Revolving Credit Extension Request of the amount of its Revolving Credit Commitments (and/or any earlier extended Post-Restatement Date Extended Revolving Credit Commitments) which it has elected to convert into Post-Restatement Date Extended Revolving Credit Commitments. In the event that the aggregate amount of Revolving Credit Commitments (and any earlier extended Post-Restatement Date Extended Revolving Credit Commitments) subject to Revolver Extension Elections exceeds the amount of Post-Restatement Date Extended Revolving Credit Commitments requested pursuant to the Revolving Credit Extension Request, Revolving Credit Commitments (and any earlier extended Post-Restatement Date Extended Revolving Credit Commitments) subject to Revolver Extension Elections shall be exchanged to Post-Restatement Date Extended Revolving Credit Commitments on a pro rata basis based on the amount of Revolving Credit Commitments (and any earlier extended Post-Restatement Date Extended Revolving Credit Commitments) included in each such Revolver Extension Election. Notwithstanding the foregoing, the Borrower shall be permitted to specify in the Revolving Credit Extension Request any Lender or Lenders as Post-Restatement Date Extending Revolving Credit Lenders (subject to the consent of such Lender or Lenders) and any Lenders not so specified in such Revolving Credit Extension Request shall not have the right to make an Revolver Extension Election with respect to such Revolving Credit Extension Request. Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Post-Restatement Date Extended Revolving Credit Commitment, such Post-Restatement Date Extended Revolving Credit Commitment shall be treated identically to all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class not so extended for purposes of the obligations of a Revolving Credit Lender in respect of Swing Line Loans under Section 2.04 and Letters of Credit under Section 2.03, except that the applicable Revolver Extension Agreement may provide that the Swing Line maturity date and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swing Line Loans and issue Letters of Credit may be continued and/or modified (pursuant to mechanics set forth in the applicable Revolver Extension Agreement) so long as the Swing Line Lender and/or the applicable L/C Issuer, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension).

(c) Post-Restatement Date Extended Revolving Credit Commitments shall be established pursuant to an amendment (an “Revolver Extension Agreement”) to this Agreement (which, except to the extent expressly contemplated by the next sentence of this Section 2.15(c) and notwithstanding anything to the contrary set forth in Section 10.01, shall not require the consent of any Lender other than the Post-Restatement Date Extending Revolving Credit Lenders with respect to the Post-Restatement Date Extended Revolving Credit Commitments established thereby) executed by the Loan Parties, the Administrative Agent and the Post-Restatement Date Extending Revolving Credit Lenders and shall be subject to the conditions precedent set forth in Section 4.02. Notwithstanding anything to the contrary in this Section 2.15 and without limiting the generality or applicability of Section 10.01 to any Section 2.15 Additional Agreements, any Revolver Extension Agreement may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.15 Additional Agreement”) to this Agreement and the other Loan Documents; provided that such Section 2.15 Additional Agreements do not become effective prior to the time that such Section 2.15 Additional Agreements have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of Revolving Commitment Increases provided for in any Incremental Amendment and (2) consents applicable to holders of any Post-Restatement Date Extended Revolving Credit Commitments provided for in any Revolver Extension Agreement) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Section 2.15 Additional Agreements to become effective in accordance with Section 10.01. It is understood and agreed that each Lender that has consented to this Agreement has consented and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this Section 2.15 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.15 Additional Agreement. In connection with any Revolver Extension Agreement, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent (i) as to the enforceability of such Revolver Extension Agreement, the Credit Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby (in the case of such other Loan Documents as contemplated by the immediately preceding sentence) and (ii) to the effect that such Revolver Extension Agreement, including without limitation, the Post-Restatement Date Extended Revolving Credit Commitments provided for therein, does not conflict with or violate the terms and provisions of Section 10.01 of this Agreement.
(d) This Section 2.15 supersedes any provision in Section 2.13 or Section 10.01 to the contrary.
SECTION 2.16. Maturity Date Extensions for Term Loans.
(a) The Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (an “Existing Term Loan Class”) be converted into term loans with a maturity date later than the then applicable Maturity Date (any such Term

Loans that are so extended, “Post-Restatement Date Extended Term Loans”) and to provide for other terms consistent with this Section 2.16. Prior to entering into any Term Extension Agreement, the Borrower shall provide written notice to the Administrative Agent (who shall provide a copy of such notice to each of the applicable Term Lenders) (a “Term Loan Extension Request”) setting forth the proposed terms of the Post-Restatement Date Extended Term Loans to be established thereunder, which terms shall be identical to the Term Loans of the Existing Term Loan Class from which they are to be extended except that (x) the scheduled final maturity date shall be extended to dates beyond the Maturity Dates then applicable to the Existing Term Loan Class and all or any of the scheduled amortization payments of all or a portion of any principal amount of such Post-Restatement Date Extended Term Loans may be delayed to later dates than the scheduled amortization of principal of the Term Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in Section 2.07 or in the Incremental Amendment, as the case may be, with respect to the Existing Term Loan Class from which such Post-Restatement Date Extended Term Loans were extended, in each case as more particularly set forth in Section 2.16(c) below), (y) the “all-in” pricing (including, without limitation, margins, fees and premiums) with respect to the Post-Restatement Date Extended Term Loans may be higher or lower than the “all-in” pricing (including, without limitation, margins, fees and premiums) for the Term Loans of such Existing Term Loan Class, in each case, to the extent provided in the applicable Term Extension Agreement and (z) the voluntary and mandatory prepayment rights of the Post-Restatement Date Extended Term Loans will be subject to the provisions set forth in Section 2.05. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class exchanged into Post-Restatement Date Extended Term Loans pursuant to any Term Loan Extension Request. Any Post-Restatement Date Extended Term Loans of any Term Extension Series shall constitute a separate class of Term Loans (each, a “Term Loan Class”) from the Existing Term Loan Class of Term Loans from which they were extended; provided that any Post-Restatement Date Extended Term Loans extended may, to the extent provided in the applicable Term Extension Agreement, be designated as an increase to any previously established Term Loan Class; provided that in no event shall there be more than eight Term Loan Classes outstanding at any time.
(b) The Borrower shall provide the applicable Term Loan Extension Request at least ten (10) Business Days prior to the date on which Lenders under the Existing Term Loan Class are requested to respond. Except as provided in the last sentence of this Section 2.16(b), any Lender (an “Post-Restatement Date Extending Term Lender”) wishing to have all or a portion of its Term Loans of an Existing Term Loan Class subject to such Term Loan Extension Request exchanged into Post-Restatement Date Extended Term Loans shall notify the Administrative Agent (an “Term Extension Election”) on or prior to the date specified in such Term Loan Extension Request of the amount of its Term Loans which it has elected to convert into Post-Restatement Date Extended Term Loans. In the event that the aggregate amount of Term Loans subject to Term Extension Elections exceeds the amount of Post-Restatement Date Extended Term Loans requested pursuant to the Term Loan Extension Request, Term Loans subject to Term Extension Elections shall be exchanged to Post-Restatement Date Extended Term Loans on a pro rata basis based on the amount of Term Loans included in each such Term Extension Election. Notwithstanding the foregoing, the Borrower shall be permitted to specify in the Term Loan Extension Request, any Lender or Lenders as Post-Restatement Date Extending Term Lenders (subject to the consent of such Lender or Lenders) and any Lenders not so specified in such Term Loan Extension Request shall not have the right to make a Term Extension Election with respect to such Term Loan Extension Request.

(c) Post-Restatement Date Extended Term Loans shall be established pursuant to an amendment (a “Term Extension Agreement”) to this Agreement (which, except to the extent expressly contemplated by the next sentence of this Section 2.16(c) and notwithstanding anything to the contrary set forth in Section 10.01, shall not require the consent of any Lender other than the Post-Restatement Date Extending Term Lenders with respect to the Post-Restatement Date Extended Term Loans established thereby) executed by the Loan Parties, the Administrative Agent and the Post-Restatement Date Extending Term Lenders and shall be subject to the conditions precedent set forth in Section 4.02. Notwithstanding anything to the contrary in this Section 2.16 and without limiting the generality or applicability of Section 10.01 to any Section 2.16 Additional Agreements, any Term Extension Agreement may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.16 Additional Agreement”) to this Agreement and the other Loan Documents; provided that such Section 2.16 Additional Agreements do not become effective prior to the time that such Section 2.16 Additional Agreements have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of Incremental Term Loans provided for in any Incremental Amendment and (2) consents applicable to holders of any Post-Restatement Date Extended Term Loans provided for in any Term Extension Agreement) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Section 2.16 Additional Agreements to become effective in accordance with Section 10.01. It is understood and agreed that each Lender that has consented to this Agreement has consented and shall at the effective time thereof be deemed to consent to each amendment in this Agreement and the other Loan Documents authorized by this Section 2.16 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.16 Additional Agreement. In connection with any Term Extension Agreement, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent (i) as to the enforceability of such Term Extension Agreement, the Credit Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby (in the case of such other Loan Documents as contemplated by the immediately preceding sentence) and (ii) to the effect that such Term Extension Agreement, including without limitation, the Post-Restatement Date Extended Term Loans provided for therein, does not conflict with or violate the terms and provisions of Section 10.01 of this Agreement.
SECTION 2.17. Refinancing Amendments.
(a) On one or more occasions after the Restatement Date, the Borrower may obtain, from any Lender or any Additional Refinancing Lender, Indebtedness to refinance or replace on a dollar-for-dollar basis all or any portion of the Term Loans or the Revolving Credit Loans (or unused Revolving Credit Commitments) then outstanding under this Agreement (which for all purposes of this clause (a) will be deemed to include any then outstanding Other Term Loans, Incremental Term Loans, Other Revolving Credit Commitments or Other Revolving Credit Loans), in the form of Other Term Loans, Other Term Loan Commitments,

Other Revolving Credit Commitments, or Other Revolving Credit Loans pursuant to a Refinancing Amendment; provided that notwithstanding anything to the contrary in this Section 2.17 or otherwise, (i) the Other Term Loans and Other Revolving Credit Loans shall rank pari passu in right of payment and of security with the Term Loans and Revolving Credit Loans, respectively, (ii) the Other Term Loans shall not mature earlier than the Maturity Date with respect to the Term Loans being refinanced and shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Term Loans being refinanced and (iii) the other terms and conditions of such Other Term Loan Commitments, Other Term Loans, Other Revolving Credit Commitments and Other Revolving Credit Loans (excluding pricing, fees, rate floors and optional prepayment terms) shall, taken as a whole, not be materially more favorable to the lenders providing such Other Term Loan Commitments, Other Term Loans, Other Revolving Credit Commitments and Other Revolving Credit Loans, as applicable, than, those applicable to the Term Loans or Revolving Credit Commitments being refinanced (except for covenants or other provisions applicable only to periods after the Latest Maturity Date). For the avoidance of doubt, Indebtedness incurred pursuant to Section 7.03(y) shall not be incurred pursuant to a Refinancing Amendment.
(b) The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents (which may be on a post-closing basis if agreed to by the Administrative Agent in its sole discretion) as may be reasonably requested by the Administrative Agent in order to ensure that such Indebtedness is provided with the benefit of the applicable Loan Documents.
(c) Each issuance of Indebtedness under Section 2.17(a) shall be in an aggregate principal amount that is (x) not less than $10,000,000 and (y) an integral multiple of $1,000,000 in excess thereof.
(d) Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Refinancing Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Indebtedness incurred pursuant thereto and (ii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the third paragraph of Section 10.01 (without the consent of the Required Lenders called for therein) and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.17, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment.
(e) The Borrower may approach any Lender or any other Person (subject to the consent of such Lender or Person in such Lender or Person’s sole discretion) that would be a permitted Assignee pursuant to Section 10.07 to provide all or a portion of the Other Term Loan

Commitments, Other Term Loans, Other Revolving Credit Commitments or Other Revolving Credit Loans and any other Lender not so approached by the Borrower, shall not have the right to make such loans or provide such commitments.
ARTICLE III
Taxes, Increased Costs Protection and Illegality
SECTION 3.01. Taxes.
(a) Except as provided in this Section 3.01, any and all payments by or on behalf of the Borrower (the term the Borrower under Article III being deemed to include any Subsidiary for whose account a Letter of Credit is issued) or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, excluding, (x) in the case of each Agent and each Lender, net income taxes (including branch profits taxes), and franchise (and similar) taxes imposed on it in lieu of net income taxes, by the jurisdiction (or any political subdivision thereof) under the Laws of which such Agent or such Lender, as the case may be, is organized or maintains a Lending Office, and all liabilities (including additions to tax, penalties and interest) with respect thereto and (y) any U.S. federal withholding tax imposed under FATCA (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Taxes”). If any Taxes or Other Taxes are required by law to be deducted or withheld from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) the sum payable by the Borrower or any Guarantor shall be increased as necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make or cause to be made such deductions, (iii) the Borrower shall pay or cause to be paid the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), the Borrower shall furnish or cause to be furnished to such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent. If the Borrower fails to remit to any Agent or any Lender the required receipts or other required documentary evidence (to the extent such information is reasonably available to the Borrower), the Borrower shall indemnify such Agent and such Lender for any incremental taxes, interest or penalties that may become payable by such Agent or such Lender arising out of such failure.
(b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes or charges or similar levies which arise from any payment made under any Loan

Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document excluding, in each case, such amounts that result from an Assignment and Assumption, grant of a Participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document, except to the extent that any such change is requested or required in writing by the Borrower (all such non-excluded taxes described in this Section 3.01(b) being hereinafter referred to as “Other Taxes”).
(c) The Borrower agrees to indemnify each Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable and paid under this Section 3.01) payable by such Agent and such Lender and (ii) any reasonable expenses arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided such Agent or Lender, as the case may be, provides the Borrower with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts. Payment under this Section 3.01(c) shall be made within ten (10) days after the date such Lender or such Agent makes a demand therefor.
(d) The Borrower shall not be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Lender or Agent, as the case may be, to the extent that such Lender or such Agent becomes subject to Taxes subsequent to the Closing Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) as a result of a change in the place of organization or place of doing business of such Lender or Agent or a change in the lending office of such Lender, except to the extent that any such change is requested or required in writing by the Borrower (and provided that nothing in this clause (d) shall be construed as relieving the Borrower from any obligation to make such payments or indemnification in the event of a change in lending office or place of organization that precedes a change in Law to the extent such Taxes result from a change in Law).
(e) Notwithstanding anything else herein to the contrary, if a Lender or an Agent is subject to U.S. federal withholding tax at a rate in excess of zero percent at the time such Lender or such Agent, as the case may be, first becomes a party to this Agreement, U.S. federal withholding tax (including additions to tax, penalties and interest imposed with respect to such U.S. federal withholding tax which is excluded from Taxes under this clause (e)) at such rate shall be considered excluded from Taxes unless such Lender or Agent, as the case may be, is subject to a lesser rate of withholding and provides the appropriate forms certifying that a lesser rate applies, whereupon U.S. federal withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms for which such lesser rate applies; provided that, if at the date of the Assignment and Acceptance pursuant to which a Lender becomes a party to this Agreement, the Lender’s assignor was entitled to payments under clause (a) of this Section 3.01 in respect of U.S. federal withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include the U.S. federal withholding tax, if any, applicable with respect to such Lender on such date.
(f) If any Lender or Agent determines, in its reasonable discretion, that it is entitled to receive a refund in respect of any Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by the Borrower pursuant to this Section 3.01, it shall use its reasonable best efforts to receive such refund and upon receipt of any such refund shall promptly remit such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 3.01 with respect to the Taxes or Other Taxes giving rise to such refund plus any interest included in such refund by the relevant taxing authority attributable thereto) to the Borrower, net of all reasonable out-of-pocket expenses of the Lender or Agent, as the case may be and without interest (other than any interest paid by the relevant taxing authority with respect to such refund); provided that the Borrower, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Lender or Agent, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential). Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to make available its tax returns or disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender or Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent or any Lender be required to pay any amount to the Borrower pursuant to this paragraph (f) the payment of which would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.
(g) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (c) with respect to such Lender it will, if requested by the Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions) to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the sole judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.01(g) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.01(a) or (c).
SECTION 3.02. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loans to Eurocurrency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency

Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.
SECTION 3.03. Inability to Determine Rates. If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and the Interest Period of such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.
SECTION 3.04. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.
(a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the Closing Date, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes covered by Section 3.01, (ii) the imposition of, or any change in the rate of, any taxes payable by such Lender, or (iii) reserve requirements contemplated by Section 3.04(c)), then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. For the avoidance of doubt, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to

Basel III, shall in each case be deemed to be a “change in Law” with respect to this clause (a) and Section 3.04(b) below, regardless of the date enacted, adopted, issued or implemented; provided that the increased costs associated with a change in Law based on the foregoing may only be imposed to the extent the applicable Lender imposes the same charges on other similarly situated borrowers under comparable facilities.
(b) If any Lender determines that the introduction of any Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the Closing Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand.
(c) The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan; provided the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.
(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to Section 3.04(a), (b) or (c) for any such increased cost or reduction incurred more than one hundred and eighty (180) days prior to the date that such Lender demands, or notifies the Borrower of its intention to demand, compensation therefor; provided further that, if the circumstance giving rise to such increased cost or reduction is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
(e) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d).
SECTION 3.05. Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a) (i) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan;
(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or
(c) any replacement of a Lender made pursuant to Section 3.07(a), excluding Section 3.07(a)(ii);
including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.
For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.
SECTION 3.06. Matters Applicable to All Requests for Compensation.
(a) Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.
(b) With respect to any Lender’s claim for compensation under Sections 3.01, 3.02, 3.03 or 3.04, no the Borrower shall be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurocurrency Rate Loans, or to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.
(c) If the obligation of any Lender to make or continue from one Interest Period to another any Eurocurrency Rate Loan, or to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s Eurocurrency Rate Loans shall be automatically converted into Base Rate Loans on the last day(s) of then current Interest Period(s) for such Eurocurrency Rate Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist:
(i) to the extent that such Lender’s Eurocurrency Rate Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurocurrency Rate Loans shall be applied instead to its Base Rate Loans; and
(ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurocurrency Rate Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurocurrency Rate Loans shall remain as Base Rate Loans.
(d) If any Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.
SECTION 3.07. Replacement of Lenders under Certain Circumstances.
(a) If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make Eurocurrency Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement (or, with respect to clause (iii) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided further that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents.
(b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such assignment and assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.
(c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.
(d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.”

SECTION 3.08. Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.
ARTICLE IV
Conditions Precedent to Credit Extensions
SECTION 4.01. Conditions of Initial Credit Extension. The obligation of each Lender to make its initial Credit Extension hereunder on the Closing Date was subject to satisfaction of the following conditions precedent except as otherwise agreed between the Borrower and the Administrative Agent:
(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party or Guarantor, as applicable, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i) executed counterparts of this Agreement and each Guaranty;
(ii) a Note executed by the Borrower in favor of each Lender that has requested a Note at least two Business Days in advance of the Closing Date;
(iii) the Security Agreement and each Collateral Document set forth on Schedule 1.01A required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party or Guarantor, as applicable, thereto, together with:
(A) certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank,
(B) to the extent required under the Collateral and Guarantee Requirement, opinions of local counsel for the Loan Parties in states in which the Mortgaged Properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and
(C) evidence that all other actions, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party and each Guarantor as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party or such Guarantor is a party or is to be a party on the Closing Date;
(v) an opinion from Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties substantially in the form of Exhibit H;
(vi) a certificate signed by a Responsible Officer of the Borrower certifying that since December 31, 2006, there has been no Closing Date Material Adverse Effect;
(vii) a certificate attesting to the Solvency of the Loan Parties (taken as a whole) on the Closing Date after giving effect to the Transaction, from the Chief Financial Officer of the Borrower;
(viii) evidence that all insurance (including title insurance) required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as loss payee and additional insured under each insurance policy with respect to such insurance as to which the Administrative Agent shall have requested to be so named;
(ix) certified copies of the Merger Agreement, duly executed by the parties thereto, together with all material agreements, instruments and other documents delivered in connection therewith as the Administrative Agent shall reasonably request, each including certification by a Responsible Officer of the Borrower that such documents are in full force and effect as of the Closing Date;
(x) a Committed Loan Notice or Letter of Credit Application, as applicable, relating to the initial Credit Extension;
(xi) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Collateral Agent with respect to the Loan Parties; and
(xii) a Lender Addendum executed and delivered by each Lender and accepted by the Borrower.
(b) All fees and expenses required to be paid hereunder and invoiced on or before the Closing Date shall have been paid in full in cash.
(c) Prior to or substantially simultaneously with the initial Credit Extension, (i) the Equity Contribution shall have been funded in full in cash; (ii) the Borrower shall have received (whether directly as a result of the Equity Contribution or as a result of an equity contribution by Holdings) cash proceeds from the Equity Contribution in an aggregate amount equal to at least 18% of the aggregate pro forma capitalization of the Borrower on the Closing Date; and (iii) the Merger shall be consummated in accordance with the terms of the Merger Agreement (without giving effect to any amendments or waivers thereto that are materially adverse to the Lenders without the reasonable consent of the Agents) and in compliance with applicable material Laws.
(d) Prior to or substantially simultaneously with the initial Credit Extensions, the Borrower shall have received at least $575,000,000 in gross cash proceeds from the issuance of the High Yield Notes.
(e) Prior to or simultaneously with the initial Credit Extensions, the Borrower shall have terminated the Existing Credit Agreement and any other existing indebtedness of PFGI (other than Indebtedness set forth on Schedule 7.03(c)), the Consent Solicitation shall have been effected and the supplemental indenture amending the indenture governing the Existing Notes contemplated thereby shall have been executed and delivered by the trustee thereunder and each other party thereto, and the Borrower shall have taken all other necessary actions such that, after giving effect to the Transaction, (i) Holdings and its Subsidiaries shall have outstanding no Indebtedness or preferred Equity Interests other than (A) the Loans and L/C Obligations, (B) the High Yield Notes, (C) Indebtedness listed on Schedule 7.03(c) and (D) Existing Notes not tendered in connection with the Tender Offer and (ii) the Borrower shall have outstanding no Equity Interests (or securities convertible into or exchangeable for Equity Interests or rights or options to acquire Equity Interests) other than common stock owned by Holdings and preferred stock owned by Holdings, with terms and conditions reasonably acceptable to the Initial Arrangers to the extent material to the interests of the Lenders.
(f) The Administrative Agent shall have received (i) the Audited Financial Statements and the audit report for such financial statements (which shall not be subject to any qualification) and (ii) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of PFGI and its Subsidiaries for each subsequent fiscal quarter ended at least forty-five (45) days before the Closing Date (the “Unaudited Financial Statements”), which financial statements shall be prepared in accordance with GAAP.
(g) The Initial Arrangers shall have received all documentation and other information reasonably requested in writing by them in order to allow the Initial Arrangers and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 4.02. Conditions to All Credit Extensions, Revolver Extension Agreements and Term Extension Agreements. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans), Revolver Extension Agreement or Term Extension Agreement, as applicable, is subject to the following conditions precedent:
(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document (except, in the case of the initial Credit Extensions, the representations contained in Sections 5.03, 5.05, 5.06, 5.07, 5.08, 5.09, 5.10, 5.11, 5.12, 5.14, 5.15 and 5.16 and in any other Loan Document) shall be true and correct in all material respects on and as of the date of such Credit Extension, Revolver Extension Agreement or Term Extension Agreement, as applicable; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(b) Except in the case of the initial Credit Extensions, no Default shall exist, or would result from such proposed Credit Extension, Revolver Extension Agreement or Term Extension Agreement, as applicable, or from the application of the proceeds therefrom.
(c) With respect to any Credit Extension, the Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.
Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans), Revolving Credit Extension Request or Term Loan Extension Request, as applicable, submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.
ARTICLE V
Representations and Warranties
The Borrower represents and warrants to the Agents and the Lenders that:
SECTION 5.01. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01), or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b)(i), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
SECTION 5.03. Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.
SECTION 5.04. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party and each Guarantor that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party or Guarantor, as the case may be, enforceable against each Loan Party and each Guarantor that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 5.05. Financial Statements; No Material Adverse Effect.
(a) (i) The Audited Financial Statements and the Unaudited Financial Statements fairly present in all material respects the financial condition of PFGI and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein. During the period from December 31, 2006 to and including the Closing Date, there has been (i) no sale, transfer or other disposition by PFGI or any of its Subsidiaries of any material part of the business or property of PFGI or any of its Subsidiaries, taken as a whole and (ii) no purchase or other acquisition by PFGI or any of its Subsidiaries of any business or property (including any Equity Interests of any other Person) material in relation to the consolidated financial condition of PFGI and its Subsidiaries taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto or has not otherwise been disclosed in writing to the Administrative Agent prior to the Closing Date.
(ii) The unaudited pro forma consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2006 (including the notes thereto) (the “Pro Forma Balance Sheet”) and the unaudited pro forma consolidated statement of operations of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2006 (together with the Pro Forma Balance Sheet, the “Pro Forma Financial Statements”), copies of which have heretofore been furnished to the Administrative Agent, have been prepared giving effect (as if such events had occurred on such date or at the beginning of such periods, as the case may be) to the Transaction, each material acquisition by the Borrower or any of its Subsidiaries consummated after December 31, 2006 and prior to the Closing Date and all other transactions that would be required to be given pro forma effect by Regulation S-X promulgated under the Exchange Act (including other adjustments consistent with the definition of Pro Forma Adjustment or as otherwise agreed between the Borrower and the Arrangers). The Pro Forma Financial Statements have been prepared in good faith, based on assumptions believed by the Borrower to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of the Borrower and its Subsidiaries as at December 31, 2006 and their estimated results of operations for the periods covered thereby, assuming that the events specified in the preceding sentence had actually occurred at such date or at the beginning of the periods covered thereby.
(b) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(c) The forecasts of consolidated balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries for each fiscal year ending after the Closing Date until the seventh anniversary of the Closing Date, copies of which have been furnished to the Administrative Agent prior to the Closing Date in a form reasonably satisfactory to it, have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such forecasts, it being understood that actual results may vary from such forecasts and that such variations may be material.
(d) As of the Closing Date, neither the Borrower nor any Subsidiary has any Indebtedness or other obligations or liabilities, direct or contingent (other than (i) the liabilities reflected on Schedule 5.05, (ii) obligations arising under this Agreement and (iii) liabilities incurred in the ordinary course of business) that, either individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

SECTION 5.06. Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
SECTION 5.07. No Default. Neither the Borrower nor any Subsidiary is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
SECTION 5.08. Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
SECTION 5.09. Environmental Compliance.
(a) There are no pending or, to the knowledge of the Borrower, threatened claims, actions, suits, or proceedings alleging potential liability or responsibility for violation of, or otherwise relating to, any Environmental Law that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the knowledge of the Borrower, (i) there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned, leased or operated by any Loan Party or any of its Subsidiaries or on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; (ii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and (iii) Hazardous Materials have not been released, discharged or disposed of by any Person on any property currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries and Hazardous Materials have not otherwise been released, discharged or disposed of by any of the Loan Parties and their Subsidiaries at any other location.

(c) To the knowledge of the Borrower, the properties currently or formerly owned, leased or operated by the Borrower and the Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, (ii) require remedial action under, or (iii) could give rise to liability under, Environmental Laws, which violations, remedial actions and liabilities, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
(d) Neither the Borrower nor any of its Subsidiaries is undertaking, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for such investigation or assessment or remedial or response action that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(e) To the knowledge of the Borrower, all Hazardous Materials transported by or on behalf of any Loan Party or any of its Subsidiaries from any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries for off-site disposal have been disposed of in a manner not reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect.
(f) Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, none of the Loan Parties and their Subsidiaries has contractually assumed any liability or obligation under or relating to any Environmental Law.
(g) Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, the Loan Parties and each of their Subsidiaries and their respective businesses, operations and properties are and have been in compliance with all Environmental Laws.
SECTION 5.10. Taxes. Except as set forth in Schedule 5.10 or except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Borrower and its Subsidiaries have timely filed all Federal and state and other tax returns and reports required to be filed, and have timely paid all Federal and state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.
SECTION 5.11. ERISA Compliance.
(a) Except as set forth in Schedule 5.11(a) or as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance in with the applicable provisions of ERISA, the Code and other Federal or state Laws.

(b) (i) No ERISA Event has occurred; (ii) no Pension Plan has an “accumulated funding deficiency” (as defined in Section 412 of the Code), whether or not waived and, on and after the effectiveness of the Pension Act, no Pension Plan has failed to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 et seq. or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(b), as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(c) Except where noncompliance would not reasonably be expected to result in a Material Adverse Effect, each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, and neither a Loan Party nor any Subsidiary have incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. Except as would not reasonably be expected to result in a Material Adverse Effect, the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan which is funded, determined as of the end of the most recently ended fiscal year of a Loan Party or Subsidiary (based on the actuarial assumptions used for purposes of the applicable jurisdiction’s financial reporting requirements), did not exceed the current value of the assets of such Foreign Plan, and for each Foreign Plan which is not funded, the obligations of such Foreign Plan are properly accrued.
SECTION 5.12. Subsidiaries; Equity Interests. As of the Closing Date, neither the Borrower nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests in the Borrower and the Material Subsidiaries have been validly issued, are fully paid and nonassessable and all Equity Interests owned by Holdings or any other Loan Party are owned free and clear of all Liens except (i) those created under the Collateral Documents and (ii) any nonconsensual Lien that is permitted under Section 7.01. As of the Closing Date, Schedule 5.12 (a) sets forth the name and jurisdiction of each Subsidiary, Schedule 5.12(b) sets forth the ownership interest of Holdings, the Borrower and any of their Subsidiaries in each of their Subsidiaries, including the percentage of such ownership and Schedule 5.12 (c) identifies each Person the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement.

SECTION 5.13. Margin Regulations; Investment Company Act.
(a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U.
(b) None of the Borrower, any Person Controlling the Borrower or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
SECTION 5.14. Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information and pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.
SECTION 5.15. Intellectual Property; Licenses, Etc. To the knowledge of the Borrower, each of the Loan Parties and their Subsidiaries own, license or possess the right to use, all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, technology, software, know-how database rights, design rights, trade secrets, and other intellectual property rights including any applications or registrations relating thereto (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses as currently conducted, and, without conflict with the rights of any Person, except to the extent such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, no such IP Rights infringe upon any rights held by any Person except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any such IP Rights, is pending or, to the knowledge of the Borrower, threatened against any Loan Party or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
SECTION 5.16. Solvency. On the Closing Date after giving effect to the Transaction the Loan Parties, on a consolidated basis, are Solvent.

SECTION 5.17. Subordination of Junior Financing. The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documentation.
SECTION 5.18. Patriot Act. To the extent applicable, each Loan Party and each Subsidiary of each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
ARTICLE VI
Affirmative Covenants
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each Restricted Subsidiary to:
SECTION 6.01. Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender:
(a) as soon as available, but in any event within one hundred and twenty (120) days after the end of the 2007 fiscal year and within ninety (90) days after the end of each fiscal year of the Borrower, beginning with the 2008 fiscal year a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;
(b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended on or about June 30, 2007), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes;
(c) as soon as available, and in any event no later than ninety (90) days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and
(d) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.
Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of the Borrower that holds all of the Equity Interests of the Borrower or (B) the Borrower’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of the Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Borrower (or such parent), on the one hand, and the information relating to the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

SECTION 6.02. Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender:
(a) no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower, setting forth, among other things, computations in reasonable detail demonstrating compliance with the covenant contained in Section 7.14;
(b) with respect to the Borrower, promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which any Loan Party files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;
(c) promptly after the furnishing thereof, copies of any material requests or material notices received by any Loan Party (other than in the ordinary course of business) or material statements or material reports furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries having an aggregate outstanding principal amount greater than the Threshold Amount or pursuant to the terms of any High Yield Notes Documentation or Junior Financing Documentation, in each case, so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02;
(d) together with the delivery of the financial statements pursuant to Section 6.01(a) and each Compliance Certificate pursuant to Section 6.02(a), (i) a report setting forth the information required by Section 3.03(c) of the Security Agreement or confirming that there has been no change in such information since the Closing Date or the date of the last such report, (ii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) and (iii) a list of each Subsidiary that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date or the date of the last such list;
(e) (i) promptly following any request by a Lender therefor, on and after the effectiveness of the Pension Act, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower and any of its ERISA Affiliates have received with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower or any of its ERISA Affiliates have received with respect to any Plan or Multiemployer Plan; provided that if the Borrower or any of its ERISA Affiliates have not received such documents or notices from the administrator or sponsor of the applicable Plan or Multiemployer Plan, the Borrower or its ERISA Affiliates shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and
(f) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.
Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.
SECTION 6.03. Notices. Promptly after obtaining actual knowledge thereof, notify the Administrative Agent:
(a) of the occurrence of any Default; and
(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including such matters arising out of or resulting from (i) breach or non-performance of, or any default or event of default under, a Contractual Obligation of any Loan Party or any Subsidiary, (ii) any dispute, litigation, investigation or proceeding between any Loan Party or any Subsidiary and any Governmental Authority, (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights or the assertion or occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit, or (iv) the occurrence of any ERISA Event.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.
SECTION 6.04. Payment of Obligations. Pay, discharge or otherwise satisfy as the same shall become due and payable, all its obligations and liabilities in respect of taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent the failure to pay or discharge the same could not reasonably be expected to have a Material Adverse Effect.
SECTION 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05 and (b) take all reasonable action to maintain all rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except (i) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 7.04 or 7.05.
SECTION 6.06. Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice.
SECTION 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons.
SECTION 6.08. Compliance with Laws. Comply in all respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, other than such orders, writs, injunctions and decrees as to which an appeal has been timely and properly taken in good faith, except if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

SECTION 6.09. Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.
SECTION 6.10. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than the records of the Board of Directors of such Loan Party or such Subsidiary) and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower or any Restricted Subsidiary will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.
SECTION 6.11. Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:
(a) upon the formation or acquisition of any new direct or indirect wholly owned Subsidiary (in each case, other than an Unrestricted Subsidiary or an Excluded Subsidiary) by any Loan Party, the designation in accordance with Section 6.14 of any existing direct or indirect wholly owned Subsidiary as a Restricted Subsidiary or any Subsidiary becoming a Material Subsidiary:
(i) within forty five (45) days after such formation, acquisition or designation or such longer period as the Administrative Agent may agree in its discretion:
(A) cause each such Domestic Subsidiary that is required to become a Guarantor under the Collateral and Guarantee Requirement to furnish to the Administrative Agent a description of the Material Real Properties owned by such Restricted Subsidiary in detail reasonably satisfactory to the Administrative Agent;

(B) cause each such Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent or the Collateral Agent (as appropriate) the Guaranty, Mortgages, Security Agreement Supplements, Intellectual Property Security Agreements and other security agreements and documents (including, with respect to Mortgages, the documents listed in Section 6.13(b)), as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Mortgages, Security Agreement, Intellectual Property Security Agreements and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement;
(C) cause each such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law) and instruments evidencing the intercompany Indebtedness held by such Restricted Subsidiary and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Collateral Agent;
(D) take and cause such Restricted Subsidiary and each direct or indirect parent of such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including, in the case of Domestic Subsidiaries, the recording of Mortgages, the filing of Uniform Commercial Code financing statements and delivery of stock and membership interest certificates) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law),
(ii) within thirty (30) days after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its sole discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request, and
(iii) as promptly as practicable after the request therefor by the Administrative Agent, deliver to the Administrative Agent with respect to each Material Real Property, any existing title reports, surveys or environmental assessment reports.
(b) (i) the Borrower shall obtain the security interests and Guarantees set forth on Schedule 1.01A on or prior to the dates corresponding to such security interests and Guarantees set forth on Schedule 1.01A; and
(ii) after the Closing Date, promptly after the acquisition of any Material Real Property by any Loan Party, and if such Material Real Property shall not already be subject to a perfected Lien pursuant to the Collateral and Guarantee Requirement, the Borrower shall give notice thereof to the Administrative Agent and promptly thereafter shall cause such real property to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in Section 6.13(b).
SECTION 6.12. Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and take commercially reasonable actions to cause any lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and, (c) in each case to the extent required by applicable Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all applicable Environmental Laws.
SECTION 6.13. Further Assurances.
(a) Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents.

(b) In the case of any Material Real Property, provide the Administrative Agent with Mortgages with respect to such owned real property within thirty (30) days (or such longer period as the Administrative Agent may agree in its sole discretion) of the acquisition of, or, if requested by the Administrative Agent, entry into, or renewal of, a ground lease in respect of, such real property in each case together with:
(i) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Administrative Agent or the Collateral Agent (as appropriate) for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;
(ii) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements and in amount, reasonably acceptable to the Administrative Agent (not to exceed the value of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the Mortgages to be valid subsisting Liens on the property described therein, free and clear of all defects and encumbrances, subject to Liens permitted by Section 7.01, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents) and such coinsurance and direct access reinsurance as the Administrative Agent may reasonably request;
(iii) opinions of local counsel for the Loan Parties in states in which the real properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and
(iv) such other evidence that all other actions that the Administrative Agent may reasonably deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken.
SECTION 6.14. Designation of Subsidiaries. The board of directors of the Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) other than for purposes of designating a Restricted Subsidiary as an Unrestricted Subsidiary that is a Securitization Subsidiary in connection with the establishment of a Qualified Securitization Financing, immediately after giving effect to such designation, the Borrower shall be in compliance with the Senior Secured Leverage Test (calculated on a Pro Forma Basis) (and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating satisfaction of such test) and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of the High Yield Notes or any Junior Financing, as applicable. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the net book value of the Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.
ARTICLE VII
Negative Covenants
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly:
SECTION 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
(a) Liens pursuant to any Loan Document;
(b) Liens existing on the Closing Date and listed on Schedule 7.01(b);
(c) Liens for taxes, assessments or governmental charges which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP;
(d) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Lien or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the Borrower or the applicable Restricted Subsidiary, as the case may be, to the extent required in accordance with GAAP;
(e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Restricted Subsidiary;

(f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;
(g) easements, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Borrower or any Material Subsidiary and any exception on the title polices issued in connection with the Mortgaged Property;
(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);
(i) (x) Liens securing Indebtedness permitted under Section 7.03(f); provided that (i) such Liens attach concurrently with or within two hundred and seventy (270) days after the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender and (y) Liens on assets of Restricted Subsidiaries that are not Loan Parties securing Indebtedness permitted pursuant to Section 7.03(o);
(j) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or any material Subsidiary, taken as a whole, or (ii) secure any Indebtedness;
(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry;

(m) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(j) or (o) to be applied against the purchase price for such Investment and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;
(n) Liens on property of any Foreign Subsidiary securing Indebtedness incurred pursuant to Section 7.03(i) or Section 7.03(w) in an aggregate amount outstanding not exceeding $50,000,000;
(o) Liens securing Indebtedness incurred pursuant to Section 7.03(h);
(p) Liens in favor of the Borrower or a Restricted Subsidiary securing Indebtedness permitted under Section 7.03(e) other than Indebtedness owed to a Person that is not a Loan Party;
(q) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary) and the replacement, extension or renewal of any Lien permitted by this clause (q) upon or in the same property previously subject thereto in connection with the replacement, extension or renewal (without increase in the amount or any change in any direct or contingent obligor) of the amount or value secured thereby; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(f) or (h);
(r) any interest or title of a lessor under leases entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;
(s) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;
(t) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes;

(u) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business;
(v) Liens solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;
(w) [Reserved];
(x) ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located;
(y) Liens arising from precautionary Uniform Commercial Code financing statement filings;
(z) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;
(aa) Liens on the Collateral (but not any other assets) securing Indebtedness under a Second Lien Facility or Permitted Other Debt (or any Permitted Refinancing in respect thereof); provided such Liens are subject to a First Lien Intercreditor Agreement or a Second Lien Intercreditor Agreement, as applicable (or, in the case of any Permitted Refinancing thereof, another intercreditor agreement containing terms that are at least as favorable to the Secured Parties as those contained in the Second Lien Intercreditor Agreement);
(bb) Liens on the Securitization Assets arising in connection with a Qualified Securitization Financing;
(cc) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower or any Material Subsidiary;
(dd) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;
(ee) Liens securing letters of credit in a currency other than Dollars permitted under Section 7.03(q) in an aggregate amount not to exceed $15,000,000 at any time outstanding;

(ff) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (i), (q) and (aa) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property (x) covered by such Lien or (y) financed by Indebtedness permitted under Section 7.03(c)(1), (f) (h) or (v), as applicable, and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03; and
(gg) other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed $75,000,000 at any time outstanding.
SECTION 7.02. Investments. Make or hold any Investments, except:
(a) Investments by the Borrower or a Restricted Subsidiary in assets that were Cash Equivalents when such Investment was made;
(b) loans or advances to officers, directors and employees of the Borrower (or any direct or indirect parent thereof) and the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of the Borrower (or any direct or indirect parent thereof or after a Qualifying IPO any Intermediate Holding Company) (provided that the amount of such loans and advances shall be contributed to the Borrower in cash as common equity) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding not to exceed $10,000,000;
(c) asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business;
(d) Investments (i) by any Loan Party in any other Loan Party (other than Holdings or any Intermediate Holding Company), (ii) by any Non-Loan Party in any other Non-Loan Party that is a Restricted Subsidiary, (iii) by any Non-Loan Party in any Loan Party, (iv) by any Loan Party in any Non-Loan Party that is a Restricted Subsidiary; provided that all such Investments pursuant to this clause (iv) shall be in the form of intercompany loans and evidenced by notes that have been pledged (individually or pursuant to a global note) to the Collateral Agent for the benefit of the Lenders (provided that in order to comply with the laws and regulations of a jurisdiction where such Non-Loan Party is located or organized, Investments in an aggregate amount not to exceed $50,000,000 may be structured as an equity contribution or otherwise in a form other than an intercompany loan (with unused amounts in any calendar year being carried over to the next succeeding calendar year only, subject to a maximum of $100,000,000 in any calendar year)); provided, further that to the extent that the amount of intercompany loans outstanding to any Non-Loan Party pursuant to this clause (iv) exceeds $30,000,000, such Non-Loan Party shall not be entitled to incur secured Indebtedness in excess of 50% of the aggregate amount of all such intercompany loans outstanding to such Non-Loan Party;

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;
(f) Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03, 7.04, 7.05 and 7.06, respectively;
(g) Investments (i) existing or contemplated on the Closing Date and set forth on Schedule 7.02(g) and any modification, replacement, renewal, reinvestment or extension thereof and (ii) existing on the Closing Date by the Borrower or any Restricted Subsidiary in the Borrower or any other Restricted Subsidiary and any modification, renewal or extension thereof; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by this Section 7.02;
(h) Investments in Swap Contracts permitted under Section 7.03;
(i) promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05;
(j) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a Subsidiary of the Borrower (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(j) (each, a “Permitted Acquisition”):
(A) subject to clause (B) below, a majority of all property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the Subsidiaries of such created or acquired Subsidiary) shall be Guarantors and shall have complied with the requirements of Section 6.11, within the times specified therein (for the avoidance of doubt, this clause (A) shall not override any provisions of the Collateral and Guarantee Requirement);
(B) the aggregate amount of consideration paid in respect of acquisitions of Persons that do not become Loan Parties (giving effect to any Investments permitted under Section 7.02(r)) shall not exceed the greater of $30,000,000 and 1.5% of Total Assets at the time of each such

Investment (with the fair market value of each such Investment being measured at the time made and without giving effect to subsequent changes in value) (net of any return representing a return of capital in respect of any such Investment);
(C) the acquired property, assets, business or Person is in the same or complimentary line of business as the Borrower and the Subsidiaries, taken as a whole;
(D) the board of directors (or similar governing body) of the person to be so purchased or acquired shall not have indicated publicly its opposition to the consummation of such purchase or acquisition (which opposition has not been publicly withdrawn);
(E) (1) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (2) immediately after giving effect to such purchase or other acquisition, the Senior Secured Leverage Ratio (calculated on a Pro Forma Basis) shall be no greater than 5.25 to 1.00 and, satisfaction of such requirement shall be evidenced by a certificate from the Chief Financial Officer or Treasurer of the Borrower demonstrating such satisfaction calculation in reasonable detail; and
(F) the Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (i) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;
(k) the Transaction;
(l) Investments in the ordinary course of business consisting of Article III endorsements for collection or deposit and Article IV customary trade arrangements with customers consistent with past practices;
(m) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;
(n) loans and advances to the Borrower (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to the Borrower (or such direct or indirect parent) in accordance with Section 7.06(f) or (g);

(o) so long as immediately after giving effect to any such Investment no Default has occurred and is continuing, other Investments that do not exceed the greater of (i) $100,000,000 and (ii) 4% of Total Assets in the aggregate, net of any return representing return of capital in respect of any such investment and valued at the time of the making thereof; provided that, such amount shall be increased by (i) the Net Cash Proceeds of Permitted Equity Issuances contributed to the Borrower that are Not Otherwise Applied and (ii) without duplication of clause (i) above, if as of the last day of the immediately preceding Test Period, the Borrower shall have been in compliance with the Senior Secured Leverage Test (calculated on a Pro Forma Basis), the Available Amount that is Not Otherwise Applied;
(p) advances of payroll payments to employees in the ordinary course of business;
(q) Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests of Holdings (or by any Intermediate Holding Company or direct or indirect parent of Holdings after a Qualifying IPO of Holdings, such Intermediate Holding Company or such direct or indirect parent of Holdings);
(r) Investments held by a Restricted Subsidiary acquired after the Closing Date or of a corporation merged into the Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;
(s) Guarantees by the Borrower or any Restricted Subsidiary of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;
(t) (i) Investments in a Securitization Subsidiary or any Investment by a Securitization Subsidiary in any other Person in connection with a Qualified Securitization Financing; provided, however, that any such Investment in a Securitization Subsidiary is in the form of a contribution of additional Securitization Assets or as equity, and (ii) distributions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing;
(u) Investments constituting the non-cash portion of consideration received in a Disposition permitted by Section 7.05; and
(v) Investments in, and solely to the extent contemplated by the organizational documents (as in existence on the Closing Date) of, joint ventures to which the Borrower or the Restricted Subsidiaries are a party on the Closing Date;

provided that no Investment in an Unrestricted Subsidiary that would otherwise be permitted under this Section 7.02 shall be permitted hereunder to the extent that any portion of such Investment is used to make any prepayments, redemptions, purchases, defeasances and other payments in respect of any Junior Financing.
SECTION 7.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:
(a) Unsecured Indebtedness of the Borrower or any Restricted Subsidiary; provided that both immediately prior and after giving Pro Forma Effect to such incurrence no Default or Event of Default shall exist or result therefrom;
(b) Indebtedness of the Borrower and any of its Subsidiaries under the Loan Documents;
(c) Indebtedness (i) outstanding on the Closing Date and listed on Schedule 7.03(c) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date;
(d) Guarantees by the Borrower and the Restricted Subsidiaries in respect of Indebtedness of the Borrower or any Restricted Subsidiary otherwise permitted hereunder (except that a Restricted Subsidiary that is a Non-Loan Party may not, by virtue of this Section 7.03(d), Guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 7.03); provided that (A) no Guarantee by any Restricted Subsidiary of any High Yield Note, Second Lien Facility or Junior Financing shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Guaranty and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;
(e) Indebtedness of the Borrower or any Restricted Subsidiary owing to the Borrower or any other Restricted Subsidiary to the extent constituting an Investment permitted by Section 7.02; provided that, all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall be subject to the subordination terms set forth in Section 5.03 of the Security Agreement;
(f) so long as the aggregate amount of Indebtedness incurred pursuant to this clause (f) does not exceed the greater of $100,000,000 and 4% of Total Assets, (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that such Indebtedness is incurred concurrently with or within two hundred and seventy (270) days after the applicable acquisition, construction, repair, replacement or improvement, (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted by Section 7.05(f) and (iii) any Permitted Refinancing of any Indebtedness set forth in the immediately preceding clauses (i) and (ii);

(g) Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes;
(h) Indebtedness of any Restricted Subsidiary assumed in connection with any Permitted Acquisition; provided that (x) such Indebtedness (i) was not incurred in contemplation of such Permitted Acquisition, (ii) is secured only by the assets acquired in the applicable Permitted Acquisition (including any acquired Equity Interests), (iii) the only obligors with respect to any Indebtedness incurred pursuant to this paragraph shall be those Persons who were obligors of such Indebtedness prior to such Permitted Acquisition (and any owner of any Equity Interests of a Subsidiary acquired in such Permitted Acquisition, which owner may provide only a non-recourse pledge of such Equity Interests to support such Indebtedness), and (y) both immediately prior and after giving effect thereto no Default shall exist or result therefrom;
(i) (i) Indebtedness of any Restricted Subsidiary (A) assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition, or (B) incurred to finance a Permitted Acquisition and (ii) any Permitted Refinancing of the foregoing; provided, that in the case of each of (i) and (ii) above, such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof (w) is unsecured or is subordinated to the Obligations on terms no less favorable to the Lenders than the subordination terms set forth in the Senior Subordinated Notes Indenture as of the Closing Date, (x) both immediately prior and after giving effect thereto, no Default shall exist or result therefrom, (y) matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the Maturity Date of the Term Loans (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemptions provisions satisfying the requirement of clause (z) hereof) and (z) has terms and conditions (other than interest rate and redemption premiums), taken as a whole, that are not materially less favorable to the Borrower as the terms and conditions of the Senior Subordinated Notes as of the Closing Date; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); provided further that notwithstanding anything contained in the Loan Documents to the contrary, (a) the only obligors with respect to any Indebtedness incurred pursuant to clause (A) of this paragraph or any Permitted Refinancing of Indebtedness in respect thereof shall be those Persons who were obligors of such Indebtedness immediately prior to such Permitted Acquisition and (b) Restricted Subsidiaries that are Non-Loan Parties may not incur Indebtedness pursuant to this clause (i) in an aggregate outstanding amount in excess of 5% of Foreign Subsidiary Total Assets;

(j) Indebtedness representing deferred compensation to employees of the Borrower and the Restricted Subsidiaries incurred in the ordinary course of business;
(k) Indebtedness to current or former officers, directors, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower (or any direct or indirect parent of the Borrower) permitted by Section 7.06;
(l) Indebtedness incurred by the Borrower or any of the Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments;
(m) Indebtedness consisting of obligations of the Borrower or any of the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transaction and Permitted Acquisitions or any other Investment expressly permitted hereunder;
(n) Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with deposit accounts;
(o) Indebtedness in an aggregate principal amount not to exceed $75,000,000 at any time outstanding;
(p) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;
(q) Indebtedness incurred by the Borrower or any of the Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; provided that any reimbursement obligations in respect thereof are reimbursed within 30 days following the incurrence thereof;
(r) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;
(s) Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is non recourse (except for Standard Securitization Undertakings) to the Borrower or any of its Restricted Subsidiaries;

(t) Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit;
(u) Indebtedness in respect of the High Yield Notes and any Permitted Refinancing thereof;
(v) (i) Indebtedness under a Second Lien Facility in an aggregate principal amount not to exceed $100,000,000 at any time outstanding; provided that at the time of the incurrence of such Indebtedness and after giving Pro Forma Effect thereto, no Default exists or would result therefrom, and (ii) Permitted Refinancings in respect thereof; provided that the amount of Indebtedness incurred pursuant to this clause (v) shall reduce on a dollar-for-dollar basis the Incremental Availability; and
(w) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (w) and then outstanding, does not exceed 5% of Foreign Subsidiary Total Assets, which Indebtedness shall be secured only to the extent permitted by Section 7.01(n);
(x) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (w) above; and
(y) Indebtedness in respect of (i) any Permitted Other Debt, including any Permitted Other Debt issued or incurred in exchange for, or which modifies, extends, refinances, renews, replaces or refunds existing Permitted Other Debt that was itself initially issued to refinance Term Loans pursuant to this Agreement and (ii) any Permitted Refinancing thereof.
For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased.
The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03.
For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (x) above, the Borrower shall, in its sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that (i) all Indebtedness outstanding under the Loan Documents will be deemed to have been incurred on such date in reliance only on the exception in clause (b) of Section 7.03, and (ii) all Indebtedness outstanding under the High Yield Notes will be deemed to have been incurred on such date in reliance only on the exception of clause (u) of Section 7.03.
SECTION 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:
(a) Any Intermediate Holding Company or any Restricted Subsidiary may merge with (i) the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (x) the Borrower shall be the continuing or surviving Person and (y) such merger does not result in the Borrower ceasing to be organized under the Laws of the United States, any state thereof or the District of Columbia, or (ii) any Intermediate Holding Company or any one or more other Restricted Subsidiaries other than the Borrower; provided that when any Restricted Subsidiary that is a Loan Party or any Intermediate Holding Company is merging with another Restricted Subsidiary, a Loan Party (other than any Intermediate Holding Company) shall be the continuing or surviving Person;
(b) (i) any Subsidiary that is a Non-Loan Party may merge or consolidate with or into any other Subsidiary that is a Non-Loan Party and (ii) any Subsidiary (other than the Borrower) may liquidate or dissolve or change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and its Subsidiaries and if not materially disadvantageous to the Lenders (for the avoidance of doubt, any Domestic Subsidiary of the Borrower that is a corporation may convert to a limited liability company and such conversion shall not be deemed to be materially disadvantageous to the Lenders);
(c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 and 7.03, respectively;
(d) so long as no Default exists or would result therefrom, the Borrower may merge with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (A) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the

Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent (including a Security Agreement Supplement (as defined in the Security Agreement)), (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guaranty confirmed that its Guarantee shall apply to the Successor Borrower’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, (E) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, and (F) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement;
(e) so long as no Default exists or would result therefrom, any Restricted Subsidiary (other than the Borrower) may merge with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11;
(f) so long as no Default exists or would result therefrom and no material assets have been transferred to such Subsidiaries from the Borrower or any Subsidiary thereof from the Closing Date to the date of such dissolution or liquidation, the Subsidiaries listed on Schedule 7.04(f) may be dissolved or liquidated;
(g) the Merger may be consummated; and
(h) so long as no Default exists or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05.
SECTION 7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:
(a) Dispositions of obsolete, worn out or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower and the Restricted Subsidiaries;

(b) Dispositions of inventory and immaterial assets in the ordinary course of business (including allowing any registrations or any applications for registration of any immaterial IP Rights to lapse or go abandoned in the ordinary course of business);
(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is promptly purchased or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually promptly purchased);
(d) Dispositions of property to the Borrower or a Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02;
(e) Dispositions permitted by Sections 7.02, 7.04 and 7.06 and Liens permitted by Section 7.01;
(f) (A) Dispositions of property pursuant to the Jackson Transaction and (B) Dispositions of property pursuant to sale-leaseback transactions; provided that (i) with respect to such property owned by the Borrower and the Restricted Subsidiaries on the Closing Date, the fair market value of all property so Disposed of after the Closing Date (taken together with the aggregate book value of all property Disposed of pursuant to Section 7.05(j)) shall not exceed five percent (5%) of Total Assets per year (with unused amounts in any calendar year being carried over to the next succeeding calendar year only) and (ii) with respect to such property acquired by the Borrower or any Restricted Subsidiary after the Closing Date, the applicable sale-leaseback transaction occurs within two hundred and seventy (270) days after the acquisition or construction (as applicable) of such property;
(g) Dispositions in the ordinary course of business of Cash Equivalents;
(h) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole;
(i) transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event;
(j) Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition, (ii) the aggregate book value of all property Disposed of in reliance on this clause (j) (taken together with the aggregate fair market value of all property Disposed of pursuant to Section 7.05(f)) shall not exceed five percent (5%) of Total Assets per year (with unused amounts in any calendar year being carried over to the next succeeding calendar year only) and (iii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $20,000,000, the Borrower or a Restricted Subsidiary shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(l) and clauses (i) and (ii) of Section 7.01(t)); provided, however, that for the purposes of this clause (iii), (A) any liabilities (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by such Restricted Subsidiary from such transferee that are converted by such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of 2.5% of Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash;
(k) Dispositions listed on Schedule 7.05(k) (“Scheduled Dispositions”);
(l) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;
(m) any Disposition of Securitization Assets to a Securitization Subsidiary;
(n) Dispositions of accounts receivable in connection with the collection or compromise thereof;
(o) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; and
(p) the unwinding of any Swap Contract;
provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Sections 7.05(e) and (i) and except for Dispositions from a Loan Party to another Loan Party), shall be for no less than the fair market value of such property at the time of such Disposition. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than the Borrower or any Restricted Subsidiary, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Borrower that such Disposition is permitted by this Agreement, the Administrative Agent or the Collateral Agent, as applicable, shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

SECTION 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:
(a) each Restricted Subsidiary may make Restricted Payments to the Borrower and to other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);
(b) the Borrower may (i) redeem in whole or in part any of its Equity Interests for another class of Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests; provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby or (ii) the Borrower and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person;
(c) Restricted Payments made on the Closing Date to consummate the Transaction;
(d) to the extent constituting Restricted Payments, the Borrower and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02, 7.04 or 7.08 other than Section 7.08(f);
(e) repurchases of Equity Interests in Holdings, the Borrower or any Restricted Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;
(f) the Borrower or any Restricted Subsidiary may pay (or make Restricted Payments to allow any direct or indirect parent thereof (including Holdings) to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Borrower or any such direct or indirect parent thereof (including Holdings) by any future, present or former employee, director or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrower or any such direct or indirect parent thereof (including Holdings) or any of its Subsidiaries pursuant to any employee or director equity plan, employee or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director or consultant of the Borrower or any such direct or indirect parent thereof (including Holdings) or any of its Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this clause (f) shall not exceed $15,000,000 in any calendar year (which shall increase to $30,000,000 subsequent to the consummation of a Qualifying IPO of Holdings or any direct or indirect parent thereof, as the case may be) (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $20,000,000 in any calendar year (which shall increase to $40,000,000 subsequent to the consummation of a Qualifying IPO of Holdings or any direct or indirect parent thereof, as the case may be)); provided, further that such amount in any calendar year may be increased by an amount not to exceed:
(i) the Net Cash Proceeds from the sale of Equity Interests (other than Disqualified Equity Interests) of the Borrower and, to the extent contributed to the Borrower, Equity Interests of any of the Borrower’s direct or indirect parent companies, in each case to members of management, directors or consultants of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Closing Date; plus
(ii) the Net Cash Proceeds of key man life insurance policies received by Holdings (to the extent contributed to the Borrower), the Borrower or its Restricted Subsidiaries; less
(iii) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (i) and (ii) of this Section 7.06(f);
and provided further that cancellation of Indebtedness owing to Holdings or the Borrower from members of management of the Borrower, any of the Borrower’s direct or indirect parent companies or any of the Restricted Subsidiaries in connection with a repurchase of Equity Interests of the Borrower or any of its direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement; provided, further, that the value of any Equity Interests repurchased, retired or acquired pursuant to this clause (f) shall be determined based on the imputed per share (or interest) price of any such Equity Interest as of the Closing Date.
(g) the Borrower may make Restricted Payments to any direct or indirect parent of the Borrower:
(i) so long as the Borrower is treated as a pass-through entity of which such direct or indirect parent is a owner or a partner, or is a member of a consolidated or combined group that includes such direct or indirect parent, for U.S. federal, state or local income tax purposes, the Borrower may pay to such direct or indirect parent the amount of U.S. federal, state and local income taxes, as the case may be, incurred by such direct or indirect parent but only to the extent such income taxes are attributable to the income of the Borrower and its Subsidiaries (excluding any Subsidiaries that are neither a pass-through entity nor a member of a consolidated or a combined group that includes a direct or indirect parent); provided that the amount of such payments in any fiscal year does not exceed the amount that the Borrower and such Subsidiaries would have been required to pay in respect of such federal, state and local taxes for such fiscal year if the Borrower and such Subsidiaries were members of a consolidated or combined group of which the Borrower was the common parent corporation.

(ii) the proceeds of which shall be used to pay its operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business, attributable to the ownership or operations of the Borrower and its Subsidiaries (including any reasonable and customary indemnification claims made by directors or officers of any direct or indirect parent of the Borrower attributable to the ownership or operations of the Borrower and its Subsidiaries);
(iii) the proceeds of which shall be used to pay the Borrower’s pro rata share of any franchise taxes and other fees, taxes and expenses required to maintain its (or so long as its direct or indirect parents directly or indirectly own no other assets than the Equity Interest in the Borrower any of its direct or indirect parents’) corporate existence;
(iv) to finance any Investment permitted to be made pursuant to Section 7.02; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) the Borrower shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be held by it or contributed to a Restricted Subsidiary or (2) the merger (to the extent permitted in Section 7.04) of the Person formed or acquired into a Restricted Subsidiary in order to consummate such Permitted Acquisition, in each case, in accordance with the requirements of Section 6.11;
(v) the proceeds of which shall be used to pay customary costs, fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering permitted by this Agreement; and
(vi) the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries;
(h) the Borrower or any Restricted Subsidiary may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;
(i) [Reserved;]

(j) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement;
(k) the declaration and payment of dividends on the Borrower’s common stock following the first public offering of the Borrower’s common stock or the common stock of any of its direct or indirect parents after the Closing Date, of up to 6% per annum of the net proceeds received by or contributed to the Borrower in or from any such public offering, other than public offerings with respect to the Borrower’s common stock registered on Form S–4 or Form S–8;
(l) payments made or expected to be made by the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;
(m) Restricted Payments in an amount equal to any reduction in taxes actually realized by the Borrower and the Restricted Subsidiaries in the form of refunds or credits or from deductions when applied to offset income or gain as a direct result of (i) Transaction Expenses, (ii) commitment and other financing fees or (iii) severance, change in control and other compensation expense incurred in connection with the exercise, repurchase, rollover or payout of stock options or bonuses, in each case in connection with the Transaction;
(n) the redemption in full of the Senior Subordinated Notes on the Restatement Date; and
(o) in addition to the foregoing Restricted Payments and so long as no Default shall have occurred and be continuing or would result therefrom and the Senior Secured Leverage Ratio (after giving Pro Forma Effect to such additional Restricted Payments) shall be no greater than 4.25 to 1.00, the Borrower may make additional Restricted Payments in an aggregate amount, together with the aggregate amount of (1) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings made pursuant to Section 7.12(a)(v) and (2) loans and advances to any direct or indirect parent of the Borrower made pursuant to Section 7.02(n) in lieu of Restricted Payments permitted by this clause (o), not to exceed the sum of (i) greater of $50,000,000 and two percent (2%) of Total Assets, (ii) the aggregate amount of the Net Cash Proceeds of Permitted Equity Issuances contributed to the Borrower that are Not Otherwise Applied and (iii) without duplication of clause (ii) above, the amount of the Available Amount that is Not Otherwise Applied.
Notwithstanding anything to the contrary herein, the Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment consisting of any proceeds from a Qualified Securitization Transaction.

SECTION 7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto.
SECTION 7.08. Transactions with Affiliates. Enter into any transaction of any kind with Parent or any Affiliate of Parent, whether or not in the ordinary course of business, other than (a) transactions between or among the Borrower or any Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction, (b) transactions on terms substantially as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) the Transaction and the payment of fees and expenses related to the Transaction, (d) the issuance of Equity Interests to any officer, director, employee or consultant of the Borrower or any of its Subsidiaries or any direct or indirect parent of the Borrower in connection with the Transaction, (e) the payment of management and monitoring fees to the Sponsor in an aggregate amount in any fiscal year not to exceed the amount permitted to be paid pursuant to the Sponsor Management Agreement as in effect on the Closing Date and any Sponsor Termination Fees not to exceed the amount set forth in the Sponsor Management Agreement as in effect on the Closing Date and related indemnities and reasonable expenses, (f) equity issuances, repurchases, retirements or other acquisitions or retirements of Equity Interests by the Borrower permitted under Section 7.06, (g) loans and other transactions by the Borrower and the Restricted Subsidiaries to the extent permitted under this Article VII, (h) employment and severance arrangements between the Borrower and the Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements, (i) payments by the Borrower (and any direct or indirect parent thereof) and the Restricted Subsidiaries pursuant to the tax sharing agreements among the Borrower (and any such direct or indirect parent thereof) and the Restricted Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries, (j) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of the Borrower and the Restricted Subsidiaries or any direct or indirect parent of the Borrower in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries, (k) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 7.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (l) dividends, redemptions and repurchases permitted under Section 7.06, (m) customary payments by the Borrower and any Restricted Subsidiaries to the Sponsor made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), which payments are approved by the majority of the members of the board of directors or a majority of the disinterested members of the board of directors of the Borrower in good faith and (n) any Disposition of Securitization Assets or related assets in connection with any Qualified Securitization Financing.

SECTION 7.09. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary that is a Non-Loan Party to make Restricted Payments to any Loan Party or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations which (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 hereto and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary; provided further that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14, (iii) represent Indebtedness of a Restricted Subsidiary which is a Non-Loan Party which is permitted by Section 7.03, (iv) arise in connection with any Lien permitted by Section 7.01(v) or any Disposition permitted by Section 7.05, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing) and the proceeds and products thereof, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(f), 7.03(g), 7.03(o) or 7.03(v) to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Indebtedness incurred pursuant to Section 7.03(h) only, to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) are customary restrictions contained in the Second Lien Facility, The Senior Notes Indenture or the Senior Subordinated Notes Indenture and (xiii) arise in connection with cash or other deposits permitted under Section 7.01.
SECTION 7.10. Use of Proceeds. Use the proceeds of (i) the Initial Term Loans, together with the proceeds of the issuance of the High Yield Notes and Equity Contribution for any purpose other than to finance the repayment of all amounts outstanding under the Existing Credit Agreement and certain other existing Indebtedness of PFGI and pay the Purchase Price and the Transaction Expenses on the Closing Date, (ii) the Restatement Revolving Credit Loans for any purpose other than to refinance the

Initial Revolving Credit Loans (if any) and, with any other Revolving Credit Loan, for any purpose other than for working capital and other general corporate purposes of the Borrower and its Subsidiaries, including the financing of Permitted Acquisitions; (iii) Swing Line Loans (as well as Letters of Credit) for any purpose other than for general corporate purposes of the Borrower and its Subsidiaries, or (iv) the Tranche E Term Loans, together with cash on the balance sheet of the Loan Parties, for any purpose other than to finance the prepayment in full of the Tranche D Term Loans and the Senior Subordinated Notes on the Restatement Date, and to pay related fees, costs and expenses.
SECTION 7.11. Accounting Changes. Make any change in fiscal year; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.
SECTION 7.12. Prepayments, Etc. of Indebtedness.
(a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments (with respect to the Second Lien Facility) shall be permitted) the Senior Subordinated Notes (except as set forth in clause (iv) below), the Second Lien Facility, any subordinated Indebtedness incurred under Sections 7.03(a), 7.03(h) or 7.03(n) or any other Indebtedness that is or is required to be subordinated to the Obligations pursuant to the terms of the Loan Documents (collectively, “Junior Financing”) or make any payment in violation of any subordination terms of any Junior Financing Documentation, except (i) the refinancing thereof with the Net Cash Proceeds of any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing and, if applicable, is permitted pursuant to Section 7.03(h)), to the extent not required to prepay any Loans or Facility pursuant to Section 2.05(b) or the prepayment thereof with Declined Proceeds, (ii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary to the Borrower or any Restricted Subsidiary to the extent permitted by the Collateral Documents, (iv) the prepayment of Senior Subordinated Notes on the Restatement Date and (v) if, as of the last day of the immediately preceding Test Period (after giving Pro Forma Effect to such prepayments, redemptions, purchases, defeasances and other payments) the Borrower is in compliance with the Senior Secured Leverage Test, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount, together with the aggregate amount of (1) Restricted Payments made pursuant to Section 7.06(o) and (2) loans and advances to Holdings made pursuant to Section 7.02(n), not to exceed the sum of (A) the greater of $50,000,000 or 2% of Total Assets, (B) the amount of the Net Cash Proceeds of Permitted Equity Issuances contributed to the Borrower that are Not Otherwise Applied, (C) without duplication of clause (B) above, the Available Amount that is Not Otherwise Applied and

(D) Declined Proceeds; provided, that the restrictions in this clause (a) shall not apply to any prepayment, redemption, purchase, defeasance or any other satisfaction of any Junior Financing consummated within a period of 12 months prior to the scheduled maturity thereof, so long as such Junior Financing is scheduled to mature prior to the Maturity Date.
(b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation or Second Lien Facility Documentation without the consent of the Arrangers.
SECTION 7.13. Equity Interests of Certain Restricted Subsidiaries. Permit any wholly owned Domestic Subsidiary that is a Restricted Subsidiary to become a non-wholly owned Subsidiary, except (other than with respect to the Borrower) to the extent such Restricted Subsidiary continues to be a Guarantor or in connection with a Disposition of all or substantially all of the assets or all of the Equity Interests of such Restricted Subsidiary permitted by Section 7.05 or the designation of such Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 6.14.
SECTION 7.14. Net First Lien Leverage Ratio. Permit the Net First Lien Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Restatement Date) ending with the last day of any fiscal quarter to exceed 5.25:1.00.
ARTICLE VIII
Events of Default and Remedies
SECTION 8.01. Events of Default. Any of the following events referred to in any of clauses (a) through (m) inclusive of this Section 8.01 shall constitute an “Event of Default”:
(a) Non-Payment. Any Loan Party or any other Guarantor fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or
(b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; or
(c) Other Defaults. Any Loan Party or any other Guarantor fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof by the Administrative Agent to the Borrower; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; provided that, those representations and warranties in Section 5.09 (b), (c) and (e) (other than those regarding formerly owned, leased or operated properties) that are qualified by the knowledge of Holdings or the Borrower shall be deemed not so qualified for the purpose of determining the occurrence of an Event of Default; or
(e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Agreements, termination events or equivalent events pursuant to the terms of such Swap Agreements), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness; or
(f) Insolvency Proceedings, Etc. Any Loan Party or any of the Restricted Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or
(g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts in excess of the Threshold Amount as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or
(h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or
(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (iii) a termination, withdrawal or noncompliance with applicable law or plan terms or termination, withdrawal or other event similar to an ERISA Event occurs with respect to a Foreign Plan that could reasonably be expected to result in a Material Adverse Effect; or
(j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any Guarantor contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party or any Guarantor denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or
(k) Change of Control. There occurs any Change of Control; or
(l) Collateral Documents. (i) Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.11 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create a valid and perfected lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied or failed to acknowledge coverage, or (ii) any of the Equity Interests of the Borrower ceasing to be pledged pursuant to the Security Agreement free of Liens other than Liens created by the Security Agreement or any nonconsensual Liens arising solely by operation of Law; or
(m) Junior Financing Documentation. (i) Any of the Obligations of the Loan Parties and Guarantors under the Loan Documents for any reason shall cease to be “Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under, and as defined in any Junior Financing Documentation, (ii) the subordination provisions set forth in any Junior Financing Documentation shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any Junior Financing, if applicable, or (iii) if applicable, the Second Lien Intercreditor Agreement (or, with respect to any Permitted Refinancing in respect of any Second Lien Facility, any other intercreditor agreement as described in clause (e) of the definition of the term “Permitted Refinancing”) shall, in whole or in part, cease to be effective or otherwise cease to be legally valid, binding and enforceable against the holders of any Indebtedness under the Second Lien Facility or such Permitted Refinancing, as the case may be.
SECTION 8.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions:
(a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;
(c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and
(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;
provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

SECTION 8.03. Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining whether a Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include any Restricted Subsidiary affected by any event or circumstances referred to in any such clause that is not a Material Subsidiary (it being agreed that all Restricted Subsidiaries affected by any event or circumstance referred to in any such clause shall be considered together, as a single consolidated Restricted Subsidiary, for purposes of determining whether the condition specified above is satisfied).
SECTION 8.04. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent and the Collateral Agent in their respective capacities as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.05 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, the Swap Termination Value under Secured Hedge Agreements and the Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;
Sixth, to the payment of all other Obligations of the Loan Parties and Guarantors that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrower.
SECTION 8.05. Borrower’s Right to Cure.
(a) Notwithstanding anything to the contrary contained in Section 8.01, in the event of any Event of Default resulting from a violation of the covenant set forth in Section 7.14 and until the expiration of the tenth (10th) day after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder, Holdings and any direct or indirect parent thereof (or, after a Qualifying IPO, any Intermediate Holding Company) may engage in a Permitted Equity Issuance to any of the Equity Investors and apply the amount of the Net Cash Proceeds thereof to increase Consolidated EBITDA with respect to such applicable quarter; provided that such Net Cash Proceeds (i) are actually received by the Borrower through capital contribution of such Net Cash Proceeds by Holdings or any direct or indirect parent thereof (or, after a Qualifying IPO, any Intermediate Holding Company) to the Borrower no later than ten (10) days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder, (ii) are Not Otherwise Applied and (iii) do not exceed the aggregate amount necessary to cure such Event of Default from a violation of the covenant set forth in Section 7.14, for any applicable period. The parties hereby acknowledge that this Section 8.05(a) may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.14 and shall not result in any adjustment to any amounts other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence.
(b) In each period of four consecutive fiscal quarters, there shall be at least one fiscal quarter in which no cure set forth in Section 8.05(a) is made.
ARTICLE IX
Administrative Agent and Other Agents
SECTION 9.01. Appointment and Authorization of Agents.
(a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
(b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.
(c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable) and a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
SECTION 9.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact such sub-agents as shall be deemed necessary by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The

Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).
SECTION 9.03. Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party, any Guarantor or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.
SECTION 9.04. Reliance by Agents.
(a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party or Guarantor), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.
(b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to,

approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
SECTION 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.
SECTION 9.06. Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

SECTION 9.07. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall severally indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.
SECTION 9.08. Agents in their Individual Capacities. Barclays Bank PLC and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties, the Guarantors and their respective Affiliates as though Barclays Bank PLC were not the Administrative Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Barclays Bank PLC or its Affiliates may receive information regarding any Loan Party, any Guarantor or any of their Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party, such Guarantor or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Barclays Bank PLC and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include Barclays Bank PLC in its individual capacity.
SECTION 9.09. Successor Agents. The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ notice to the Lenders and the Borrower. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default under Section 8.01(f) or (g) (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent,” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.
SECTION 9.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(g) and (h), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
SECTION 9.11. Collateral and Guaranty Matters. The Lenders irrevocably agree:
(a) that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the expiration or termination of all Letters of Credit and any other obligation (including a guarantee that is contingent in nature), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than the Borrower or any of its Domestic Subsidiaries that are Restricted Subsidiaries, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, or (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below;
(b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i);
(c) that any Subsidiary Guarantor shall be automatically released from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the High Yield Notes or any Junior Financing;

(d) if any Subsidiary Guarantor shall cease to be a Material Subsidiary, as certified in writing by a Responsible Officer, (i) such Subsidiary shall be automatically released from its obligations under any Guaranty and (ii) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary shall be automatically released; provided that no such release shall occur if such Subsidiary continues to be a guarantor in respect of the High Yield Notes or any Junior Financing; and
(e) the Collateral Agent may, without any further consent of any Lender, enter into (i) a First Lien Intercreditor Agreement with the collateral agent or other representatives of holders of Permitted Other Debt that is intended to be secured on a pari passu basis with the Obligations and/or (ii) a Second Lien Intercreditor Agreement with the collateral agent or other representatives of the holders of Indebtedness permitted under Section 7.03, where such Indebtedness is secured by Liens permitted under Section 7.01. The Collateral Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such other Liens are permitted. Any First Lien Intercreditor Agreement or Second Lien Intercreditor Agreement entered into by the Collateral Agent in accordance with the terms of this Agreement shall be binding on the Secured Parties.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11.
SECTION 9.12. Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent”, “joint bookrunner” or “arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.
SECTION 9.13. Appointment of Supplemental Administrative Agents.
(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).
(b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.
(c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.
SECTION 9.14. Withholding Tax. To the extent required by any applicable law, any Agent may withhold from any payment to any Lender an amount equivalent to any withholding tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that any Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify such Agent of a change in circumstances which rendered the exemption from or reduction withholding tax ineffective), such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including any penalties or interest and together with any expenses incurred.
ARTICLE X
Miscellaneous
SECTION 10.01. Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall:
(a) extend or increase the Commitment of any Lender without the written consent of each Lender directly affected thereby (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);
(b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;
(c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of Total Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;
(d) change any provision of this Section 10.01, the definition of “Required Lenders” or “Pro Rata Share” or Section 2.05(b)(v)(Y), 2.06(c), 8.04 or 2.13 without the written consent of each Lender affected thereby;
(e) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender; or
(g) change the currency in which any Loan is denominated of any Loan without the written consent of the Lender holding such Loans;
(h) amend the definition of the term “Interest Period” so as to permit intervals in excess of six (6) months without regard to availability to all Lenders, without the consent of (i) with respect to the Term Loans, each Term Lender and (ii) with respect to the Revolving Credit Loans, each Revolving Credit Lender.
and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of an L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (v) the consent of Lenders holding more than 50% of any Class of Commitments shall be required with respect to any amendment that by its terms adversely affects the rights of such Class in respect of payments hereunder in a manner different than such amendment affects other Classes. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders). Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) in accordance with, and to give effect to, Sections 2.14 through 2.17.
Notwithstanding anything to the contrary contained in Section 10.01, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents.

SECTION 10.02. Notices and Other Communications; Facsimile Copies.
(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document or under any Lender Addendum shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i) if to the Borrower, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and
(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its signature page to the Fifth Amendment, its Administrative Questionnaire or on Schedule 1 to the Lender Addendum to which such Lender is a party or, to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender.
All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(c)), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuers and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.
(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents and any Lender Addenda may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Guarantors, the Agents and the Lenders.
(c) Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
SECTION 10.03. No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.
SECTION 10.04. Attorney Costs and Expenses. The Borrower agrees (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent and the Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Latham & Watkins LLP and one local and foreign counsel in each relevant jurisdiction, and (b) to pay or reimburse the Administrative Agent, the Arrangers and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of counsel to the Administrative Agent). The foregoing costs and expenses shall include all reasonable search, filing, recording and title insurance charges and fees related thereto, and other (reasonable, in the case of Section 10.04(a)) and documented out-of-pocket expenses incurred by any Agent. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within ten (10) Business Days of receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party or Guarantor fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party or such Guarantor by the Administrative Agent in its sole discretion.
SECTION 10.05. Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (in the case of each of the following clauses (x), (y) and (z), as finally determined by a non-appealable decision by a court of competent jurisdiction) (x) the gross negligence or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee or agent of such Indemnitee, (y) a material breach of the Loan Documents by such Indemnitee or of any affiliate, director, officer, employee or agent of such Indemnitee or (z) with respect to subparagraph (c) above, in the event the Lenders take possession of any or all Mortgaged Properties, any act or omission by or on behalf of any Lender with respect to such Mortgaged Property. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within ten (10) Business Days after demand therefor; provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification or contribution rights with respect to such payment pursuant to the express terms of this Section 10.05. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 10.06. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.
SECTION 10.07. Successors and Assigns.
(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Holdings nor the Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or an equal portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed, it being understood that the Borrower shall have the right to withhold its consent if the Borrower would be required to obtain the consent of, or make a filing or registration with, a Governmental Agency) of:
(A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing, any Assignee;
(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund;

(C) each L/C Issuer at the time of such assignment; provided that no consent of the L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent; and
(D) in the case of any assignment of any of the Revolving Credit Facility, the Swing Line Lender.
(ii) Assignments shall be subject to the following additional conditions:
(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $2,500,000 (in the case of the Revolving Credit Facility) or $1,000,000 (in the case of a Term Loan) unless each of the Borrower and the Administrative Agent otherwise consents; provided that (1) no such consent of the Borrower shall be required if an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;
(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds; and
(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.
(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e).

(d) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Administrative Agent and any Lender (with respect to its interests only), at any reasonable time and from time to time upon reasonable prior notice.
(e) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant. Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 10.15), 3.04 and 3.05 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of he Treasury Regulations. The entries in the

Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.
(g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.
(i) Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.
(j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as an L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the Swing Line Lender shall have identified, in consultation with the Borrower, a successor L/C Issuer or Swing Line Lender willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).
SECTION 10.08. Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information and to not use or disclose such information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ directors, officers, employees, trustees, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g) or to any bona fide or potential Eligible Assignee, transferee or Participant in connection with the contemplated assignment, transfer or participation of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) to any Swap Contract or derivative transaction relating to the Borrower and its obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08; (h) to any Governmental Authority or examiner (including the National

Association of Insurance Commissioners or any other similar organization) regulating any Lender; (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); (j) disclosure on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans; (k) disclosures required or requested by any Governmental Authority or representative thereof or by the NAIC or pursuant to legal or judicial process; provided, unless specifically prohibited by applicable law or court order, each Lender and each Agent shall make reasonable efforts to notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information; or (l) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, credit insurers and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from any Loan Party or its Affiliates or its Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to the Borrower or any of its Subsidiaries or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified at the time of delivery as confidential or is delivered pursuant to Section 6.01, 6.02 or 6.03 hereof.
SECTION 10.09. Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of the Borrower. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.
SECTION 10.10. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
SECTION 10.11. Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
SECTION 10.12. Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

SECTION 10.13. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
SECTION 10.14. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.15. Tax Forms.
(a) (i) Each Lender and Agent that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “Foreign Lender”) shall, to the extent it may lawfully do so, deliver to the Borrower and the Administrative Agent, on or prior to the Closing Date (or upon accepting an assignment of an interest herein), two duly signed, properly completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, United States withholding tax on all payments to be made to such Foreign Lender by the Borrower or any other Loan Party pursuant to this Agreement or any other Loan Document) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower or any other Loan Party pursuant to this Agreement or any other Loan Document) or such other evidence reasonably satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, United States federal withholding tax, including any exemption pursuant to Section 871(h) or 881(c) of the Code, and in the case of a Foreign Lender claiming such an exemption under Section 881(c) of the Code, a certificate that establishes in writing to the Borrower and the Administrative Agent that such Foreign Lender is not (i) a “bank” as defined in Section 881(c)(3)(A) of the Code, (ii) a 10-percent stockholder within the meaning of Section 871(h)(3)(B) of the Code, or (iii) a controlled foreign corporation related to the Borrower with the meaning of Section 864(d) of the Code. Thereafter and from time to time, each such Foreign Lender shall, to the extent it may lawfully do so, (A) promptly submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States Laws and regulations to avoid, or such evidence as is reasonably satisfactory to the Borrower and the Administrative Agent of any available exemption from, or reduction of, United States federal withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower or other Loan Party pursuant to this Agreement, or any other Loan Document, in each case, (1) on or before the date that any such form, certificate or other evidence expires or becomes obsolete, (2) after the occurrence of a change in the Lender’s circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Borrower and the Administrative Agent and (3) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent, and (B) promptly notify the Borrower and the Administrative Agent of any change in the Lender’s circumstances which would modify or render invalid any claimed exemption or reduction.
(ii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Foreign Lender under any of the Loan Documents shall, to the extent it may lawfully do so, deliver to the Borrower and the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Borrower or the Administrative Agent (in either case, in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Foreign Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Foreign Lender acts for its own account that is not subject to United States federal withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Foreign Lender is required to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Foreign Lender is not acting for its own account with respect to a portion of any such sums payable to such Foreign Lender.
(iii) The Administrative Agent may deduct and withhold any taxes required by any Laws to be deducted and withheld from any payment under any of the Loan Documents.
(b) Each Lender and Agent that is a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “U.S. Lender”) shall deliver to the Administrative Agent and the Borrower two duly signed, properly completed copies of IRS Form W-9, or any successor thereto, certifying that such U.S. Lender is entitled to an exemption from United States backup withholding tax (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in the Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent. If such U.S. Lender fails to deliver such forms, then the Administrative Agent may withhold from any payment to such U.S. Lender an amount equivalent to the applicable backup withholding tax imposed by the Code.
(c) The Borrower shall not be required to pay any additional amount or any indemnity payment under Section 3.01 to (A) any Foreign Lender if such Foreign Lender shall have failed to satisfy the foregoing provisions of this Section 10.15(a), or (B) any U.S. Lender if such U.S. Lender shall have failed to satisfy the provisions of Section 10.15(b); provided that if such Lender shall have satisfied the requirement of this Section 10.15(a) or Section 10.15(b), as applicable, on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 10.15(a) or Section 10.15(b) shall relieve the Borrower of its obligation to pay any amounts pursuant to Section 3.01 in the event that, as a result of any change in any applicable Law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate. Nothing in Section 10.15(a) shall relieve the Borrower of its obligation to pay any amounts pursuant to Section 3.01 in the event that the requirements of 10.15(a)(ii) have not been satisfied if the Borrower is entitled, under applicable Law, to rely on any applicable forms and statements that have been provided under this Section 10.15 by the Foreign Lender that does not act or has ceased to act for its own account under any of the Loan Documents.
(d) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
SECTION 10.16. GOVERNING LAW.
(a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).
(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, HOLDINGS, EACH AGENT AND EACH LENDER

CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, HOLDINGS, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.
SECTION 10.17. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
SECTION 10.18. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, Holdings and the Administrative Agent and the Administrative Agent shall have been notified by each Lender, Swing Line Lender and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04.
SECTION 10.19. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable Law).
SECTION 10.20. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provision of this Section 10.20 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.
SECTION 10.21. USA PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA PATRIOT Act.
SECTION 10.22. Agent for Service of Process. The Borrower agrees that promptly following request by the Administrative Agent it shall cause each Material Foreign Subsidiary or for whose account a Letter of Credit is issued to appoint and maintain an agent reasonably satisfactory to the Administrative Agent to receive service of process in New York City on behalf of such Material Foreign Subsidiary.
SECTION 10.23. Delivery of Lender Addenda. Each Initial Term Lender, Extending Initial Term Lender, Post-Restatement Date Extending Lender, Tranche E Lender, a Lender of Incremental Term Loans and Revolving Commitment Increase Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.
SECTION 10.24. Amendment and Restatement. It is the intention of each of the parties hereto that the Original Credit Agreement be amended and restated in its entirety pursuant hereto so as to preserve and continue the perfection and priority of all Liens securing Indebtedness and Obligations under the Original Credit Agreement and that all Indebtedness and Obligations of the Borrower and the Guarantors hereunder shall be secured by the Liens evidenced under the Collateral Documents and that the Fifth Amendment and this Agreement do not constitute a novation or termination of the Indebtedness and Obligations existing under the Original Credit Agreement (or serve to terminate Section 10.04 of the Original Credit Agreement or any of the Borrower’s obligations thereunder with respect to the existing Lenders). In addition, unless specifically amended hereby, each of the Loan Documents shall continue in full force and effect and that, from and after the Restatement Date, all references to the “Credit Agreement” contained therein shall be deemed to refer to this Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Exhibit B
Schedule 2.03
Existing Letters of Credit

Issuing Bank	Beneficiary	Number	Current Amount	Effective Date	Expiration Date
Barclays Bank PLC	Fidelity and Deposit Company of Maryland	SB01401	$100,000.00	March 26, 2010	May 1, 2012
Barclays Bank PLC	Arrowood Indemnity Company, On Behalf of Itself and Its Affiliated Companies	SB01402	$129,000.00	March 26, 2010	May 1, 2012
Barclays Bank PLC	Woodcrest Road Associates, L.P., A Pennsylvania limited partnership d/b/a WRAAP, L.P. in New Jersey	SB01424	$1,000,000.00	May 4, 2010	June 15, 2012
Barclays Bank PLC	Zurich American Insurance Company	SB01425	$2,850,000	May 4, 2010	May 1, 2012
Barclays Bank PLC	Worker’s Compensation Board -State of NY	SB01432	$8,907,284.00	May 17, 2010	May 14, 2012
Barclays Bank PLC	General Electric Capital Corporation	SB01436	$80,140.00	May 21, 2010	May 21, 2012
Barclays Bank PLC	Zurich American Insurance Company	SB01448	$1,500,000.00	June 17, 2010	June 17, 2012
Barclays Bank PLC	Old Republic Insurance Company	SB01460	$3,800,000.00	August 3, 2010	August 3, 2012
Barclays Bank PLC	Travelers Casualty and Surety Company of America, for itself, and on behalf of its Parents, Affiliates and Subsidiaries	SB01465	$1,295,088.00	September 1, 2010	August 26, 2012
Barclays Bank PLC	Department of Energy, Labor and Economics Growth, Workers’ Compensation Agency, Self-Insured Programs	SB01468	$100,000.00	October 22, 2010	September 16, 2012
Barclays Bank PLC	Worker’s Compensation Board -State of NY	SB01472	$624,000.00	October 22, 2010	September 12, 2012
Barclays Bank PLC	General Electric Capital Corporation	SB01476	$722,131.60	September 16, 2010	September 12, 2012
	ACE Group	SB01490	$818,016.00	October 14, 2010	October 13, 2012
Barclays Bank PLC	Zurich American Insurance Company	SB01491	$7,030,000.00	October 18, 2010	October 18, 2012

Exhibit D to Credit Agreement
FORM OF COMPLIANCE CERTIFICATE
Reference is made to the Amended and Restated Credit Agreement dated as of April [17], 2012 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pinnacle Foods Finance LLC (the “Borrower”), Peak Finance Holdings LLC (“Holdings”), Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and each lender from time to time party thereto (capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein). Pursuant to Section 6.02 of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of Holdings, certifies as follows:

1
[Attached hereto as Exhibit [A] is the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.]

2
[Attached hereto as Exhibit [B] is the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes.]

3	Attached hereto as Annex A are computations demonstrating compliance with the covenant contained in Section 7.14 of the Credit Agreement.

4
To my knowledge, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, at no time during the period between [    ] and [    ] (the “Certificate Period”) did a Default or an Event of Default exist. [If unable to provide the foregoing certification, fully describe the reasons therefor and circumstances thereof and any action taken or proposed to be taken with respect thereto (including the delivery of a “Notice of Intent to Cure” concurrently with delivery of this Compliance Certificate) on Annex B attached hereto.]

IN WITNESS WHEREOF, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, has executed this certificate for and on behalf of the Borrower and has caused this certificate to be delivered this      day of             .

PINNACLE FOODS FINANCE LLC, as Borrower,

By:
Name:
Title:
[Signature Page to Compliance Certificate]

ANNEX A TO
COMPLIANCE CERTIFICATE
FOR THE FISCAL [QUARTER] [YEAR] ENDING [mm/dd/yy].

1.	Consolidated EBITDA: (i) (ii) =		$[ , , ]

	(i)	(a) Consolidated Net Income:	$[ , , ]

		(b) provisions for taxes based on income:	$[ , , ]

		(c) Consolidated Interest Expense:	$[ , , ]

		(d) Consolidated Depreciation and Amortization Expense:	$[ , , ]

(e) any expenses or charges (other than depreciation or amortization expense) related to any equity offering, Investment, acquisition, disposition, or recapitalization or the incurrence of Indebtedness:
$[ , , ]

(f) the amount of any restructuring charges, integration costs or other business optimization expenses, costs associated with new facilities up to the point of commercial production or reserves deducted (and not added back) in such period in computing Consolidated Net Income:
$[ , , ]

		(g) any other non-cash charges:	$[ , , ]

(h) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income:
$[ , , ]

(i) the amount of management, monitoring, consulting and advisory fees (including termination fees) and related indemnities and expenses paid or accrued in such period to the Sponsor and deducted (and not added back) in such period in computing Consolidated Net Income:
$[ , , ]

(j) the amount of net cost savings projected by the Borrower in good faith to be realized as a result of specified actions taken or initiated during or prior to such period (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions:
$[ , , ]

		(k) the amount of loss on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Qualified Securitization Financing:	$[ , , ]

(l) any costs or expense incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interests of the Borrower (other than Disqualified Equity Interests) solely to the extent that such net cash proceeds are Not Otherwise Applied
$[ , , ]

		(m) any net loss from disposed or discontinued operations:	$[ , , ]

(n) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non- cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (ii) below for any previous period and not added back:
$[ , , ]

(ii)
(a) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and any non-cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated EBITDA in such prior period:
$[ , , ]

		(b) any net income from disposed or discontinued operations:	$[ , , ]

2.	Consolidated Net Income: (i) (ii) =		$[ , , ]

	(i)	the net income (or loss) of Holdings and its Restricted Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP:	$[ , , ]

(ii)
(a) after-tax effect of extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including relating to the Transaction Expenses or any multi-year strategic initiatives), severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans:
$[ , , ]

(b) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period:	$[ , , ]

(c) any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations:	$[ , , ]

(d) any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person other than in the ordinary course of business:
$[ , , ]

(e) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting:	$[ , , ]

(f) effects of adjustments (including the effects of such adjustments pushed down to the Borrower and its Restricted Subsidiaries) in the inventory, property and equipment, software, goodwill, other intangible assets, in-process research and development, deferred revenue and debt line items in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of purchase accounting in relation to the Transaction or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes:
$[ , , ]

(g) any after-tax effect of income (loss) from the early extinguishment of (i) Indebtedness, (ii) obligations under any Swaps Contracts or (iii) other derivative instruments:	$[ , , ]

(h) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP:
$[ , , ]

(i) any non-cash compensation charge or expense, including any such charge arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights:	$[ , , ]

(j) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, Disposition, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction:
$[ , , ]

	(k) accruals and reserves that are established within twelve months after the Closing Date that are so required to be established as a result of the Transaction in accordance with GAAP:	$[ , , ]

	(l) any net unrealized gain or loss (after any offset) resulting in such period from obligations under any Swap Contracts and the application of Statement of Financial Accounting Standards No. 133:	$[ , , ]

(m) any net unrealized gain or loss (after any offset) resulting in such period from currency translation gains or losses including those (x) related to currency remeasurements of Indebtedness and (y) resulting from hedge agreements for currency exchange risk:
$[ , , ]

3.	Consolidated Senior Secured Debt:	$[ , , ]

4.	Net First Lien Secured Debt:	$[ , , ]

5.	Consolidated Total Debt:	$[ , , ]

6.	Secured Leverage Ratio: (i)/(ii) =

	(i) Consolidated Senior Secured Debt	$[ , , ]

	(ii) Consolidated EBITDA for the four Fiscal Quarter period then ended:	$[ , , ]

. :1.00

7.	Net First Lien Leverage Ratio: (i)/(ii) =

	(i) Net First Lien Secured Debt	$[ , , ]

	(ii) Consolidated EBITDA for the four Fiscal Quarter period then ended:	$[ , , ]

Actual: . :1.00
Required: . :1.00

8.	Total Leverage Ratio: (i)/(ii) =

	(i)	Consolidated Total Debt	$[ , , ]

	(ii)	Consolidated EBITDA for the four Fiscal Quarter period then ended:	$[ , , ]

. :1.00

ANNEX B TO
COMPLIANCE CERTIFICATE
INTENT TO CURE

EXHIBIT A TO
COMPLIANCE CERTIFICATE
ANNUAL FINANCIAL STATEMENTS

EXHIBIT B TO
COMPLIANCE CERTIFICATE
QUARTERLY FINANCIAL STATEMENT

Exhibit J to Credit Agreement
FORM OF
LENDER ADDENDUM
LENDER ADDENDUM, dated as of [            ] (this “Lender Addendum”), to the Amended and Restated Credit Agreement, dated as of April 17, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Pinnacle Foods Finance LLC (the “Borrower”), Peak Finance Holdings LLC (“Holdings”), Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent and Swing Line Lender, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.23 of the Credit Agreement, the undersigned hereby becomes a party to the Credit Agreement with all the rights and obligations of a Lender thereunder having the Commitments set forth in Schedule 1 hereto, effective as of the Restatement Date.
THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Lender Addendum to be executed and delivered by a duly authorized officer on the date first above written.

[LENDER]

By:
Name:
Title:
Accepted this      day of

PINNACLE FOODS FINANCE LLC, as Borrower

By:
Title:

BARCLAYS BANK PLC, as Administrative Agent

By:
Title:

Schedule 1
COMMITMENTS AND NOTICE ADDRESS

1.	Name of Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

2.	Restatement Revolving Credit Commitment:

3.	Initial Term Commitment:

4.	Extended Initial Term Commitment:

5.	Tranche E Term Commitment: